As filed with the Securities and Exchange Commission on February 28, 2006
Registration No. 2-28174
Investment Company Act File No. 811-01597

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

Pre-Effective Amendment No. ___ / /

Post-Effective Amendment No. 81 /X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

AMENDMENT NO. ______ /X/

STEWARD FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

5847 San Felipe, Suite 4100, Houston, TX 77057
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (713) 260-9000

David J. Harris, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/X / immediately upon filing pursuant to paragraph (b).
/ / on _____________pursuant to paragraph (b).
/ / 60 days after filing pursuant to paragraph (a)(i).
/ / on (date) pursuant to paragraph (a)(i).
/ / 75 days after filing pursuant to paragraph (a)(ii).
/ / on _____________ pursuant to paragraph (a)(ii) of Rule 485.

STEWARD FUNDS

Equity Funds                                                             Income Funds

Steward Multi-Manager Equity Fund                                         Steward Select Bond Fund

Steward Domestic All-Cap Equity Fund                                      Steward Short-Term Select Bond Fund

Steward Small-Cap Equity Fund

Steward International Equity Fund

PROSPECTUS

February 28, 2006

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Page

ABOUT THE STEWARD FUNDS

Steward Multi-Manager Equity Fund

Objectives and Strategies

Principal Risks

Fees and Expenses

Steward Domestic All-Cap Equity Fund

Objectives and Strategies

Principal Risks

Fees and Expenses

Steward Small-Cap Equity Fund

Objectives and Strategies

Principal Risks

Fees and Expenses

Steward International Equity Fund

Objectives and Strategies

Principal Risks

Fees and Expenses

Steward Select Bond Fund

Objectives and Strategies

Principal Risks

Fees and Expenses

Steward Short-Term Select Bond Fund

Objectives and Strategies

Principal Risks

Fees and Expenses

Management

YOUR ACCOUNT

Buying and Selling Shares

Share Price

Minimum Investment

Share Certificates

Telephone Transactions

Frequent Transactions

Purchasing Fund Shares

Redeeming Fund Shares

Exchanging Fund Shares

Distribution and Taxes

FOR MORE INFORMATION

Back Cover

About the Steward Funds

Values Based Investing

The Steward Funds described in this prospectus offer investors the opportunity to pursue investment goals while being consistent with cultural values favored by many Christians, but not necessarily by any particular Christian denomination. Thus, in pursuing their investment objectives, the Steward Funds apply a comprehensive set of cultural values screens to all of the investments in each portfolio ("Fund"). Among other investment restrictions, the Funds use their best efforts to avoid investing in companies that are recognized as being materially involved with pornography, abortion, alcohol, gambling or tobacco although a Fund may invest up to 5% of its gross assets in certain collective investment vehicles or derivatives that may include prohibited companies. The Funds may apply additional cultural values screening criteria that are deemed by the Advisory Committee to be consistent with cultural values favored by many Christians, although not necessarily by any particular Christian denomination. If a company already held by a Fund is added to the list of prohibited companies, the Fund will generally sell the securities of such company, although the sale may be delayed if such securities are illiquid or if the investment adviser, or money manager, as applicable, determines that an immediate sale would have a negative tax or other effect on the Fund.

The Steward Funds

The following pages describe the investment objectives and strategies of the Steward Funds covered by this prospectus. The investment objectives of these Steward Funds are not fundamental and may be changed without shareholder approval.

Each Steward Fund offers two classes of shares - Individual Class shares and Institutional Class shares, which differ in terms of expenses and minimum investments. (See "Fees and Expenses" and "Buying and Selling Fund Shares," below.)

Advisory Committee and Consultant

The Funds' Board of Directors ("Board") has appointed an Advisory Committee that consults with the Board regarding the content of the Funds' cultural values screens and their application to the Funds' investment policies, as well as various other philosophical and structural matters concerning the Funds. The Chairman of the Advisory Committee is selected by the Board's Nominating Committee. The Chairman then recommends prospective members of the Advisory Committee, subject to approval by the Board, whom he or she believes are qualified to assist in fulfilling the Advisory Committee's role. Advisory Committee members serve without fee but are compensated for expenses incurred in connection with attending Fund-related meetings.

The Board has also retained Steward Fund Consultants, Inc. ("SFC") to serve as an independent source of expertise and education for the Board and the Advisory Committee regarding issues surrounding the cultural values screens. SFC is a subsidiary of Steward Financial Holdings, Inc., which is wholly owned by the Assemblies of God Foundation. SFC management pioneered the initial development of values-based investing methodology over the last decade, having started the first investment research firm exclusively dedicated to values-based investing data and analysis. For these services, SFC will receive fees from the Funds, based on their aggregate average daily net assets, at the maximum annual rate of 0.10% of the first $200 million of such assets, 0.075% of the next $200 million, 0.06% of the next $200 million, 0.05% of the next $400 million and 0.04% of aggregate assets over $1 billion.

The Board, in consultation with the Advisory Committee and SFC, has sole responsibility for approving the list of companies whose securities are prohibited investments for the Funds, for approving any changes to such list, and for assuring that such list and any such changes are provided to each investment adviser. Subject to these investment prohibitions, each Fund's investment adviser or applicable money manager, not the Advisory Committee or SFC, has sole responsibility for determining which securities a Fund will buy, sell or hold.

STEWARD MULTI-MANAGER EQUITY FUND

Investment Objective: To provide long-term capital appreciation.

Principal Investment Strategies

The Steward Multi-Manager Equity Fund invests primarily in common stocks of small, medium and large capitalization companies, most of which are U.S.-based. While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization, the Fund generally defines large, medium and small capitalization stocks as stocks of the largest 3000 companies in the United States. The market capitalization of these companies, as well as the capitalization range of companies in which the Fund may invest, will change with market conditions. As of May 31, 2005, the market capitalization of these companies was between $386.9 billion and $182.6 million.

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Fund will provide 60 days' notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Subject to the limitations of the Fund's cultural screening policies, which are not developed, reviewed or approved by FRIMCo or the money managers, the Fund uses the following principal investment styles intended to complement one another:

o Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects.

o Value Style emphasizes investments in equity securities of companies that appear to a money manager to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues or cash flow.

o Market-Oriented Style emphasizes investments in companies that appear to a money manager to be undervalued relative to their growth prospects. Money managers select securities from the broad equity market rather than focusing on the growth or value segments of the market.

Additionally, the Fund is diversified by equity substyle. For example, within the Growth Style, the Fund expects to employ both an Earnings Momentum substyle (concentrating on companies with more volatile and accelerating growth rates) and a Consistent Growth substyle (concentrating on companies with stable earnings growth over an economic cycle).

FRIMCo exercises investment discretion over any portion of the Fund's assets not allocated to the money managers. FRIMCo selects the individual portfolio securities for that portion of the Fund's assets and for the Fund's cash reserves. FRIMCo may also directly manage portions of the Fund's assets during periods of transition from one money manager to another.

FRIMCo, subject to oversight by the Fund's Board of Directors, has ultimate responsibility to oversee the money managers, to recommend their hiring, termination and replacement and to determine how the Fund's assets shall be allocated among the money managers. FRIMCo believes that by employing a unique combination of qualitative and quantitative measurements, it is possible to select money managers within subsets or styles for specific asset classes and investment styles who have shown a consistent ability to achieve results that exceed their respective asset class subset or style-specific benchmarks. For the Fund, FRIMCo expects to combine select money managers with other money managers within the same asset class who employ complementary styles. FRIMCo believes that combining complementary investment styles within an asset class tends to reduce investors' risk from a particular investment style's going out of favor. For more information on FRIMCo and the money managers, see "Management," below.

The Fund intends to be fully invested at all times. The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including money market funds. In addition to investing in such short-term investments, the Fund may use a hedging strategy for its cash reserves to achieve its strategy to be fully invested by exposing these reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. Government debt obligations as collateral.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the hedging strategy for its cash reserves.

Principal Risks

An investment in the Steward Multi-Manager Equity Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if the money managers' investment techniques and risk analyses do not produce the desired results. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. Although the Fund may invest in securities of companies across multiple capitalizations, in the event the Fund invests more heavily in smaller companies its risks will increase and changes in its share price may become more sudden or more erratic. (See "Securities of Small Capitalization Companies" below.)

Other risks of investing in the Fund are as follows:

o Multi-Manager Approach - The investment styles employed by the Fund's money managers may not be complementary. The interplay of the various strategies employed by the Fund's multiple money managers may result in the Fund holding a concentration of certain types of securities. This concentration may be beneficial or detrimental to the Fund's performance depending upon the performance of those securities and the overall economic environment. The money managers selected for the Fund may underperform the market generally or other money managers that could have been selected for the Fund. The multi-manager approach could increase the Fund's portfolio turnover rate, realization of capital gains or losses, brokerage commissions and other transactions costs.

o Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund's cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the Fund's cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o Equity Securities - The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds will take precedence over the claims of owners of its equity securities.

o Value Stocks - Investments in value stocks are subject to the risks of equity securities, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stocks may turn out not to have been undervalued.

o Selection Risk - Particular stocks selected for the Fund may under-perform the market or other funds with similar objectives.

o Growth Stocks - Investments in growth stocks are subject to the risks of equity securities. Growth company stocks may provide minimal dividends which could otherwise cushion stock prices in a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors' perceptions of the company, rather than on fundamental analysis of the stocks.

o Market-Oriented Investments - Market-oriented investments are generally subject to the risks of equity securities, as well as the risks associated with growth and value stocks.

o Stocks of Small Capitalization Companies - The Fund may invest in stocks of small capitalization companies. Although not a primary investment strategy, the Fund may also invest in stocks of micro-cap companies. Investments in stocks of small capitalization companies are subject to the risks of equity securities. Investments in stocks of small and micro capitalization companies may involve greater risks because these companies generally have a limited track record. Small and micro capitalization companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Micro capitalization company stocks are also more likely to have limited market liquidity. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund's portfolio.

o Exposing Cash Reserves to Appropriate Markets - By exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives, the Fund's performance tends to correlate more closely to the performance of that market as a whole. However, the market performance of these instruments may not correlate precisely to the performance of a corresponding market. This approach increases the Fund's performance if the particular market rises and reduces the Fund's performance if the particular market declines.

o Securities Lending Risk - If a borrower of the Fund's securities fails financially, the Fund's recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund.

o Issuer Risk - The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

o Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio. There can be no guarantee that such active management will produce the desired results.

o Portfolio Turnover - The portfolio turnover rates for multi-manager funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Each of the Fund's money managers makes decisions to buy or sell securities independently from other managers. Thus, one money manager for the Fund may be selling a security when another money manager for the Fund is purchasing the same security. Also, when the Fund replaces a money manager, the new money manager may significantly restructure the investment portfolio. These practices may increase the Fund's portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction costs. When the Fund realizes capital gains upon selling portfolio securities, your tax liability increases.

Portfolio Holdings

A description of the Fund's policies and procedures regarding disclosure of its portfolio securities is available in the Funds' Statement of Additional Information dated February 28, 2006.

Fees and Expenses

This table describes the fees and expenses you will pay if you invest in the Steward Multi-Manager Equity Fund. As you can see, the only fee that is charged directly to shareholders is the 2% Redemption Fee. This fee is charged to certain redeeming shareholders and paid directly to the Fund. Shareholders of the Fund do, however, bear indirectly a portion of the Fund's annual operating expenses.

FEE TABLE

Shareholder Fees (fees paid directly from your investment)*

	Individual Class	Institutional Class
Maximum front-end sales charge	None	None
Maximum deferred sales charge	None	None
Maximum sales charge on reinvested dividends and distributions	None	None
Redemption fee**	2%	2%
Exchange fee	None	None
Maximum account fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Individual Class	Institutional Class
Management fees	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses***	0.42%	0.42%
Total Annual Fund Operating Expenses	1.22%	0.97%

* In addition to the other fees specified in this Fee Table, commencing on or about December 1, 2005 and on or about December 1 of each year thereafter, an annual $12 fee will be deducted from each shareholder account in the Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee will apply separately to each account in the Fund that meets such criteria.

** The redemption fee is applied to redemptions within 5 days of purchase. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The Fund may waive the fee for redemptions by certain institutional accounts and by certain tax-exempt retirement plans. All redemption fees will be paid to the Fund and will help offset brokerage commissions, odd-lot premiums, and other administrative costs associated with short-term trading.

*** "Other Expenses" are based on estimated amounts for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Individual Class	$124	$387
Institutional Class	$99	$309

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Individual Class	$124	$387
Institutional Class	$99	$309

STEWARD DOMESTIC ALL-CAP EQUITY FUND

Investment Objective: To provide long-term capital appreciation.

Principal Investment Strategies

The Steward Domestic All-Cap Equity Fund ("Fund") pursues its investment objective through the use of a multiple capitalization equity investment style. The Fund invests primarily in common stocks of companies that represent a broad spectrum of the economy. The Fund utilizes an all market capitalization approach that allocates among the large, medium and small capitalization asset classes. The Fund seeks to outperform its benchmark, as designated by the Board from time to time, through selective allocation between large cap, mid cap and small cap securities. The benchmark selected by the Board will be a widely recognized index of large, mid and small cap securities. Capstone Asset Management Company ("CAMCO"), as investment adviser to the Fund, employs a three step process that combines this capitalization allocation with relative risk control, portfolio construction and the Fund's cultural values screening policies.

o First, CAMCO will determine the percentage of the Fund's assets that will be allocated to investments in each market capitalization range. These allocations will vary with market conditions.

o Second, in selecting stocks for consideration CAMCO divides the investment universe into three market capitalization classes: large, mid and small. The three capitalization classes are then screened for social restrictions, and those companies failing to meet these criteria are removed from each capitalization class.

o Finally, a relative risk controlled portfolio is constructed that represents each targeted capitalization allocation. CAMCO will attempt to match the characteristics and performance of each subcomponent capitalization class against an appropriate large, mid and small cap benchmark.

Under normal circumstances, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus any borrowings for investment purposes, in domestic equity securities. The Fund will provide shareholders with at least 60 days' prior notice of any change in this policy.

Other Investment Practices

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. Government debt obligations as collateral.

From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

Principal Risks

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if CAMCO's expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests.

Although the Fund may invest in equity securities of companies across all market capitalizations, in the event the Fund invests more heavily in smaller companies its risks will increase and changes in its share price may become more sudden or more erratic. (See "Securities of Small Capitalization Companies," below).

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. Government securities, including during periods during which the Fund is investing for temporary defensive purposes, the Fund's potential returns could be reduced.

Other risks of investing in the Fund are as follows:

o Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund's cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the Fund's cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o Equity Securities - The value of equity securities will rise and fall in response to the activities of the company that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds will take precedence over the claims of owners of its equity securities.

o Value Stocks - Investments in value stocks are subject to risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.

o Selection Risk - Particular stocks selected for the Fund may under-perform the market or other funds with similar objectives.

o Growth Stocks - Growth company stocks may provide minimal dividends which could otherwise cushion stock prices in a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors' perceptions of the company, rather than on fundamental analysis of the stocks.

o Market-Oriented Investments - Market-oriented investments are generally subject to the risks associated with growth and value stocks.

o Securities of Small Capitalization Companies - Investments in small capitalization companies may involve greater risks because these companies generally have a limited track record. Small capitalization companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund's portfolio.

o Repurchase Agreements - Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund's cost plus interest. If the value of such securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

o Securities Lending Risk - If a borrower of the Fund's securities fails financially, the Fund's recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund.

o Investment in Other Investment Companies - The Fund may invest in shares of other investment companies ("funds"). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds' investment advisory fees, although the fees paid by the Fund to CAMCO will not be proportionally reduced.

o Issuer Risk - The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

o Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio. CAMCO will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Portfolio Holdings

A description of the Fund's policies and procedures regarding disclosure of its portfolio securities is available in the Funds' Statement of Additional Information dated February 28, 2006.

Fees and Expenses

This table describes the fees and expenses you will pay if you invest in the Steward Domestic All-Cap Equity Fund. As you can see, the only fee that is charged directly to shareholders is the 2% Redemption Fee. This fee is charged to certain redeeming shareholders and paid directly to the Fund. Shareholders of the Fund do, however, bear indirectly a portion of the Fund's annual operating expenses.

FEE TABLE
Shareholder Fees (fees paid directly from your investment)*

	Individual Class	Institutional Class
Maximum front-end sales charge	None	None
Maximum deferred sales charge	None	None
Maximum sales charge on reinvested dividends and distributions	None	None
Redemption fee**	2%	2%
Exchange fee	None	None
Maximum account fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Individual Class	Institutional Class
Management fees	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses***	0.81%	0.81%
Total Annual Fund Operating Expenses	1.21%	0.96%

* In addition to the other fees specified in this Fee Table, commencing on or about December 1, 2005 and on or about December 1 of each year thereafter, an annual $12 fee will be deducted from each shareholder account in the Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee will apply separately to each account in the Fund that meets such criteria.

** The redemption fee is applied to redemptions within 5 days of purchase. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The Fund may waive the fee for redemptions by certain institutional accounts and by certain tax-exempt retirement plans. All redemption fees will be paid to the Fund and will help offset brokerage commissions, odd-lot premiums, and other administrative costs associated with short-term trading.

*** "Other Expenses" are estimated based on actual amounts incurred from inception on October 1, 2004 to April 30, 2005.

Example: This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Individual Class	$123	$384	$665	$1,466
Institutional Class	$98	$306	$531	$1,178

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Individual Class	$123	$384	$665	$1,466
Institutional Class	$98	$306	$531	$1,178

STEWARD SMALL-CAP EQUITY FUND

Investment Objective: To provide long-term capital appreciation.

Principal Investment Strategies

The Steward Small-Cap Equity Fund ("Fund") invests primarily in common stocks of companies with market capitalizations considered to be "small" by the capital markets ("small cap companies"). Currently, small cap companies are generally considered to be those with a market capitalization between $300 million and $2 billion. The Fund may also buy convertible and preferred securities and shares of other investment companies. The Fund's investments will generally be in securities of U.S. issuers. Under normal market conditions, the Fund will have at least 80% of its net assets, plus the amount of any borrowings for investment purposes, invested either directly or through other investment companies in equity securities of small cap companies. This policy will not be changed without at least 60 days' prior notice to shareholders. (The Fund's new name and its revised investment strategies recognizes the fact that the Fund, in pursuing its investment objective of long-term capital appreciation, has increasingly focused on stocks of small cap companies, rather than stocks of a broader range of market capitalizations.)

The Fund's investment approach employs a three step process that combines quantitative analysis, risk controlled portfolio construction and the Fund's cultural values screening policies

o First, a universe of small capitalization stocks is ranked using quantitative analysis, risk and those companies with undesirable characteristics are removed.

o Second, cultural screens are applied to the remaining universe and those not meeting the screening policies from consideration are eliminated.

o Finally, a relative risk controlled portfolio is constructed that will attempt to match the characteristics of an appropriate small cap benchmark.

See also "Other Investment Practices and Risks," below.

Principal Risks

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if the Adviser's expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. The Fund's performance may be better or worse than funds with similar investment policies. The Fund's performance is also likely to differ from that of funds that use different strategies for selecting stocks.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. Government securities, including during periods when the Fund is investing for temporary defensive purposed, the Fund's potential returns could be reduced.

Other risks of investing in the Fund are as follows:

o Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund's cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has investment in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o Equity Securities - The value of equity securities will rise and fall in response to the activities of the company that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds will take precedence over the caims of owners of its equity securities.

o Small Cap Equity Securities - Investment in small cap companies may involve greater risks because these companies generally have a limited track record. Small cap companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund's portfolio.

o Selection Risk - Particular stocks selected for the Fund may under-perform the market or other funds with similar objectives.

o Convertible and Preferred Securities - Convertible and preferred stocks, which have some characteristics of both equity securities (see above) and fixed income securities, also entail, to some extent, the risks of each. Fixed income securities entail the risk that their values tend to fluctuate inversely with changes in interest rates. Also, changes in the financial strength of the issuer, or its creditworthiness, can affect the value of the securities it issues.

o Issuer Risk - The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

o Investment in Securities of Other Investment Companies - The Fund's investments in other investment companies involve additional expenses because Fund shareholders will indirectly bear a portion of the expenses of such companies, including operating costs and administrative and advisory fees. These expenses are in addition to similar expenses of the Fund that shareholders bear directly.

Portfolio Holdings

A description of the Fund's policies and procedures regarding disclosure of its portfolio securities holdings is available in the Fund's Statement of Additional Information dated February 28, 2006.

Past Performance

The following two tables illustrate the past performance of the Fund's shares. (The Fund had only one class of shares until February 28, 2005. The Institutional Class of shares was first publicly offered on February 28, 2005. Effective the same date, the original class of shares was designated "Individual Class".) The first table provides some indication of the risks of an investment in the Fund by showing how the Fund's returns have varied from year to year. The second shows how the Fund has performed on a cumulative basis for the past ten years in comparison to the S&P 500 Index, which is a broad measure of the performance of the U.S. stock market. Each table assumes that dividends and distributions paid by the Fund have been reinvested at net asset value in additional Fund shares. You should remember that past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future

[Bar Chart to be inserted showing the following data:]

Year-by-year total return as of 12/31 each year (%).

12/31/94	(7.77%)
12/31/95	29.20%
12/31/96	17.23%
12/31/97	28.74%
12/31/98	23.32%
12/31/99	22.95%
12/31/00	(9.10%)
12/31/01	(13.20%)
12/31/02	(24.13%)
12/31/03	22.36%
12/31/04	6.49%
12/31/05	3.19%
Best Quarter - 4th qtr. 1998	22.00%
Worst Quarter - 3rd qtr. 2002	-17.67%

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years (or Life of Fund)	10 Years (or Life of Fund)

Return Before Taxes	3.19%	-2.41%	6.30%

Return After Taxes on Distributions (A)(B)	1.33%	-2.79%	4.29%

Return After Taxes on Distributions and Sale of Fund Shares(A)(B)	4.57%	-2.04%	4.57%

S&P 500 Index	4.89%	0.54%	9.07%
S&P 600 Index (C)	7.68%	10.77%	12.16%

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Fees and Expenses of the Fund

This table describes the fees and expenses you will pay if you invest in the Fund. As you can see, the Fund has no fees that are charged directly to shareholders, except a 2% Redemption Fee for certain redemptions within five days of purchase and a small account fee (see notes to following table). Shareholders do, however, bear indirectly a portion of the Fund's annual operating expenses.

FEE TABLE

Shareholder Fees (fees paid directly from your investment) *
	Individual Class	Institutional Class
Maximum front-end sales charge	None	None
Maximum deferred sales charge	None	None
Maximum sales charge on reinvested dividends and distributions	None	None
Redemption fee**	2%	2%
Exchange fee	None	None
Maximum account fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Individual Class	Institutional Class
Investment Advisory Fees(1)	0.50%	0.50%
Distribution and/or Service (12b-1) Fees***	0.25%	None
Other Expenses****(1)	1.00%	1.00%
Total Annual Fund Operating Expenses	1.75%	1.50%

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Individual Class	$178	$551	$949	$2062
Institutional Class	$153	$474	$818	$1791

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Individual Class	$178	$551	$949	$2062
Institutional Class	$153	$474	$818	$1791

 Notes to Average Annual Return Table

(A)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;
(B)

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

(C)

The Board has determined that the S&P 600 Index is a more accurate measure of the Fund's performance under its new, small cap, investment strategy. Thus, the S&P 600 Index will be used as a broad-based market index performance measure for the Fund.

Notes to Fee Table
*

In addition to the other fees specified in this Fee Table, on or about December 1 of each year , an annual $12 fee will be deducted from each shareholder account in the Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee, which is paid to the Fund, will apply separately to each account in the Fund that meets such criteria.

**

The redemption fee is applied to redemptions within 5 days of purchase. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The Fund may waive the fee for redemptions by certain institutional accounts and by certain tax-exempt retirement plans. All redemption fees will be paid to the Fund and will help offset brokerage commissions, odd-lot premiums, and other administrative costs associated with short-term trading.

***

The Fund has adopted a Rule 12b-1 Plan that permits it to pay up to 0.25% of its average net assets each year for distribution costs. These fees are an ongoing charge to the Fund and therefore are an indirect expense to you. Over time these fees may cost you more than other types of sales charges.

****	"Other expenses" include such expenses as custody, transfer agent, legal, accounting and registration fees.
(1)	Expense information has been restated to reflect current management fee rate and other expenses.

Other Investment Practices and Risks

The Fund may lend its portfolio securities, subject to applicable regulatory limits, to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. Government debt obligations as collateral. Although the Fund will invest primarily in securities of U.S. issuers, it may also invest in securities of foreign issuers.

From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. The Fund has authority to invest in securities of the U.S. Government, its agencies and instrumentalities and in other debt securities that are rated at least A by Moody's Investors Service (Moody's) or Standard & Poor's Corporation (S&P) or deemed of comparable quality by the Adviser, as well as repurchase agreements with respect to such securities. The Fund may invest without limit in these instruments as a temporary defensive measure under unusual market conditions, which can cause the Fund to fail to meet its investment objective during such periods and to lose benefits when the market begins to improve. (If these securities are downgraded, the Adviser has the discretion to hold or sell them.) The Fund may also use futures and options to hedge its portfolio, and it may hedge its foreign securities purchases with forward foreign currency exchange contracts.

Foreign Securities -Investments in securities of issuers in foreign countries involves risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and (7) less availability of information. Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than is found in developed countries.

Securities Lending Risk -If a borrower of the Fund's securities fails financially, the Fund's recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral which could result in a loss to the Fund.

Hedging Activities - The Fund may participate in hedging activities. Although they are designed to help offset negative movements in the markets for the Fund's investments, such activities will not always be successful. Moreover, they can also cause the Fund to lose money or fail to get the benefit of a gain. Among other things, these negative effects can occur if the market moves in a direction that the Adviser does not expect or if the Fund cannot close out its position in a hedging instrument. The Fund's investments in foreign securities also involve higher costs and some risks that are different from its investments in U.S. securities. These different risks come from differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as from fluctuations in currency values. Further, there is often more limited information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest.

Fixed Income Securities - Fixed income securities entail the risk that their values tend to fluctuate inversely with changes in interest rates. Also, changes in the financial strength of the issuer, or its creditworthiness, can affect the value of the securities it issues.

Repurchase Agreements - Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund's cost plus interest. If the value of the securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

STEWARD INTERNATIONAL EQUITY FUND

Investment Objective: To Provide Capital Appreciation.

Principal Investment Strategies

The Steward International Equity Fund ("Fund") pursues its investment objective by attempting to structure a portfolio that invests primarily in American Depositary Receipts ("ADRs") representing securities of companies located or domiciled in Australia, Europe, Far East, Central America, North America and South America. The Fund's portfolio will attempt to maintain characteristics generally comparable to those of a benchmark index approved by the Fund's Board on a periodic basis.

The Fund may invest in securities of other investment companies subject to applicable regulatory limits. The Fund's investment company investments may include shares of other investment companies that invest in foreign securities. The Fund may invest in iShares, which are shares of various Series of iShares, Inc., each of whose Series seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by an index for that market compiled by Morgan Stanley Capital International. iShares are available for at least the following markets: Australia, Austria, Belgium, Canada, France, Germany, Hong Kong, Italy, Japan, Malaysia, Mexico, Netherlands, Singapore, Spain, Sweden, Switzerland and the United Kingdom. iShares are listed for trading on the American Stock Exchange. Investments in iShares and other investment companies involve certain extra costs. See "Principal Risks - Investment in Other Investment Companies," below.

The Fund's investments will be primarily in the form of ADRs representing issuers in a variety of countries, although it may also invest directly in securities of companies in its target markets. ADRs are U.S. dollar-denominated receipts generally issued by U.S. banks representing the deposit with the bank of a foreign security. ADRs are traded publicly in the U.S. on securities exchanges or in the over-the-counter market. The Fund may also invest in European Depositary Receipts ("EDRs"), which are similar to ADRs and are U.S. dollar-denominated but are issued and traded in Europe. The Fund's investments may have characteristics of various investment styles, such as "growth" or "value" stocks, and may include securities of issuers having a range of market capitalizations, including smaller capitalization issuers. The Fund may invest in forward foreign currency exchange contracts. It may also have small portions of its portfolio in cash or short-term money market instruments and in repurchase agreements. The Fund may purchase futures as a temporary substitute for investment in equity securities. Under normal market conditions, at least 80% (measured at the time of investment) of the Fund's net assets, plus the amount of any borrowings for investment purposes, will be invested, either directly or through iShares and other investment companies, (a) in securities and other instruments representing issuers throughout the world. and (b) in equity securities. Neither of these 80% policies will be changed without at least 60 days' prior notice to shareholders. Normally, the Fund will invest at least 40% of its assets in issuers located outside the United States. See also "Other Investment Practices and Risks," below.

Principal Risks

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if CAMCO's expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests.

Although the Fund may invest in equity securities of companies across all market capitalizations, in the event the Fund invests more heavily in smaller companies its risks will increase and changes in its share price may become more sudden or more erratic. (See "Securities of Small Capitalization Companies," below)

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. Government securities, including during periods when the Fund is investing for temporary defensive purposes, the Fund's potential returns could be reduced.

Other risks of investing in the Fund are as follows:

o Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund's cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o Equity Securities - The value of equity securities will rise and fall in response to the activities of the company that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds will take precedence over the claims of owners of its equity securities.

o Foreign Securities - Investments in securities of issuers in foreign countries involves risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and (7) less availability of information. Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than found in developed countries.

o ADRs and EDRs - Investments in unsponsored ADRs and EDRs (ADRs and EDRs that are not sponsored by the issuer or a representative of the issuer) involve certain risks not present with sponsored ADRs and EDRs. Investors in unsponsored ADRs or EDRs typically involve expenses not associated with sponsored ADRs and EDRs, such as expenses associated with certificate transfer, custody and dividend payment. For an un-sponsored ADR or EDR there may be several depositaries with no defined legal obligations to the issuer. Duplicate depositaries may led to marketplace confusion since there would be no central source of information. There can also be greater delays in delivery of dividends and reports to investors than with sponsored ADRs and EDRs.

o Foreign Currency Risk - investments in foreign securities involves the risk that the currencies in which those instruments are denominated will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund. Although the Fund's investments will be primarily in the form of ADRs and EDRs, which are U.S. dollar-denominated, fluctuations in the value of the currencies in which the securities underlying such instruments are denominated may also affect the value of the ADR or EDR.

o Value Stocks - Investments in value stocks are subject to risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.

o Selection Risk - Particular stocks selected for the Fund may under-perform the market or other funds with similar objectives.

o Growth Stocks - Growth company stocks may provide minimal dividends which could otherwise cushion stock prices in a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors' perceptions of the company, rather than on fundamental analysis of the stocks.

o Market-Oriented Investments - Market-oriented investments are generally subject to the risks associated with growth and value stocks.

o Securities of Small Capitalization Companies - Investments in small capitalization companies may involve greater risks because these companies generally have a limited track record. Small capitalization companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund's portfolio.

o Investment in Other Investment Companies - The Fund may invest in shares of other investment companies ("funds"). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds' investment advisory fees, although the fees paid by the Fund to CAMCO will not be proportionally reduced.

o Issuer Risk - The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

o Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio. CAMCO will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Portfolio Holdings

A description of the Fund's policies and procedures regarding disclosure of its portfolio securities is available in the Fund's Statement of Additional Information dated February 28, 2006.

Fees and Expenses

This table describes the fees and expenses you will pay if you invest in the Steward International Equity Fund. As you can see, the only fees that are charged directly to shareholders are the 2% Redemption Fee, which is charged to certain redeeming shareholders and paid directly to the Fund, and the small account fee (see notes following the Annual Fund Operating Expenses table). Shareholders of the Fund do, however, bear indirectly a portion of the Fund's annual operating expenses.

FEE TABLE

Shareholder Fees (fees paid directly from your investment)*

	Individual Class	Institutional Class
Maximum front-end sales charge	None	None
Maximum deferred sales charge	None	None
Maximum sales charge on reinvested dividends and distributions	None	None
Redemption fee**	2%	2%
Exchange fee	None	None
Maximum account fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Individual Class	Institutional Class
Management fees	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses***	0.64%	0.64%
Total Annual Fund Operating Expenses	1.19%	0.94%

Example: This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Individual Class	$121	$378
Institutional Class	$ 96	$300

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Individual Class	$121	$378
Institutional Class	$ 96	$300

* In addition to the other fees specified in the Fee Table, on or about December 1 of each year , an annual $12 fee will be deducted from each shareholder account in the Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee, which is paid to the Fund, will apply separately to each account in the Fund that meets such criteria.

** The redemption fee is applied to redemptions within 5 days of purchase. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The Fund may waive the fee for redemptions by certain institutional accounts and by certain tax-exempt retirement plans. All redemption fees will be paid to the Fund and will help offset brokerage commissions, odd-lot premiums, and other administrative costs associated with short-term trading.

*** "Other Expenses" are based on estimated amounts for the current fiscal year.

Other Investment Practices and Risks

The Fund may lend its portfolio securities, subject to applicable regulatory limits, to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. Government debt obligations as collateral. For cash management or temporary defensive purposes, the Fund may also hold cash or invest in money market instruments, including securities of the U.S. Government, its agencies and instrumentalities and in other debt securities that are rated at least A by Moody's Investors Service (Moody's) or Standard & Poors Corporation ("S&P") or deemed of comparable quality by the Adviser, as well as in repurchase agreements with respect to such instruments..

From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

Repurchase Agreements - Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund's cost plus interest. If the value of the securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

Securities Lending Risk - If a borrower of the Fund's securities fails financially, the Fund's recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral which could result in a loss to the Fund.

Fixed Income Securities - Prices of fixed income securities generally fluctuate inversely to changes in interest rates. They may also lose value if their credit rating is downgraded. They are also subject to default.

STEWARD SELECT BOND FUND

Investment Objective: To provide high current income with capital appreciation and growth of income.

Principal Investment Strategies

The Steward Select Bond Fund ("Fund") invests primarily in fixed income securities such as corporate bonds, mortgage-backed securities and government and agency bonds and notes, subject to limitations of the Fund's cultural values screening policies. Normally, the Fund will invest at least 80% (measured at the time of investment) of its net assets, plus any borrowings for investment purposes, in these types of instruments. The Fund will give shareholders at least 60 days' prior written notice of any change in this policy. The Fund may also invest in other investment companies. The Fund may invest up to 15% of assets in illiquid securities which are likely to consist primarily of debt securities of real estate investment trusts invested principally in mortgages of churches, colleges, schools and other non-profit organizations.

In an effort to achieve the Fund's stated objective CAMCO will:

o Monitor economic, demographic and political indicators to identify short-term and long-term trends in interest rates.

o Determine the appropriate maturity/duration range for the Fund relative to the market. The Fund's target range is to be within 10% of the maturity/duration of the Fund's benchmark index. The benchmark index, selected from time to time by the Fund's Board, is currently the Lehman Brothers Aggregate Bond Index.

o Provide diversification through investment in multiple industry and asset sectors.

o Invest primarily in securities rated investment grade (Baa/BBB or better) by Moody's or Standard and Poor's or those of comparable quality as determined by CAMCO. Obligations rated BBB or Baa may have speculative characteristics and changes in economic conditions or other circumstances may cause the issuer of such obligation to have a weakened capacity to make principal and interest payments relative to higher grade bonds.

The Fund will normally sell a security when it no longer represents a good value, when more attractive risk/return potential exists in an alternative position, or when the security no longer fits within the strategy of the portfolio.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. Government debt obligations as collateral.

From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

Principal Risks

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The value of shares of the Fund will be influenced by market conditions as well as by the value of the securities in which the Fund invests.

The Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency.

Other principal risks of investing in the Fund which could adversely affect its net asset value, yield and total return are as follows:

o Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund's cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o Fixed-Income Securities - Prices of fixed-income securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed-income securities fall. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration. There is also a risk that fixed income securities will be downgraded in credit rating or go into default. Lower-rated bonds, and bonds with longer final maturities, generally have higher credit risks.

o Instruments of Foreign Banks and Branches and Foreign Corporations, Including Yankee Bonds - Non-U.S. corporations and banks issuing dollar-denominated instruments in the United States are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This adds to the analytical complexity of these securities and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

o Repurchase Agreements - Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund's cost plus interest. If the value of such securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

o Securities Lending Risk - If a borrower of the Fund's securities fails financially, the Fund's recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund.

o Investment in Other Investment Companies or Real Estate Investment Trusts - The Fund may invest in shares of other investment companies or real estate investment trusts ("funds"). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds' investment advisory fees, although the fees paid by the Fund to CAMCO will not be proportionally reduced.

o Investment in Illiquid Investments - Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investments in illiquid securities may reduce the Fund's returns because the Fund may be unable to sell the illiquid securities at an advantageous time or price. When the Fund owns mortgage-related illiquid securities, there is additional risk arising from the illiquidity of the underlying real estate collateral for such securities. (See also "Mortgage Risk," below.)

o Issuer Risk - The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

o Mortgage Risk - When the Fund purchases mortgage-related securities, it is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility if it holds mortgage-related securities. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates.

o Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio. CAMCO will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Portfolio Holdings

A description of the Fund's policies and procedures regarding disclosure of its portfolio securities is available in the Funds' Statement of Additional Information dated February 28, 2006.

Past Performance

The following information illustrates the past performance of the Fund. You should remember that past performance does not necessarily indicate how a Fund will perform in the future.

Fees and Expenses

This table describes the fees and expenses you will pay if you invest in the Steward Select Bond Fund. As you can see, the only fee that is charged directly to shareholders is the 2% Redemption Fee. This fee is charged to certain redeeming shareholders and paid directly to the Fund. Shareholders of the Fund do, however, bear indirectly a portion of the Fund's annual operating expenses.

FEE TABLE

Shareholder Fees (fees paid directly from your investment)*

	Individual Class	Institutional Class
Maximum front-end sales charge	None	None
Maximum deferred sales charge	None	None
Maximum sales charge on reinvested dividends and distributions	None	None
Redemption fee**	2%	2%
Exchange fee	None	None
Maximum account fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Individual Class	Institutional Class
Management fees	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses***	0.57%	0.57%
Total Annual Fund Operating Expenses	1.07%	0.82%

* In addition to the other fees specified in this Fee Table, commencing on or about December 1, 2005 and on or about December 1 of each year thereafter, an annual $12 fee will be deducted from each shareholder account in the Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee will apply separately to each account in the Fund that meets such criteria.

** The redemption fee is applied to redemptions within 5 days of purchase. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The Fund may waive the fee for redemptions by certain institutional accounts and by certain tax-exempt retirement plans. All redemption fees will be paid to the Fund and will help offset brokerage commissions, odd-lot premiums, and other administrative costs associated with short-term trading.

*** "Other Expenses" are estimated based on actual amounts incurred from inception on October 1, 2004 to April 30, 2005.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Individual Class	$109	$340	$590	$1,306
Institutional Class	$84	$262	$455	$1,014

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Individual Class	$109	$340	$590	$1,306
Institutional Class	$84	$262	$455	$1,014

STEWARD SHORT-TERM SELECT BOND FUND

Investment Objective: To provide Current Income and Relative Capital Stability.

Principal Investment Strategies

The Fund pursues its investment objective by investing its assets in substantially equal proportions among three subportfolios - U.S. Treasury securities, U.S. government agency securities and investment grade corporate obligations. (Investment grade securities are those that are rated at least BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investors Services ("Moody's") or deemed of considerable quality by the Advisor and Administration. See "Principal Risks," below.) The dollar-weighted average maturity of each of these subportfolios is three years or less.

The Fund will also maintain small portions of its assets in cash, short-term money market instruments and/or repurchase agreements. The Funds benchmark currently is an equally weighted blend of the Merrill Lynch 1 - 3 Year Treasury Index., the Merrill Lynch 1 - 3 Year Government Agency Index, and the Merrill Lynch 1 - 3 Year Investment Grade Corporate Index. The Advisor and Administrator may, however, subject to approval by the Fund's Board of Directors, determine to use other indexes with closely comparable characteristics.

The securities in which each of these sub-portfolios will be invested are as follows:

The U.S. Treasury subportfolio will consist primarily of obligations backed by the full faith and credit of the U.S. Treasury that have remaining maturities of not greater than three years. These obligations include Treasury bills, which generally mature in one year or less from their date of issue. This sub-portfolio may also include Treasury bonds that have remaining maturities of no more than three years.

The U.S. Government agency subportfolio will include primarily securities with remaining maturities of no more than three years, issued or guaranteed by U.S. Government agencies or instrumentalities, including (but not limited to) the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Farm Credit Bank, the Bank for Cooperatives, the Federal Land Bank, the Student Loan Marketing Association, the Tennessee Valley Authority, and the Federal Intermediate Credit Banks.

Obligations of the Government National Mortgage Association are backed by the full faith and credit of the U.S. Treasury.). Other U.S. Government agency or instrumentality securities are backed by the ability of the agency to borrow from the Treasury, subject to certain limits (such as securities issued by the Federal Home Loan Bank, the Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank), while others are supported only by the credit of the issuer and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of such agency or instrumentality (such as securities issued by Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority). Other obligations, such as those of the Federal Farm Credit Bank, the Student Loan Marketing Agency are backed only by the credit of the agency, with no assurance of financial support from the U.S. Treasury.

The U.S. Government agency subportfolio will include primarily securities with remaining maturities of no more than three years, issued or guaranteed by U.S. Government agencies or instrumentalities, including (but not limited to) the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Export-Import Bank of the United States, the Farmers Home Administration, the Small Business Administration, the Federal Farm Credit Bank, the Bank for Cooperatives, the Federal Land Bank, the Student Loan Marketing Association, the Tennessee Valley Authority, and the Federal Intermediate Credit Banks.

Obligations of the Government National Mortgage Association are backed by the full faith and credit of the U.S. Treasury.). Other U.S. Government agency or instrumentality securities are backed by the ability of the agency to borrow from the Treasury, subject to certain limits (such as securities issued by the Federal Home Loan Bank), while others are supported only by the credit of the issuer and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of such agency or instrumentality (such as securities issued by Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority). Other obligations, such as those of the Federal Farm Credit Bank, are backed only by the credit of the agency, with no assurance of financial support from the U.S. Treasury.

The investment grade corporate obligation subportfolio will include primarily dollar-denominated obligations issued by domestic and foreign corporations that are rated within the top four rating categories (BBB or better by S&P or Baa or better by Moody's or a comparable rating by another Nationally Recognized Statistical Rating Organization ("NRSRO") or deemed of comparable quality by CAMCO and that have remaining maturities of no more than three years. These obligations may include U.S. dollar-denominated instruments issued in the U.S. by foreign banks and branches and foreign corporations, U.S. corporate bonds, debentures, notes (including demand and master demand notes), bonds issued by church-related organizations and mortgage loans of such organizations, and other similar corporate debt instruments.

The Fund will, under normal market conditions, have at least 80% of its net assets, plus the amount of any borrowings for investment purposes, invested in bonds. The Fund will give shareholders at least 60 days' prior notice of any change to this policy. The instruments in which the Fund invests may have fixed, variable or floating rates of interest. The Fund may purchase futures as a temporary substitute for investment in bonds. The Fund may have small portions of its portfolio in cash or short-term money market instruments. It may also invest in repurchase agreements with respect to permitted portfolio investments. The Fund may purchase securities on a when-issued or forward commitment basis.

Other Investment Practices

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. Government debt obligations as collateral.

From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

Principal Risks

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The value of shares of the Fund will be influenced by market conditions as well as by the value of the securities in which the Fund invests.

The Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency.

Other principal risks of investing in the Fund which could adversely affect its net asset value, yield and total return are as follows:

o Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund's cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o Fixed-Income Securities - Prices of fixed-income securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed-income securities fall. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration. There is also a risk that fixed income securities will be downgraded in credit rating or go into default. Lower-rated bonds, and bonds with larger final maturities, generally have higher credit risks.

o BBB/Baa Securities - Obligations rated BBB by S&P or Baa by Moody's, or rated comparably by another NRSRO, or deemed of comparable quality by CAMCO, are considered to have speculative characteristics. If an issuer of fixed income securities defaults on its obligations to pay interest and repay principal, or a bond's credit rating is downgraded, the Fund could lose money.

o Foreign Securities - Investments in securities of issuers in foreign countries involves risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign securities markets, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and (7) less availability of information. Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than found in developed countries.

o Instruments of Foreign Banks and Branches and Foreign Corporations ("Yankee Bonds") - Non-U.S. corporations and banks issuing dollar denominated instruments in the United States (i.e., Yankee Bonds )are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This adds to the analytical complexity of these securities, and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

o Repurchase Agreements - Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund's cost plus interest. If the value of such securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

o Securities Lending Risk - If a borrower of the Fund's securities fails financially, the Fund's recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral which could result in a loss to the Fund.

o Investment in Other Investment Companies or Real Estate Investment Trusts - The Fund may invest in shares of other investment companies or shares in debt securities of real estate investment trusts ("funds"). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds' investment advisory fees, although the fees paid by the Fund to CAMCO will not be proportionally reduced.

o Investment in Illiquid Investments - Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investments in illiquid securities may reduce the Fund's returns because the Fund may be unable to sell the illiquid securities at an advantageous time or price. When the Fund owns mortgage-related illiquid securities, there is additional risk arising from the illiquidity of the underlying real estate collateral for such securities. (See also "Mortgage Risk," below.)

o Church Mortgage Bonds and Loans - investments in mortgage bonds issued by church-related organizations and loans of such organizations typically do not have an active trading market, and are thus generally illiquid. There is limited information publicly available about these investments and they are not generally rated by any nationally recognized statistical rating organization. Because the market for these instruments is limited, prices may be volatile. These instruments may also be invalidated or subordinated by a court to interests of other creditors. These instruments are also subject to fixed income security risks, described above, and to mortgage risks, described below.

o Issuer Risk - The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

o Mortgage Risk - When the Fund purchases mortgage-related securities it is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, Fund may exhibit additional volatility if it holds mortgage-related securities. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates. Mortgage borrowers may also default or become bankrupt.

o Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio. CAMCO will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Portfolio Holdings

A description of the Fund's policies and procedures regarding disclosure of its portfolio securities is available in the Funds' Statement of Additional Information dated February 28, 2006.

Fees and Expenses

This table describes the fees and expenses you will pay if you invest in the Steward Short-Term Select Bond Fund. As you can see, the only fees that are charged directly to shareholders are the 2% Redemption Fee, which is charged to certain redeeming shareholders and paid directly to the Fund, and the small account fee (see notes following the Annual Fund Operating Expenses table). Shareholders of the Fund do, however, bear indirectly a portion of the Fund's annual operating expenses.

FEE TABLE

Shareholder Fees (fees paid directly from your investment)*

	Individual Class	Institutional Class
Maximum front-end sales charge	None	None
Maximum deferred sales charge	None	None
Maximum sales charge on reinvested dividends and distributions	None	None
Redemption fee**	2%	2%
Exchange fee	None	None
Maximum account fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Individual Class	Institutional Class
Management fees	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses***	0.64%	0.64%
Total Annual Fund Operating Expenses	1.14%	0.89%

Example: This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Individual Class	$116	$362
Institutional Class	$ 90	$284

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Individual Class	$116	$362
Institutional Class	$ 90	$284

* In addition to the other fees specified in the Fee Table, on or about December 1 of each year, an annual $12 fee will be deducted from each shareholder account in the Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee, which is paid to the Fund,, will apply separately to each account in the Fund that meets such criteria.

** The redemption fee is applied to redemptions within 5 days of purchase. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The Fund may waive the fee for redemptions by certain institutional accounts and by certain tax-exempt retirement plans. All redemption fees will be paid to the Fund and will help offset brokerage commissions, odd-lot premiums, and other administrative costs associated with short-term trading.

*** "Other Expenses" are based on estimated amounts for the current fiscal year.

Management

Investment Advisers

Capstone Asset Management Company ("CAMCO"), a wholly-owned subsidiary of Capstone Financial Services, Inc. that is located at 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as investment adviser for Steward Domestic All-Cap Equity Fund, Steward Small-Cap Equity Fund, Steward International Equity Fund, Steward Select Bond Fund and Steward Short-Term Select Bond Fund. CAMCO provides investment management and administrative services to other investment companies, and provides investment management services to pension and profit-sharing accounts, corporations and individuals. As of the date of this prospectus, CAMCO manages approximately $2.6 billion in assets. As compensation for CAMCO's services as investment adviser, Steward Domestic All-Cap Equity Fund paid CAMCO fees equal to 15% of its average net assets for its fiscal period ended April 30, 2005. For its fiscal year ended October 31, 2005, Steward Small-Cap Equity Fund (formerly Capstone Growth Fund) paid the Adviser fees for investment advisory and administrative services equal to 0.75% of the Fund's average net assets. Effective as of the date of this Prospectus, the Adviser's fee rates for investment advisory and administrative services will be reduced. The fee for investment advisory services will be at a maximum annual rate of 0.50% of the Fund's average daily net assets and the fee for administrative services will be at a maximum annual rate of 0.075% of the Fund's average daily net assets, for a combined total fee at a maximum annual rate of 0.575% of the Fund's average daily net assets. The investment advisory and administration fees are reduced at higher asset levels. (See "Administrator," below.) As compensation for its services as investment adviser, Steward International Equity Fund pays CAMCO, on a monthly basis, an investment advisory fee calculated at the annual rate of 0.30% on the first $500 million of the Fund's average daily net assets. The rate declines to 0.25% on the next $500 million of average daily net assets, and to 0.20% on average daily net assets in excess of $1 billion.

As compensation for its services as investment adviser, the Steward Select Bond Fund paid CAMCO fees equal to 25% of its average net assets for its fiscal period ended April 30, 2005. As compensation for its services as investment adviser, the Steward Short-Term Select Bond Fund pays CAMCO, on a monthly basis, an investment advisory fee calculated at the annual rate of 0.25% on the first $500 million of the Fund's average daily net assets. The rate declines to 0.20% on the next $500 million of average daily net assets, and to 0.175% on average daily net assets in excess of $1 billion.

Frank Russell Investment Management Company ("FRIMCo"), located at 909 A Street, Tacoma, Washington 98402, acts as investment adviser to Steward Multi-Manager Equity Fund ("MME Fund"). FRIMCo pioneered the "multi-style, multi-manager" investment method in mutual funds. FRIMCo was established in 1982 to serve as the investment management arm of Frank Russell Company ("Russell"). As global leaders in multi-manager investing, Russell manages $155 billion for investors around the globe and is a leader in global investment strategy, advising clients in more than 39 countries on the investment of more than $2.3 trillion in assets.

Russell, which acts as consultant to MME Fund, was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides FRIMCo with the asset management consulting services that it provides to its other consulting clients. MME Fund does not compensate Russell for these services. Russell and its affiliates have offices around the world, in Tacoma, New York, Toronto, London, Paris, Sydney, Auckland, Singapore and Tokyo.

Russell is a subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company headquartered in Milwaukee, Wisconsin. In the life and health insurance category, it was named the most admired company in the United States in Fortune's corporate reputation survey published in 2003.

FRIMCo, MME Fund's investment adviser, evaluates and oversees MME Fund's money managers as more fully described below. Each of MME Fund's money managers makes investment decisions for the portion of MME Fund's assets assigned to it by FRIMCo. FRIMCo provides or oversees the provision of all investment advisory and portfolio management services for MME Fund. FRIMCo develops the investment program for MME Fund, selects, subject to approval by MME Fund's Board, money managers for MME Fund, allocates MME Fund assets among the money managers, oversees the money managers and evaluates their results. Subject to the Steward Funds' cultural values screening policies, MME Fund's money managers select the individual portfolio securities for the assets assigned to them and either FRIMCo or the money manager may arrange for execution of portfolio transactions. FRIMCo also exercises investment discretion over any portion of MME Fund's assets not allocated to the money managers. FRIMCo selects the individual portfolio securities for that portion of MME Fund's assets and for MME Fund's cash reserves. FRIMCo may also directly manage portions of MME Fund's assets during periods of transition from one money manager to another. For its investment advisory services to MME, FRIMCo receives from MME Fund, on a monthly basis, an investment advisory fee calculated at the rate of 0.55% of the Fund's average daily net assets during the month. From its advisory fees, FRIMCo, as agent for the Fund, pays all fees of the money managers for their investment selection services.

Portfolio Managers

The Portfolio Manager for MME Fund is Stephen W. Skatrud. Mr. Skatrud has served as Portfolio Manager of FRIMCo since December, 2001, and is primarily responsible for the day-to-day investment management of MME Fund. From 1999 to December, 2001, he was a Senior Research Analyst there. From 1995 to 1999, Mr. Skatrud was Director of Benefits Finance and Investment for Harnischfeger Industries, Inc.

The Portfolio Manager for the Steward Domestic All-Cap Equity Fund is Dan Watson, PhD. Mr. Watson is a co-founder of CAMCO (organized in 1983) and is the Chairman of the Investment Policy Committee. He received his PhD and MA from Rice University and MS and BA from Baylor University. Dan began his career in 1971 and has over 30 years of experience in the financial service industry.

The Portfolio Manager for Steward Small-Cap Equity Fund and Steward International Equity Fund is John R. Wolf. Mr. Wolf is Senior Vice President and Equity Portfolio Manager of CAMCO in addition to being a member of CAMCO's investment team. Mr. Wolf began his career in 1983 with the Dreyfus Corporation and in 1987 joined Oppenheimer Capital as an accounting manager supervising both equity and fixed income mutual funds. In 1992, Mr. Wolf joined New Castle Advisers which managed fixed income portfolios and mutual funds. In 1996, New Castle Advisers was acquired by Capstone where Mr. Wolf serves in his current capacity. Mr. Wolf received his Bachelor's Degree from Hofstra University and his Masters Degree from Manhattan University.

The Portfolio Manager for the Steward Select Bond Fund is Edward L. Jaroski. Mr. Jaroski is a co-founder of CAMCO and that firm's President & Chief Executive Officer. He received his BBA from Temple University and has achieved the professional designations of Chartered Life Underwriter (CLU), Chartered Financial Consultant (ChFC) and Fellow Life Management Institute (FLMI). Mr. Jaroski began his career in 1969 and has over 35 years of experience in the financial service industry.

The Steward Short-Term Select Bond Fund's Portfolio Manager is Mr. Howard Potter. Mr. Potter serves as Executive Vice President and Fixed Income Portfolio Manager of CAMCO and Senior Vice President of Steward Funds, Inc. and Capstone Series Fund, Inc. He is also a member of CAMCO's investment team. Mr. Potter began his investment career trading financial futures as a local floor trader. During the early 1980's, he published weekly newsletters on financial futures and debt options at Donaldson, Lufkin & Jenrette, Inc. In 1984, Mr. Potter joined Oppenheimer & Co. to spearhead the Risk Management Group. In 1991, he founded New Castle Advisers, Inc. to manage fixed income portfolios and mutual funds. In 1996, New Castle Advisers was acquired by Capstone. Mr. Potter received his Bachelor's Degree from the University of Wisconsin and his Masters Degree from Northwestern University.

The Funds' Statement of Additional Information provides additional information about each Portfolio Manager's compensation, other accounts managed by such Portfolio Manager, and such Portfolio Manager's ownership of securities in the Fund for which he provides portfolio management services.

Money Managers

MME Fund's assets are allocated among the money managers listed below. FRIMCo, as MME Fund's investment adviser, may change the allocation of MME Fund's assets among the money managers at any time. Pursuant to an exemptive order obtained by the Company from the Securities and Exchange Commission, FRIMCo may engage or terminate a money manager at any time, subject to the approval of MME Fund's Board without a shareholder vote. MME Fund will notify its shareholders within 60 days of when a new money manager begins providing services. MME Fund selects money managers based primarily on the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the recommendation for selection or termination of any money manager.

Subject to the limitations of the Steward Funds' cultural values screening policies and to MME Fund's investment objective and policies, each money manager has complete discretion to select portfolio securities for its segment of MME Fund. Additionally, each money manager must operate within more specific constraints developed from time to time by FRIMCo. FRIMCo develops such constraints for each money manager based on FRIMCo's assessment of the money manager's expertise and investment style. By assigning more specific constraints to each money manager, FRIMCo intends to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. The money managers' activities are, additionally, subject to general oversight by the Board and MME Fund's officers. However, neither the Board, MME Fund's officers, FRIMCo nor Russell evaluate the investment merits of a money manager's individual securities selections.

The money managers have no affiliations with the Steward Funds or their service providers other than their management of assets of MME Fund. Each money manager is principally engaged in managing institutional investment accounts. These money managers may also serve as managers or advisers to other investment companies that are not affiliated with the Steward Funds, or to other clients of FRIMCo or of Frank Russell Company, including Frank Russell Company's wholly-owned subsidiary, Frank Russell Trust Company.

MME Fund's current money managers and their addresses are:

Alliance Capital Management L.P., which acts as money manager to the Fund through its Bernstein Investment Research and Management Unit - 1345 Avenue of the Americas, New York, NY 10105.

Ark Asset Management Co., Inc. - 125 Broad Street, New York, NY 10004.

Jacobs Levy Equity Management, Inc. - 100 Campus Drive, P.O. Box 0650, Florham Park, NJ 07932.

Lord, Abbett & Company, LLC - 90 Hudson Street, Jersey City, NJ 07302-3973.

MFS Institutional Advisors Inc. - 500 Boylston Street, Boston, MA 02116.

A discussion of the basis for the Board's approval of the investment advisory contracts for Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund with CAMCO and the advisory contract for Steward Multi-Manager Equity Fund with FRIMCo and of their approval of the agreements with the money managers is contained in the Funds' annual report for the period ended April 30, 2005. (The foregoing Funds are series of Steward Funds, Inc.) A discussion of the basis for the Board's approval of the investment advisory contract for Steward Small-Cap Equity Fund (formerly Capstone Growth Fund), a series of Capstone Series Fund, Inc., is contained in its annual report for the period ended October 31, 2005. A discussion of the basis for the Board's approval of the investment advisory contracts for Steward International Fund and Steward Short-Term Select Bond Fund will appear in the annual report for Steward Funds, Inc. for the fiscal year ended April 30, 2006 and is available in the Statement of Additional Information, dated February 28, 2006, for Steward Funds, Inc.

Administrator

CAMCO acts as administrator for each Fund. For its services as administrator, CAMCO receives a monthly fee from each Fund calculated at the annual rate of 0.075% on the first $500 million of the Funds' average daily net assets. The rate declines to 0.06% on the next $500 million and to 0.05% on average daily net assets in excess of $1.0 billion.

Buying and Selling Fund Shares

Share Price

The purchase and redemption price for shares of each class of a Fund is the per share net asset value ("NAV") for that class that is next determined after your purchase or sale order is received by the Fund, transfer agent or authorized dealer. NAV is generally calculated as of the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m. Eastern Time, on each day the Exchange is open for trading, provided that certain derivatives are priced as of 4:15 p.m. Eastern Time. The Funds do not price their shares on days the Exchange is closed for trading -- normally, weekends, national holidays and Good Friday. In addition to days the Exchange is closed for trading, Steward Select Bond Fund and Steward Short-Term Select Bond Fund do not price their shares on days the bond markets are closed for trading. Such additional days are normally Columbus Day and Veteran's Day. NAV of a class reflects the aggregate assets less the liabilities attributable to that class. The price of equity securities is determined by (i) valuing securities listed on an exchange at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) by valuing securities traded on the NASDAQ market, at the Nasdaq Official Closing Price, if available, otherwise at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing other equity securities at the mean between the last reported bid and asked prices and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Board.

Debt securities (other than short-term obligations) including listed issues, are valued at the bid price on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term securities (those with remaining maturities of 60 days or less) are valued at amortized cost. Each of these methods has been determined in good faith by the Board to represent fair value for the affected securities.

In the event a price for a particular security is not available, or the available price is believed by the Adviser to be inaccurate, the security will be priced at its fair value in accordance with procedures approved by the Board which in certain cases require involvement of a Valuation Committee of the Board. It cannot be assured that any such fair value determination represents the price at which the particular securities could be sold during the period in which such fair value prices are used to determine the value of the Fund's assets. Thus, during periods when one or more of a Fund's securities are valued at fair value, there is the risk that sales and redemptions of Fund shares at prices based on these values may dilute or increase the economic interests of remaining shareholders.

A Fund may invest in non-U.S. securities that trade in foreign markets where closing prices are established prior to the time closing prices are established for U.S.-traded securities. If an event were to occur after the value of a Fund portfolio security was so established but before the Fund's net asset value per share is determined that is likely to change materially the value of said portfolio security and therefore change the Fund's net asset value, the Fund investment would be valued in accordance with fair value procedures established by the Board. Additionally, because non-U.S. markets may be open on days and at times when U.S. markets are closed, the value of shares of a Fund that invests in such securities can change on days when shareholders are not able to buy or sell Fund shares.

Minimum Investment

Individual Class shares - The minimum initial investment is $200 per Fund, except for continuous investment plans which have no minimum. There is no minimum for subsequent purchases, except that the minimum for subsequent telephone purchase per Fund is $1,000.

Institutional Class shares - The minimum initial aggregate investment in the Funds (including other portfolios of Steward Funds, Inc.) is $100,000 with no minimum per Fund, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial per Fund investment is $25,000. The minimum subsequent per Fund investment is $1,000, except that the minimum per Fund subsequent telephone purchase is $50,000.

The foregoing minimum investment requirements may be waived in the case of certain third-party subaccounting arrangements.

Share Certificates

The Funds will not issue certificates representing shares.

Telephone Transactions

Unless declined on the Investment Application, the Funds are authorized to accept orders for additional purchases, redemptions and exchanges by phone. You will be liable for any fraudulent order as long as the Funds have taken reasonable steps to assure that the order was proper. Also note that, during unusual market conditions, you may experience delays in placing telephone orders. In that event, you should try one of the alternative procedures described below.

Purchasing Fund Shares

You may use any of the following methods to purchase Fund shares:

Through Authorized Dealers. You may place your order through any dealer authorized to take orders for the Funds. (An authorized dealer is one that has entered into a selling agreement with the Fund's distributor. A dealer that has not entered into such an agreement is not authorized to sell shares of the Fund.) If the order is received by the authorized dealer by 4:00 p.m. Eastern Time, you will receive that day's NAV. Orders received subsequent to 4:00 p.m. Eastern Time will receive the NAV per share next determined. It is the dealer's responsibility to transmit orders timely.

Through the Distributor. You may place orders directly with the Funds' distributor by mailing a completed Investment Application with a check or other negotiable bank draft payable to Steward Funds, Inc., to the Funds' Transfer Agent:

Transfer Agent's Address
Steward Funds
c/o BISYS Fund Services
P.O. Box 183004
Columbus, OH 43218-3004

Remember to make your check in an amount no less than any applicable minimum noted above. Payment for all orders must be received by the Transfer Agent within three business days after the order was placed or you will be liable for any losses resulting from your purchase order. Checks from third parties will not be accepted. Subsequent investments may be mailed to the same address. Confirmations of each purchase and transaction in the account are sent to the shareholder's address of record.

Investing By Wire Transfer. You may purchase shares by wire transfer if you have an account with a commercial bank that is a member of the Federal Reserve System. Your bank may charge a fee for this service.

For an initial investment by wire transfer, you must first call the Funds' Transfer Agent at 1-800-695-3208 to be assigned a Fund account number and to receive wire instructions.

You must follow up your wire transfer with a completed Investment Application. An application may be obtained by calling 1-800-262-6631 or by visiting the Funds' website at www.Stewardmutualfunds.com. Mail the application to the Transfer Agent's address (see above).

Subsequent investments may also be made by wire transfer at any time by following the above procedures. The wire transfer must include your name and your Fund account number.

In-Kind Purchases

A Fund may issue its shares in exchange for securities held by the purchaser, when approved by the Board, in its sole discretion, or pursuant to procedures adopted by the Board, following a determination that (a) such in-kind exchange is advisable under the circumstances and (b) the securities to be exchanged are consistent with the Fund's investment objective and policies. The value of securities to be so exchanged will be determined on the day of the exchange in accordance with the Fund's policies for valuing its portfolio securities and the Fund will issue shares to the purchaser, valued on the day of the exchange, in an amount equal to the value of the exchanged securities, as so determined. A Fund will not accept securities for in-kind purchase of shares unless the Fund's investment adviser determines that the value of such securities can be calculated under the Fund's regular procedures for valuing its portfolio securities. A Fund also generally will not accept securities that are subject to restrictions on resale. As of the time of the exchange, all dividends, distributions and subscription or other rights will become the property of the Fund in question, along with the securities. Fund shares purchased in exchange for securities, as described in this paragraph, generally cannot be redeemed for fifteen days following the in-kind purchase to allow time for the transfer to settle.

Telephone Investment

After you have opened your account, you may make additional investments by telephone unless you declined that option on your Investment Application. You may place a telephone order by calling the Transfer Agent at 1-800-695-3208.

The minimum telephone purchase for Individual Class shares is $1,000 and the maximum is five times the NAV of your shares held, for which payment has been received, on the day preceding your order. For Institutional Class shares, the minimum telephone purchase is $50,000 and the maximum is five times the NAV of your shares held, for which payment has been received, on the day preceding your order.

Your telephone purchase will be priced at the NAV next determined after your call. Payment for your order must be received within three business days. Mail your payment to the Transfer Agent's address (see above). If your payment is not received within three business days, you will be liable for any losses caused by your purchase.

Electronic Purchases

If your bank is a U.S. bank that participates in the Automated Clearing House (ACH), you may elect to make subsequent investments through ACH. Complete the Banking Services option on the Investment Application or call 1-800-695-3208. Your account can generally be set up for electronic purchases within 15 days. Your bank or broker may charge for this service.

Wire transfers (see "Investing by Wire Transfer," above) allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through ACH and may take up to eight days to clear. There is generally no fee for ACH transactions.

Pre-Authorized Investment

If you hold or are purchasing Individual Class shares, you may arrange to make regular monthly investments of at least $25 automatically from your bank account by completing the Automatic Investment Plan option on the Investment Application.

Tax-Deferred Retirement Plans

Fund shares may be used for virtually all types of tax-deferred retirement plans, including traditional and Roth Individual Retirement Accounts ("IRAs"), Coverdell Education Savings Accounts and Simplified Employee Pension Plans. For more information, call 1-800-262-6631.

Frequent Transactions

Short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. It is therefore the policy of the Funds to attempt to prevent and detect trading activity of Fund shareholders that could be detrimental to other Fund shareholders. The Funds' Board has therefore adopted policies and procedures designed to discourage frequent purchases and redemptions by Fund shareholders, primarily through the imposition of a redemption fee on short-term trades. A redemption fee equal to 2% of the amount redeemed will be applied to certain redemptions (including in connection with exchanges) of Fund shares within 5 days of purchase. (See "Redemption Fees," below.) For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The Fund may waive the fee for redemptions by certain institutional accounts and by certain tax-exempt retirement plans. All redemption fees will be paid to the Fund and will help offset brokerage commissions, odd-lot premiums, and other administrative costs associated with short-term trading. These policies and procedures may be amended or terminated at any time. Changes will be disclosed in an amendment or supplement to the Funds' Prospectus.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

o Name;

o Date of birth (for individuals);

o Residential or business street address (although post office boxes are still permitted for mailing; and

o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identify by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Redeeming Fund Shares

The price to sell one share of each Fund is the Fund's NAV. A 2% redemption fee is applied for certain redemptions or exchanges within 5 days of purchase. (See "Redemption Fees," below.)

You may redeem your Fund shares on any business day using one of the following procedures:

Through Authorized Dealers - You may request a redemption through any broker-dealer authorized to take orders for the Fund. The broker-dealer will place the redemption order by telephone or telegraph directly with the Funds' distributor and your share price will be the NAV next determined after the order is received. Provided a redemption is more than 5 days from purchase of the particular shares (see "Redemption Fee," below), the Funds do not charge a fee for these redemptions, but a dealer may impose a charge for this service. Redemption proceeds will be paid within three days after the Transfer Agent receives a redemption order in proper form.

Through the Distributor - You may redeem your Fund shares by writing to the Transfer Agent's address (see "Purchasing Fund Shares," above). You will generally receive a check for your redemption amount within a week after your check is received. Except for redemptions within 5 days of purchase (see "Redemption Fees," below), the Funds do not charge any fee for redemptions. If you request the proceeds to be sent to your address of record, you generally will not need a signature guarantee. A signature guarantee will be required if:

o you want the proceeds mailed to a different address or to be paid to someone other than the record owner; or

o you want to transfer ownership of the shares.

Signature Guarantee - A signature guarantee can be provided by most banks, broker-dealers and savings associations, as well as by some credit unions.

Redemption of Shares Purchased by Check - Redemptions of amounts purchased by check may be withheld until the purchase check has cleared, which may take up to 15 days from the purchase date.

Redemption Fees

For shares that are redeemed within 5 days of purchase (including redemptions in connection with exchanges), a fee of 2% of the amount redeemed will be imposed. The fee is calculated on the net asset value of the shares being redeemed and is deducted from the redemption proceeds. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The fee will not apply to certain types of accounts, such as omnibus accounts, retirement plan accounts and other accounts to which application of the redemption fee is not technologically feasible. The fee may also not apply to redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 5 days following the death or disability of the shareholder (or, if a trust, its beneficiary), and redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by a Fund. All redemption fees will be paid to the particular Fund and will help offset brokerage commissions, market impact and other costs associated with short-term trading.

Expedited Redemption

If you want to redeem at least $1000 of Fund shares and have not declined banking services on the Investment Application currently on file with the Transfer Agent, you may request that your redemption proceeds be mailed or wired to a broker-dealer or commercial bank that you previously designated on the Investment Application by calling the Transfer Agent at 1-800-695-3208. Redemption proceeds will be forwarded the next day to the designated entity. You are urged to place your redemption request early in the day to permit efficient management of the Funds' cash reserves. The Funds do not impose a special fee for this service (but see "Redemption Fees," above). However, they (and their service providers) reserve the right to modify or not to offer this service in the future. They will attempt to give shareholders reasonable notice of any such change.

Systematic Withdrawal

If you hold Individual Class shares, you may arrange for periodic withdrawals of $50 or more if you have invested at least $5,000 in a Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annually or annually. If you elect this plan, you must elect to have all your dividends and distributions reinvested in shares of the particular Fund. Note that payments under this plan come from redemptions of your Fund shares. The payments do not represent a yield from a Fund and may be a return of capital, thus depleting your investment. Payments under this plan will terminate when all your shares have been redeemed. The number of payments you receive will depend on the size of your investment, the amount and frequency of your withdrawals, and the yield and share price of the Fund, which can be expected to fluctuate.

You may terminate this plan at any time by writing to the Transfer Agent. You continue to have the right to redeem your shares at any time. The cost of the plan is borne by the Funds and there is no direct charge to you.

Redemption in Kind

If you request a redemption in excess of $1 million, each Fund reserves the right to pay any portion of the redemption proceeds in securities from the Fund's portfolio rather than in cash, in accordance with applicable legal requirements. In that case, you will bear any brokerage costs imposed when you sell those securities and you will bear the market risk on those securities until you sell them. To the extent practicable, the Fund will use only liquid securities for redemptions in kind. If the Adviser determines that it is in the best interests of the Fund to include illiquid securities in a redemption in kind, the redeeming shareholder may have difficulty selling such securities at a price representing their fair value.

Redemption Suspensions or Delays

Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the New York Stock Exchange is closed for unusual circumstances, or when the Securities and Exchange Commission allows redemptions to be suspended.

Redemption of Small Accounts

Because it is costly to other shareholders of a Fund to maintain small accounts, each of the Funds reserves the right to automatically redeem shares and close your account when it falls below the applicable minimum specified under "Minimum Investment," above, due to your redemptions or exchanges. Before a Fund automatically redeems your account, you will be notified and given 60 days in which to make additional investments sufficient to bring your account to the required minimum and thus avoid having your shares redeemed. An automatic redemption, as a sale of your Fund shares, may have tax consequences.

Small Account Fee

On or about December 1 of each year, an annual $12 fee will be deducted from each shareholder account in a Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee, which is paid to the applicable Fund, will apply separately to each account in the Fund that meets such criteria.

Exchanging Fund Shares (See also "Redeeming Fund Shares")

You may exchange your shares of a Steward Fund for shares of the same class of another Steward Fund at a price based on the respective NAVs of each Fund. There is no sales charge or other fee. (But see "Redemption Fees," above.) Please read the information in the Funds' prospectus concerning the Fund into which you wish to exchange. Your exchange must satisfy the applicable minimum investment and other requirements for the class of shares of the Fund into which you wish to exchange. The Fund into which you are exchanging must be available for sale in your state, and the exchange privilege may be amended or terminated upon 60 days' notice to shareholders.

You may place an exchange order by:

o mailing your exchange order to the Transfer Agent's address.

o telephoning 1-800-695-3208. Telephone exchange orders may be placed from 8:00 a.m. to 4:00 p.m. Eastern Time on any business day. You may decline this option on the Investment Application.

Remember that your exchange involves a sale of shares, with possible tax consequences. See "Dividends, Distributions and Taxes," below.

Dividends, Distributions and Taxes

Dividends and Distributions

Each Fund distributes substantially all of its net investment income and net realized capital gains to shareholders each year, and pays its dividends and other distributions in additional shares of the Fund, with no sales charge. However, you may elect on the Investment Application to:

Option # 1 -- receive income dividends in cash and capital gain distributions in additional Fund shares; or

Option # 2 -- receive all dividend and capital gain distributions in cash; or

Option #3 -- receive capital gain distributions in cash and income dividends in additional shares.

Each Fund intends to declare and pay these dividends quarterly. Capital gains, if any, will be paid at least annually, generally in December.

Tax Treatment of Dividends, Distributions and Redemptions

If you hold shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

If you are a taxable investor, you will generally be subject to federal income tax each year on dividend and distribution payments you receive from the Funds, as well as on any gain realized when you sell (redeem) or exchange shares of a Fund. This is true whether you reinvest your distributions in additional shares or receive them in cash. Any long-term capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your shares.

If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as "qualified dividend income" which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

When you sell or exchange shares, you may have a capital gain or loss. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares. Any loss you incur if you sell or exchange shares that you have held for six months or less will be treated as a long-term capital loss, but only to the extent that the Fund has paid you long-term capital gain dividends with respect to those shares during that period.

The Funds will notify you each year, generally in January, which amounts of your dividend and distribution payments are subject to taxation as ordinary income or as long-term capital gain. Distributions that are declared in December but paid in January are taxable as if they were paid in December. The Funds make no representation or warranty as to the amount or variability of each Fund's capital gain distributions, which may vary as a function of several factors including, but not limited to, prevailing dividend yield levels, general market conditions, shareholders' redemption patterns and, with respect to MME Fund, cash equitization activity.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax.

A Fund, particularly MME Fund and Steward International Equity Fund, may occasionally invest in securities of issuers in certain foreign countries. A Fund may have taxes withheld on the income received from those securities.

By law, a Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

Tax Treatment of In-Kind Purchases

Steward Multi-Manager Equity Fund anticipates that soon after it commences operations it may issue shares in exchange for securities in one or more large tax-free transactions. Because of the tax-free nature of these initial transactions, the Fund's tax basis in the transferred securities will be the same as the tax basis of the contributing shareholder. As a result, the amount of gain realized by the Fund on disposition of those securities, and the amount of capital gains required to be distributed to shareholders, may be greater than if the Fund had not accepted those initial in-kind purchases.

THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. YOU SHOULD CONSULT YOUR OWN TAX ADVISER CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

Additional information on these and other tax matters relating to each Fund and its shareholders is included in the section entitled "TAXES" in the Statement of Additional Information.

Financial Highlights

The following highlights tables are intended to help you understand the financial performance of (a) the Steward Domestic All-Cap Equity Fund and the Steward Select Bond Fund since they commenced operations on October 1, 2004 (b) and of Steward Small-Cap Equity Fund (formerly Capstone Growth Fund) for the past five years. No information is provided for MME Fund, the registration of which was effective with the SEC on December 27, 2005, or for Steward International Fund or Steward Short-Term Select Bond Fund, the registrations of which were effective with the SEC on the date of this Prospectus. The "Per Share Data" reflects financial results for a single Fund share. The "Total Return" numbers for a Fund represent the rate that an investor would have earned (or lost) on an investment in such Fund (assuming reinvestment of all dividends and distributions).

The information for the period ended April 30, 2005 for Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund has been audited by Briggs, Bunting & Dougherty, LLP whose report, along with the financial statements for Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund are included in the Steward Funds, Inc. annual report for the fiscal period ended April 30, 2005. This annual report is available on request without charge and is incorporated by reference into the Statement of Additional Information of Steward Funds, Inc. (See "How to Get More Information," below.) The information for Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund for the semi-annual period ended October 31, 2005, which is not audited, is contained in the semiannual report to shareholders for the period ended October 31, 2005, containing unaudited Financial Highlights and financial statements for Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund. This semi-annual report is incorporated by reference into the Statement of Additional Information for Steward Funds, Inc. and is also available on request without charge. The information for the period ended October 31, 2005 for Steward Small-Cap Equity Fund (formerly Capstone Growth Fund) has been audited by Briggs, Bunting & Dougherty, LLP whose report, along with the financial statements for Capstone Growth Fund (now renamed Steward Small-Cap Equity Fund) are included in the Capstone Series Fund, Inc. annual report to shareholders for the fiscal year ended October 31, 2005. This report is available on request without charge and is incorporated by reference into the Statement of Additional Information of Capstone Series Fund, Inc.

Steward Funds, Inc.

Financial Highlights (Audited Annual)

Steward Domestic All-Cap Equity Fund

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each period indicated.

	Individual Class		Institutional Class
	Period Ended		Period Ended
	April 30, 2005 (a)		April 30, 2005 (a)

Net Asset Value, Beginning of Period	$ 25.00		$ 25.00

Investment Operations:
Net investment income	0.12		0.14
Net realized and unrealized gain on investments	0.45		0.46
Total from investment operations	0.57		0.60

Distributions from:
Net investment income	(0.10)		(0.13)
Total distributions	(0.10)		(0.13)

Net Asset Value, End of Period	$ 25.47		$ 25.47

Total Return	2.26%	(b)	2.37%	(b)

Ratios/Supplementary Data:
Net Assets, end of period (in 000's)	$2,896		$67,835
Ratio of expenses to average net assets	1.21%	(c)	0.96%	(c)
Ratio of net investment income to average net assets	0.69%	(c)	0.93%	(c)
Portfolio turnover rate *	15.93%		15.93%

(a) For the period from October 1, 2004 (commencement of operations) through April 30, 2005.
(b) Not annualized.
(c) Annualized.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

Steward Funds, Inc.

Financial Highlights (Audited Annual)

Steward Select Bond Fund

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each period indicated.

	Individual Class		Institutional Class
	Period Ended		Period Ended
	April 30, 2005 (a)		April 30, 2005 (a)

Net Asset Value, Beginning of Period	$ 25.00		$ 25.00

Investment Operations:
Net investment income	0.43	(d)	0.46	(d)
Net realized and unrealized (loss) on investments	(0.40)		(0.40)
Total from investment operations	0.03		0.06

Distributions from:
Net investment income	(0.29)		(0.32)
Net realized gains	(0.01)		(0.01)
Total distributions	(0.30)		(0.33)

Net Asset Value, End of Period	$ 24.73		$ 24.73

Total Return	0.14%	(b)	0.25%	(b)

Ratios/Supplementary Data:
Net Assets, end of period (in 000's)	$3,050		$92,265
Ratio of expenses to average net assets	1.07%	(c)	0.82%	(c)
Ratio of net investment income to average net assets	2.92%	(c)	3.17%	(c)
Portfolio turnover rate *	44.13%		44.13%

(a) For the period from October 1, 2004 (commencement of operations) through April 30, 2005.
(b) Not annualized.
(c) Annualized.
(d) Computed using average shares outstanding throughout the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

Steward Funds, Inc.

Financial Highlights (Unaudited Semi-Annual)

Steward Domestic All-Cap Equity Fund

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each period indicated.

	Individual Class		Institutional Class
	Period Ended		Period Ended
	October 31, 2005		October 31, 2005

Net Asset Value, Beginning of Period	$ 25.47		$ 25.47

Investment Activities:
Net investment income	0.07		0.11
Net realized and unrealized gain on investments	1.99		1.98
Total from Investment Activities	2.06		2.09

Dividends
Net investment income	(0.06)		(0.10)
Total distributions	(0.06)		(0.10)

Net Asset Value, End of Period	$ 27.47		$ 27.46

Total Return	8.05%	(a)	8.19%	(a)

Ratios/Supplementary Data:
Net Assets at end of period (in 000s)	$3,673		$80,582
Ratio of expenses to average net assets	1.02%	(b)	0.77%	(b)
Ratio of net investment income to average net assets	0.50%	(b)	0.76%	(b)
Portfolio turnover rate *	3.26%		3.26%

(a) Not annualized.
(b) Annualized.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

Steward Funds, Inc.

Financial Highlights (Unaudited Semi-Annual)

Steward Select Bond Fund

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each period indicated.

	Individual Class		Institutional Class
	Period Ended		Period Ended
	October 31, 2005		October 31, 2005

Net Asset Value, Beginning of Period	$ 24.73		$ 24.73

Investment Activities:
Net investment income	0.39		0.42
Net realized and unrealized loss on investments	(0.44)		(0.43)
Total from Investment Activities	(0.05)		(0.01)

Distributions from:
Net investment income	(0.40)		(0.43)
Net realized gains	-		-
Total Dividends	(0.40)		(0.43)

Net Asset Value, End of Period	$ 24.28		$ 24.29

Total Return	(0.23)%	(a)	(0.06%	(a)

Ratios/Supplementary Data:
Net Assets at end of period (in 000s)	$2,867		$106,770
Ratio of expenses to average net assets	0.96%	(b)	0.71%	(b)
Ratio of net investment income to average net assets	3.32%	(b)	3.57%	(b)
Portfolio turnover rate *	26.45%		26.45%

(a) Not annualized.
(b) Annualized.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

Capstone Series Fund, Inc.

Financial Highlights (Audited Annual)

Steward Small-Cap Equity Fund (formerly, Capstone Growth Fund)

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each period indicated.

	Year Ended October 31,
	2005	2004	2003	2002	2001

PER SHARE DATA

Net asset value at beginning of period	$12.30	$11.68	$10.20	$12.08	$18.11

Investment Operations:
Net investment income/(loss)	0.02	(0.02)	0.02	0.01	0.01
Net realized and unrealized gain/(loss)		0.66	1.47	(1.88)	(4.34)
on investments	0.69
Total from investment operations	0.71	0.64	1.49	(1.87)	(4.33)

Distribution from:
Net investment income	(0.02)	(0.02)	(0.01)	(0.01)	--
Net realized gains	--	--	--	--	(1.70)

Total distributions	(0.02)	(0.02)	(0.01)	(0.01)	(1.70)

Net asset value at end of period	$12.99	$12.30	$11.68	$10.20	$12.08

Total Return	5.79%	5.44%	14.59%	(15.48%)	(25.73)%

Ratios/Supplemental Data

Net assets, end of period (in 000's)	$42,455	$45,898	$47,659	$45,427	$58,841

Ratio of total expenses to average net assets	1.67%	1.55%	1.43%	1.38%	1.27%

Ratio of net investment income (loss) to average net assets	0.16%	(0.12%)	0.14%	0.06%	0.08%

Portfolio turnover rate	113%	34%	20%	94%	58%

How to Get More Information

Further information about the Funds is contained in:

o The Statement of Additional Information ("SAI"). The SAI contains more detail about some of the matters discussed in this Prospectus. The SAI is incorporated into the Prospectus by reference.

o Annual and Semi-Annual Reports about the Funds describe their performance and list their portfolio securities. They also include letters from Fund management describing each Fund's investment strategies and discussing market conditions and trends and their implications for the Funds.

You may obtain free copies of the SAI, reports or other information about the Funds or your account by calling 1-800-262-6631. You may also visit the Funds' website at http://www.stewardmutualfunds.com, where it is intended that this information will be available on a going-forward basis.

You may also get free copies of the SAI, reports or other information about the Funds directly from the Securities and Exchange Commission ("SEC") by:

o Visiting the SEC's public reference room. (Call 1-202-551-8090 or e-mail publicinfo@sec.gov for information).

o Sending a written request, plus a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by e-mail to publicinfo@sec.gov..

o Visiting the SEC's EDGAR database on its website - http://www.sec.gov.

The Investment Company Act File Number with the SEC for Steward Small-Cap Equity Fund is: 811-1436

The Investment Company Act File Number with the SEC for all the other Funds is 811-01597.

STEWARD MULTI-MANAGER EQUITY FUND
STEWARD DOMESTIC ALL-CAP EQUITY FUND
STEWARD SELECT BOND FUND
EACH A SERIES OF STEWARD FUNDS, INC.

STATEMENT OF ADDITIONAL INFORMATION

December 27, 2005,

As revised February 28, 2006

This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus dated February 28, 2006. A Prospectus may be obtained without charge by contacting Capstone Asset Planning Company, by phone at 1-800- 262-6631 or by writing to it at 5847 San Felipe, Suite 4100, Houston, Texas 77057. Financial statements from the Funds' audited annual report to shareholders for the period ended April 30, 2005 and from the Funds' unaudited semi-annual report to shareholders for the period ended October 31, 2005, are incorporated herein by reference and are available upon request without charge at the foregoing phone number and address.

General Information

Investment Strategies

Portfolio Holdings Disclosure Policies

Investment Restrictions

Performance and Yield Information

Directors and Executive Officers

Portfolio Transactions and Brokerage

Determination of Net Asset Value

How to Buy and Redeem Shares

Dividends and Distributions

Taxes

Other Information

GENERAL INFORMATION

Steward Domestic All-Cap Equity Fund, Steward Multi-Manager Equity Fund and Steward Select Bond Fund ("Funds") are series of Steward Funds, Inc. ("Company"), an "open-end diversified management company" registered under the Investment Company Act of 1940, as amended ("1940 Act"). The shares of each Fund have been divided into two classes, comprising Individual Class shares and Institutional Class shares. Each class represents an interest in a Fund, but is subject to different rights, expenses and privileges. The Company was originally incorporated in Delaware in 1968 and commenced business shortly thereafter as an open-end diversified management company under the 1940 Act. On February 18, 1992, shareholders approved a plan of reorganization pursuant to which the Company became, on May 11, 1992, a Maryland series company, Capstone Fixed Income Series, Inc. The Company's name was changed to Capstone Christian Values Fund on March 13, 2000. On June 3, 2004, the name was changed to Steward Funds, Inc.

Capstone Asset Management Company ("CAMCO") serves as investment adviser to Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund. Frank Russell Investment Management Company ("FRIMCo") is investment adviser to Steward Multi-Manager Equity Fund and allocates this Fund's assets among different money managers. (See "Advisers, Money Managers and Administrator.") CAMCO and FRIMCo may also be referred to herein as "Advisers."

INVESTMENT STRATEGIES

Following is a discussion of various types of securities and strategies that may be used by the Funds.

Temporary Defensive and Other Short-Term Positions

Steward Multi-Manager Equity Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). To fulfill its intention to be fully invested at all times, the Fund's cash reserves are invested in short-term investments, including without limitation money market funds. In addition to investing in such short-term investments, the Fund may use a hedging strategy for its cash reserves by exposing these reserves to the performance of appropriate markets by purchasing equity securities or fixed-income securities and/or derivatives, including index futures contracts, index options and/or index swaps in amounts that expose the cash reserves to the performance of the relevant index. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets while enabling the Fund to hold cash.

Although it is expected that Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund will each normally be invested consistent with its investment objectives and policies, each of those Funds may invest in certain short-term, high-quality debt instruments for the following purposes: (a) to meet anticipated day-to-day operating expenses; (b) pending CAMCO's ability to invest cash inflows; (c) to permit the relevant Fund to meet redemption requests; and (d) for temporary defensive purposes. Steward Domestic All-Cap Equity Fund may also invest in such securities if the Fund's assets are insufficient for effective investment in equity securities. The short-term instruments in which these Funds may invest include: (i) short-term obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; (v) repurchase agreements; (vi) money market funds; and (vii) zero coupon bonds.

The Funds' short-term investments will generally not have maturities of greater than one year.

Common Stock, Convertible Securities and Other Equity Securities

Steward Domestic All-Cap Equity Fund and Steward Multi-Manager Equity Fund may invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Common stocks do not contain a guarantee of value -- their prices can fluctuate up or down, and may be reduced to zero under certain circumstances.

Steward Domestic All-Cap Equity Fund and Steward Multi-Manager Equity Fund may also buy other types of equity securities such as convertible securities, preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Steward Domestic All-Cap Equity Fund may invest in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

Steward Domestic All-Cap Equity Fund and Steward Multi-Manager Equity Fund may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund will invest in synthetic convertibles only with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Steward Domestic All-Cap Equity Fund and Steward Multi-Manager Equity Fund may invest in the equity securities of certain small cap and mid cap companies. Small cap and mid cap companies tend to be smaller, less established companies, and investment in securities of these companies may involve greater risk than is customarily associated with securities of larger, more established companies. Small cap and mid cap companies may experience relatively higher growth rates and higher failure rates than do larger companies. The trading volume of securities of small and mid cap companies is normally less than that of larger companies and, therefore, such volume may disproportionately affect the market price of such securities, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

Foreign Securities

Steward Multi-Manager Equity Fund may invest in U.S. dollar-denominated securities that may be issued or guaranteed by non-U.S. entities.. Certain of these investments may be made directly by the Fund; others may be indirect, through another investment company in which the fund may invest. Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in obligations issued by domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of U.S. dollar-denominated foreign investments are affected by changes in application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. These securities may involve higher brokerage commissions than securities of U.S. issuers, and they may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in issuers in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

The Fund's foreign investment may include emerging market stock. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems when can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestments, resource self-sufficiency and balance of payments position. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign government securities in which the Fund may invest may include obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies."

Steward Multi-Manager Equity Fund may invest in equity securities of non-U.S. issuers, in the form of American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), or other securities convertible into securities of eligible European or Far Eastern issuers. The securities for which these securities may be exchanges may not necessarily be U.S. dollar denominated. An ADR or ADS is typically issued by an American bank or trust company and evidences ownership of underlying securities issued by a foreign corporation. An EDR, which is sometimes referred to as a Continental Depositary Receipt ("CDR"), is issued in Europe, typically by a foreign bank or trust company and evidences ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of the Fund's investment policies, the Fund's investments in ADRs, ADSs, EDRs and GDRs will be deemed to be investments in the equity securities representing securities of the foreign issuers into which they may be converted.

ADR facilities may be established as either "sponsored" or "unsponsored." While ADRs issued through these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from the issuer prior to establishing the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Steward Multi-Manager Equity Fund may invest in sponsored and unsponsored ADRs. Steward Multi-Manager Equity Fund does not intend generally to invest more than 5% of its total assets in equity securities of non-U.S. issuers, provided that the Fund's investments in ADRs will not be subject to such limitations. Although ADRs are denominated in U.S. dollars, the value of securities underlying an ADR, and thus of the ADR, may be affected by changes in the relative values of the currencies of the U.S. and the country of the issuer.

To the extent consistent with its investment objective and strategies, a Fund may invest in the following instruments:

Government Obligations

Government obligations in which a Fund may invest include U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities. Direct obligations of the U.S. Treasury in which a Fund may invest include U.S. Treasury bills, notes and bonds. U.S. Treasury bills have, at the time of issuance, maturities of one year or less. U.S. Treasury notes have, at the time of issuance, maturities of one to ten years. U.S. Treasury bonds generally have, at the time of issuance, maturities of greater than ten years. Obligations of U.S. Government agencies and instrumentalities have various degrees of backing. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association ("GNMA") participation certificates, are, like U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits. Still other government obligations, such as obligations of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, Tennessee Valley Authority and the Student Loan Marketing Association, are backed only by the credit of the agency or instrumentality issuing the obligations, and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Some government obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation. No assurances can be given that the U.S. Government will provide financial support to agencies or instrumentalities whose securities are not backed by the full faith and credit of the U.S. Treasury, since it is not obligated to do so. Accordingly, such U.S. Government obligations may involve risk of loss of principal and interest. The Funds may invest in fixed-rate and floating or variable rate U.S. Government obligations. The Funds may purchase U.S. Government obligations on a forward commitment basis.

Forward Commitments and When-Issued Transactions

A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction) so long as such transactions are consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a security purchased on a forward commitment or when-issued basis prior to settlement if it is appropriate to do so and would realize short-term profits or losses, if any, upon such sale. When effecting such transactions, liquid assets of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction. Steward Multi-Manager Equity Fund may occasionally engage in "free trade" transactions in which delivery of securities sold by the Fund is made prior to the Fund's receipt of cash payment therefor or the Fund's payment of cash for portfolio securities occurs prior to the Fund's receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. "Free trade" transactions involve the risk of loss to the Fund if the other party to the "free trade" transactions fails to complete the transaction after the Fund has tendered cash payment or securities, as the case may be.

Bank Obligations

These obligations include negotiable certificates of deposit and bankers' acceptances. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund will limit their bank investments to dollar-denominated obligations rated A or better by Moody's or S&P issued by U.S. or foreign banks that have more than $1 billion in total assets at the time of investments and, in the case of U.S. banks, (i) are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or (ii) whose deposits are insured by the Federal Deposit Insurance Corporation. Steward Multi-Manager Equity Fund's bank investments (either direct, or through another investment company in which it may invest) may include Eurodollar certificates of deposit ("ECDs"), Eurodollar time deposits Eurodollar time deposits ("ETDs") and Yankee Certificates of deposit ("Yankee CDs"). ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are US dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated in US dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information.

Commercial Paper

Commercial paper includes short-term unsecured promissory notes issued by U.S. and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. Asset-backed commercial paper is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date. All commercial paper purchased by the Funds must have a remaining maturity of no more than 270 days from the date of purchase by the Funds, and commercial paper purchased by Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund must be rated at least A-1 or P-1 by a nationally recognized statistical rating organization ("NRSRO"), or deemed of comparable quality by CAMCO. Steward Multi-Manager Equity Fund does not have rating requirements for its commercial paper investments. A Fund may not invest more than 5% of its total assets in commercial paper of a single issuer.

Repurchase Agreements

The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that same security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The agreement will be fully collateralized by the underlying securities and will be marked-to-market on a daily basis during the term of the repurchase agreement to insure that the value of the collateral always equals or exceeds the repurchase price. A Fund will enter into repurchase agreements only with firms that present minimal credit risks as determined in accordance with guidelines adopted by the Funds' Board of Directors ("Board"). In the event of default by the seller under the repurchase agreement, a Fund that is a purchaser under such an agreement may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Fund's Adviser or money manager to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction in which a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the security involved, including the right to receive interest and principal payments. At an agreed future date, the Fund repurchases the security by paying an agreed purchase price plus interest. Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect.

Corporate Debt Securities

Corporate debt securities include bonds, debentures, notes and similar instruments issued by corporations and similar entities. A Fund's investment in these instruments must comply with the Fund's rating criteria.

When-Issued and Delayed Delivery Securities

Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase price. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date.

A Fund may dispose of a commitment prior to settlement if CAMCO deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Fund may realize short-term profits or losses upon the sale of such commitments.

Loans of Portfolio Securities

A Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount no less than the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within three business days; and (3) the Fund will receive any interest or dividends paid on the loaned securities. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees.

Cash collateral received by a Fund when it lends its portfolio securities is invested in high quality, short-term debt instruments, short-term bank collective investment and money market mutual funds, and other investments meeting quality and maturity criteria established by the Funds. Income generated from the investment of the cash collateral is first used to pay the rebate interest cost to the borrower of the securities and then to pay for lending transaction costs. The remaining amount is divided between the Fund and the lending agent.

A Fund will retain most rights of beneficial ownership of the loaned securities, including the right to receive dividends, interest or other distributions on the loaned securities. Voting rights may pass with the loan, but a Fund will call a loan to vote proxies if a material issue affecting the investment is subject to a vote.

Loans of portfolio securities entail certain risks. A Fund may incur costs or possible losses in excess of the interest and fees received in connection with securities lending transactions. Some securities purchased with cash collateral are subject to market fluctuations while a loan is outstanding. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus rebate interest to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. If the borrower fails financially, a Fund may also lose its rights to the collateral.

Investment Companies

Each Fund is permitted to invest in shares of other open-end or closed-end investment companies, including exchange-traded funds ("ETFs"), to the extent consistent with its investment objective and policies and with limits imposed under applicable law and regulations. If an investment company in which a Fund invests has a sales charge greater than 1.5%, the Fund may invest up to 5% of its assets in such other company provided that such investment does not amount to more than 3% of such other company's outstanding voting shares and the Fund's investments in other investment companies in the aggregate does not exceed 10% of the Fund's assets If an investment company in which a Fund invests has a sales charge of no more than 1.5%, the Fund may invest any amount of its assets in such other company provided: (a) the Funds' aggregate investments (together with those of their affiliated persons) in such other investment company do not exceed 3% of the outstanding shares of that other investment company; (b) the Funds, in any 30-day period, do not redeem any amount in excess of 1% of the total outstanding share of such other investment company (see "Restricted and Illiquid Securities," below); and (c) on issues on which shareholders of such other investment company are asked to vote, the Funds will vote their shares in the same proportion as the vote of all other holders of shares of that investment company. To the extent a Fund invests a portion of its assets in other investment companies, those assets will be subject to the expenses of any such investment company as well as to the expenses of the Fund itself. A Fund's investments in a closed-end investment company, together with investments in such closed-end company by other funds having the same investment adviser as the Fund, would be limited to 10% of the outstanding voting shares of such closed-end company. The Funds may not purchase shares of any affiliated investment company except as permitted by SEC rule or order.

ETFs in which a Fund may invest may be organized as open-end mutual funds or unit investment trusts. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a Fund exposure to the securities comprising the index on which the ETF is based, and the ETF investment will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees, that are borne by ETF shareholders. As a result, an investor in a Fund is subject to a duplicate level of fees to the extent that such Fund invests in ETFs.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, rather than at the closing net asset value price. Thus, ETF shares could trade at either a premium or discount to net asset value. Trading prices of ETFs that track equity market indices tend to closely track the actual net asset value of the underlying portfolios because these portfolios are publicly disclosed on each trading day. Also, an approximation of actual net asset value is disseminated throughout the trading day. If available, the Funds may also invest in ETFs that are based on fixed income indices or are actively managed. Because it is unlikely that actively managed ETFs would have the transparency of index-tracking ETFs, they would be more likely to trade at a discount or premium to their net asset values. If an ETF held by a Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests increase in value.

Real Estate Investment Trusts

Steward Select Bond Fund and Steward Multi-Manager Equity Fund may invest in debt securities issued by real estate investment trusts ("REITs"), including REITs invested principally in mortgages of churches, colleges, schools and other non-profit organizations. A REIT is a corporation or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually 90% or more of its otherwise taxable income. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee simple ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Investments in REITs and real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate generally; changes in neighborhood or property appeal; environmental clean-up costs; condemnation or casualty losses; risks related to general and local economic conditions, over-building and competition; increases in property taxes and operating expenses; lack of availability of mortgage funds; high or extended vacancy rates; and rent controls or variations in rental income. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. A Fund's investment in REITs is also subject to heavy cash flow dependency, defaults of tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Code, and failing to maintain exemption from the requirement to register under the 1940 Act. Rising interest rates may cause REIT investors to demand a higher annual return, which may cause a decline in the prices of REIT securities. Rising interest rates also generally increase the costs of obtaining financing, which could make it more difficult for a REIT to meet its obligations. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors may elect to prepay, and such prepayment may diminish the yield on securities issued by those REITs. In addition, mortgage REITs may be affected by the borrowers' ability to repay its debt to the REIT when due. Equity REIT securities may be affected by the ability of tenants to pay rent. In addition, REITs may not be diversified. REITs are subject to the possibility of failing to qualify for tax-free pass-through of income and failing to maintain exemption under the 1940 Act. Also, by investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Restricted and Illiquid Securities

A Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain OTC Options (as defined below), certain investment company securities, and certain restricted securities. There may be undesirable delays in selling illiquid securities at a price representing their fair value. Also, certain securities deemed to be illiquid may subsequently be determined to be liquid if they are found to satisfy relevant liquidity requirements.

Steward Multi-Manager Equity Fund will not invest more than 10% of its net assets (taken at current value) in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933, as amended ("Securities Act"). This 10% is counted toward the foregoing 15% illiquid securities limit for Steward Multi-Manager Equity Fund.

Investments by the Funds in securities of other investment companies may be subject to restrictions regarding redemption. In certain circumstances, to the extent a Fund owns securities of such a company in excess of 1% of that company's total outstanding securities, such holdings by the Fund could be deemed to be illiquid and would be subject to the Fund's 15% limit on illiquid investments. (See "Investment Companies," above.)

The foregoing limitations on restricted and illiquid securities do not apply to (1) commercial paper issued under Section 4(2) of the Securities Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act that are determined to be liquid by the applicable Adviser or money manager in accordance with guidelines approved by the Board. These guidelines adopted by the Board for the determination of liquidity of 144A securities take into account trading activity and the nature of the market for such securities, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holding of that security may be illiquid.

The expenses of registering restricted securities that are illiquid (excluding securities that may be resold by the Funds pursuant to Rule 144A under the Securities Act) may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

The Board has adopted guidelines and delegated to each Adviser and money manager the function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board, however, retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Risk Management and Other Special Investment Practices

A Fund may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Fund's investments or, in certain circumstances, for purposes of investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures, forward contracts and swaps. Positions in these financial instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked to market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Funds will comply with guidelines of the Securities and Exchange Commission ("SEC") regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to hold as segregated could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

Options and Futures. The Funds may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with a Fund's investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, a Fund may also use those instruments, provided that the Fund's Board determines that their use is consistent with the Fund's investment objectives, and provided that their use is consistent with any restrictions applicable to options and futures contracts currently eligible for use by the Fund.

To the extent applicable to their operations, the Funds, the Advisers and money managers have taken such action as may be necessary or advisable under applicable law and regulations to assure that the Funds are not deemed to be "commodity pools," the Advisers and money managers are not deemed to be "commodity pool operators" under the Commodity Exchange Act and the Funds, the Advisers and money managers are not subject to registration or regulation as such under the Commodity Exchange Act.

Options On Securities And Indexes. Each Fund, except as noted above, may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds' ability to hold illiquid securities. The Funds intend to purchase and write call and put options on specific securities.

Exchange listed options are issued by a regulated intermediary, such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in the money" (i.e., where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on the exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

Over-the-counter options ("OTC Options") are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through a direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The staff of the SEC takes the position that OTC Options and the assets used as "cover" for written OTC Options are illiquid.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of such option, the Fund will lose any premium paid for such option and any anticipated benefits of the transaction. Accordingly, a Fund's Adviser or money manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. A Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a short term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any NRSRO or, in the case of over-the-counter currency transactions, determined to be of equivalent credit by the Adviser or the money manager for the Fund.

An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in the specific security.

A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or employed as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.

A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are placed in a segregated account by the Fund's custodian ("Custodian")) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with the Custodian liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid assets in a segregated account with the Custodian. A put option on a security or an index is "covered" if the Fund maintains liquid assets equal to the exercise price in a segregated account with the Custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put is held (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in liquid assets in a segregated account with the Custodian.

If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long- or short-term depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.

To close out a position when writing covered options, a Fund may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a Fund may make a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short- or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or if no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

As the writer of a covered call option, a Fund foregoes, during the option's life, the opportunity to profit from the increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, a Fund retains a risk of loss should the price of the underlying security decline. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Options on Foreign Currencies. Steward Multi-Manager Equity Fund may buy and sell put and call options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with the Fund's investment objective and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts And Options On Futures Contracts. A Fund may invest in interest rate futures contracts, foreign currency futures contracts (Steward Multi-Manager Fund only) or securities index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over-the-counter. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index (such as the S&P 500) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. Examples of such contracts include: the S&P 500; the Russell 2000(R); the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; and three-month U.S. Treasury bills. It is expected that other futures contracts will be developed and traded in the future.

Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.

Each Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

A Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. (or, for Steward Multi-Manager Equity Fund, foreign) exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is "covered" or if the Fund at all times maintains with its custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is "covered." For a discussion of how to cover a written call or put option, see "Options on Securities and Indexes" above.

A Fund may enter into futures contracts and options on futures contracts for hedging or non-hedging purposes to effect investment transactions consistent with a Fund's investment objective and strategies. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. Additionally, a Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the Custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to- market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations on Use of Futures and Options on Futures Contracts. When purchasing a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price equal to or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in segregated assets).

When selling a call option on a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are in an amount equal to the total market value of the futures contract underlying the call option. Alternatively, the Fund may "cover" its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may "cover" the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is in the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures contracts or forward contracts. See "Taxation," below.

Risks Associated With Futures And Options On Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Index Swap Agreements. A Fund may enter into index swap agreements as an additional hedging strategy for cash reserves held by that Fund or to effect investment transactions consistent with the Fund's investment objective and strategies. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount" (i.e., a specified dollar amount that is hypothetically invested in a "basket" of securities representing a particular index).

Under most swap agreements entered into by the Funds, the parties' obligations are determined on a "net basis." Consequently, a Fund's obligations or rights under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of a Fund's portfolio. No Fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's total assets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for swap agreements is largely unregulated. The Funds will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines.

Foreign Currency Futures Contracts. Steward Multi-Manager Equity Fund is also permitted to enter into foreign currency futures contracts in accordance with its investment objectives and policies.

A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Steward Multi-Manager Equity Fund may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or to effect investment transactions consistent with the Fund's investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, the Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Fund may purchase a call or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency.

Forward Foreign Currency Exchange Transactions. Steward Multi-Manager Equity Fund may engage in forward foreign currency exchange contracts ("forward contracts") to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Fund's investment objectives and strategies. The Fund will conduct its forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency -- for example, to exchange a certain amount of US dollars for a certain amount of Japanese Yen -- at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. The Fund may, however, enter into forward contracts containing either or both deposit requirements and commissions. In order to assure that the Fund's forward contracts are not used to achieve investment leverage, the Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund's commitments with respect to these contracts. The Fund may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated. The Fund's dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. The Fund may not enter into a forward contract to sell a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Fund may enter into a forward contract to purchase a currency other than that held in the Fund's portfolios. If the Fund enters into a forward contract, liquid assets will be segregated in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities that are segregated declines, additional liquid assets will be segregated so that the value of the segregated liquid assets will equal the amount of the Fund's commitment with respect to the contract. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make deliver of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting contract, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell. There can be no assurance that new forward contracts or offsets will be available to the Fund.

Upon maturity of a forward contract, the Fund may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. The Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that the new forward contracts or offsets will always be available to the Fund.

The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward contracts limit the risk of loss due to a decline in the value of a hedged currency, they also limit any potential gain that might result should the value of the currency increase.

If a devaluation is generally anticipated, the Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. The Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code, for a given year.

Forward contracts are not regulated by the SEC. They are traded through financial institutions acting as market-makers. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

The market for forward contracts may be limited with respect to certain currencies. These factors will restrict the Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward contracts draws upon a money manager's special skills and experience with respect to such instruments and usually depends on the money manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the Fund is engaged in that strategy.

The Fund's ability to dispose of its positions in forward contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward contracts. Forward contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

Forward contracts are subject to the additional risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (5) lesser trading volume and (6) the failure of a perceived linkage between various currencies to persist throughout the duration of the contracts.

Additional Risks Of Options On Securities, Futures Contracts, Options On Futures Contracts, And Forward Contracts And Options Thereon. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

Hedging Strategies. Steward Multi-Manager Equity Fund may use equity or fixed income securities and derivatives such as index futures contracts, futures options, exchange traded and over-the-counter options and/or index or interest rate swaps as hedging strategies for cash reserves held by the Fund. For example, cash reserves are exposed to the performance of appropriate markets through the performance of index futures contracts. As a result, the Fund will realize gains or losses based on the performance of the appropriate market corresponding to the relevant indexes for which futures contracts have been purchased. Thus, the Fund's cash reserves will always be fully exposed to the performance of appropriate markets.

Steward Domestic All-Cap Equity Fund and Steward Multi-Manager Equity Fund may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.

Risks Associated with Hedging Strategies. There are certain investment risks in using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between the price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. Another risk is that a liquid secondary market may not exist for a futures contract, causing a Fund to be unable to close out the futures contract thereby affecting the Fund's hedging strategy.

In addition, for Steward Multi-Manager Equity Fund, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES

The policy of the Funds and their service providers is to protect the confidentiality of the Funds' portfolio holdings and to prevent the selective disclosure of non-public information about those holdings. The Funds' Board has adopted policies and procedures to implement this policy. These policies and procedures are designed to assure that any disclosure of information about Fund portfolio holdings is in the best interests of Fund shareholders and to address any conflicts that may exist between the interests of Fund shareholders and those of its service providers and their affiliates. Portfolio holding information may be disclosed only in accordance with these policies and procedures, with such exceptions as may be approved by the Funds' Chief Compliance Officer.

Each Fund is required by applicable regulations to report its complete portfolio holdings schedule quarterly with the SEC. The schedule is contained in annual and semi-annual reports on Form N-CSR filed for the second and fourth fiscal quarters and in reports filed on Form N-Q for the first and third fiscal quarters. These filings may be viewed on the SEC's website. Following or simultaneously with the filing of these reports, which must be filed within 60 days of the close of each fiscal quarter of the Funds and are as of the close of each such quarter, the Funds may make public a summary or list of completed purchases and sales ("trade commentary").

Although they do not currently do so, the Funds' policies and procedures would permit them to provide non-public portfolio holdings information to certain mutual fund evaluation services, such as Standard & Poor's, Morningstar or Lipper Analytical Services and to due diligence departments of broker-dealers and wirehouses that regularly develop analyses of mutual fund data which they make publicly available. Any disclosures of non-public information about Fund portfolio holdings will permitted only if approved in advance by a Fund's Chief Compliance Officer. A Fund may provide this information to such organizations before it is filed with the SEC or otherwise made public, provided (i) the organization agrees not to distribute the holdings information or analyses based on that information to persons who are likely to use the information to trade Fund shares before the holdings information or analyses are made public, and (ii) the organization signs a confidentiality agreement with respect to the Fund's information. Subject to similar appropriate confidentiality agreements and trading restrictions, a Fund may, for legitimate business purposes, make non-public disclosure of its holdings under other limited circumstances to other persons -- for example, in the event of a merger or retention of a new adviser or sub-adviser. Nothing in the Funds' policies prevents disclosure of portfolio holdings information that may be required by applicable law or regulation.

If approved by the Fund's Chief Compliance Officer, a Fund or its authorized service provider may distribute the following information concerning the Fund's portfolio before information is publicly disclosed in SEC filings, if the information, or information on the Fund's holdings from which the information is derived, has been otherwise publicly disclosed: (a) information on the Fund's top ten holdings and their aggregate percentage in the Fund's portfolio, and (b) information on sectors represented in the Fund's portfolio and the percentage of the portfolio represented by each sector.

A Fund or its authorized service provider may at any time distribute other analytical data that does not identify any specific portfolio holding.

An Adviser's or money manager's trading desk may periodically distribute lists of investments held by its clients (including a Fund) to facilitate efficient trading of those investments and receipt of relevant research. An Adviser or money manager may also periodically distribute a list of issuers and securities that are covered by its research department as of a particular date, which may include securities held by a Fund or that are under consideration for a Fund. The list will not, however, indicate that the Fund owns or may own any security and will not identify Fund position sizes.

Whenever disclosure of portfolio holdings pursuant to the Funds' policies and procedures would involve a conflict of interest between a Fund's shareholders and the Fund's investment adviser or a Fund's Money Manager, distributor or any affiliated person of the Fund, its investment adviser, Money Manager, or its distributor, such disclosure may not be made without the approval of a majority of the Fund's independent directors upon a determination that the arrangement is in the best interest of the Fund's shareholders. Neither a Fund nor its investment adviser, Money Manager, distributor or any affiliated person of a Fund, its investment adviser, Money Manager or distributor may enter into any arrangement to receive compensation or benefit of any kind for the disclosure of Fund portfolio holdings information.

The Funds' Chief Compliance Officer is responsible for monitoring compliance with the Funds' portfolio holdings disclosure policies and procedures and may request certifications from persons who have access to this information that their use of the information complies with the policies and with the terms of any applicable Confidentiality Agreement. The Chief Compliance Officer will report material violations to the Board, which will determine appropriate corrective action. The Board will review the Funds' portfolio holdings disclosure policies and procedures at least annually to determine their continuing adequacy and that they continue to be in the best interests of the Funds and their shareholders.

The Board may impose additional restrictions on dissemination of information about a Fund's portfolio holdings. A Fund's policies and procedures regarding disclosure of fund portfolio holdings may be waived, or exceptions permitted, only with consent of the Fund's Chief Compliance Officer upon a determination that such waiver is consistent with best interests of the Fund and its shareholders. If a proposed disclosure would involve a conflict of interest with the Fund's investment adviser or distributor, or an affiliate of the Fund, its investment adviser or distributor, approval by a majority of the Fund's independent trustees is required.

INVESTMENT RESTRICTIONS

The Funds are subject to investment restrictions designed to reflect their cultural values screening policies. In addition, each Fund has adopted the following investment restrictions, which are fundamental policies of the Fund (except as otherwise noted) and may not be changed without approval by vote of a majority of the outstanding shares of that Fund. For this purpose such a majority vote means the lesser of (1) 67% or more of the voting securities present at an annual or special meeting of shareholders, if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

As a fundamental policy, each Fund has elected to be qualified as a diversified series of the Company.

Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund may not:

1. borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4. engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5. purchase or sell real estate, which does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

6. purchase physical commodities or contracts relating to physical commodities;

7. make loans to other persons, except (i) loans of portfolio securities: and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans.

Steward Multi-Manager Equity Fund may not:

8. borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

9. issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

10. concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies;

11. engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities or when selling its own shares;

12. purchase or sell real estate, which does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

13. purchase physical commodities or contracts relating to physical commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts;

14. make loans to other persons, except (i) loans of portfolio securities; (ii) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies; (iii) to the extent the entry into a repurchase agreement is deemed to be a loan; or (iv) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

A Fund's classification as a diversified series means, under currently applicable law, that at least 75% of the value of the Fund's assets will be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities with respect to which the Fund will make no investment that would (a) cause more than 5% of its assets to be invested in the securities of a single issuer or (b) cause it to own more than 10% of the voting securities of a single issuer.

With respect to the foregoing restrictions regarding senior securities, borrowing and concentrating investments, the 1940 Act and regulatory interpretations of relevant provisions of that Act establish the following general limits. Open-end registered investment companies such as the Funds, are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. The Company is, however, permitted to issue separate series of shares (each Fund is a series of the Company) and to divide those series into separate classes. (Each of the Individual Class and Institutional Class is such a separate class.) The Funds have no intention to issue senior securities, except that the Company may issue its shares in separate series and divide those series into classes of shares. Although borrowings could be deemed to be senior securities, each Fund is permitted to borrow from a bank, provided that immediately after any such borrowing there is an asset coverage of at least 300 per cent for all borrowings by the Fund, and in the event such asset coverage falls below 300 per cent, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer time as the SEC may prescribe, reduce the amount of its borrowings so that asset coverage for such borrowings shall be at least 300 percent. The 1940 Act also permits a Fund to borrow for temporary purposes only in an amount not exceeding 5 per cent of the value of its total assets at the time when the loan is made. (A borrowing shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.) The SEC has indicated, however, that certain types of transactions, which could be deemed "borrowings" (such as firm commitment agreements and reverse repurchase agreements), are permissible if a Fund "covers" the agreements by establishing and maintaining segregated accounts. With respect to concentration, the SEC staff takes the position that investment of 25% or more of a Fund's total assets in any one industry or group of industries represents concentration.

With respect to the foregoing restrictions on making loans, a Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of its total assets. A Fund may invest without limit in repurchase agreements to the extent consistent with its investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemptive order from the SEC.

A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's investment objective and principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities the Fund's Adviser believes to be consistent with the Fund's best interests. During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

PERFORMANCE AND YIELD INFORMATION

Performance and yield calculations are based on past performance and are not a guarantee of future results. A more detailed description of the methods used to determine the Funds' average annual total return, total return yield and effective yield follows.

The Funds may from time to time include figures indicating total return or average annual total return in advertisements or reports to shareholders or prospective investors. Average annual total return and total return figures are calculated for each class of shares and represent the increase (or decrease) in the value of an investment in a class of shares of a Fund over a specified period. Both calculations assume that all income dividends and capital gain distributions during the period are reinvested at net asset value in additional shares of that class. Quotations of the average annual total return reflect the deduction of a proportional share of the Fund and class expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the particular class of shares of the Fund over a period of 1, 3, 5 and 10 years (or life of the Fund or class) ending on the most recent calendar quarter. Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations.

The Steward Select Bond Fund quotations of the Fund's yield and effective yield may be included along with total return or average annual total return calculations in advertisements or reports to shareholders or prospective investors. Both yield figures are based on the historical performance of a class of shares of the Fund and show the performance of a hypothetical investment. Yield refers to the net investment income generated by a Fund's portfolio with respect to a particular class of shares over a specified seven-day period. This income is then annualized. That is, the amount of income generated with respect to that class of shares during that week is assumed to be generated during each week over a 52-week period and is shown as a percentage. The effective yield is expressed similarly but, when annualized, the income earned by an investment in a particular class of shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment. Yield and effective yield for a class of shares of a Fund will vary based upon, among other things, changes in market conditions, the level of interest rates and the level of expenses borne by the class.

Quotations of yield for each class of shares of the Fund will be based on the investment income per share earned during a particular 30-day period, less expenses accrued with respect to that class during the period ("net investment income"), and will be computed by dividing net investment income for the class by the maximum offering price per share of that class on the last day of the period, according to the following formula:

YIELD = 2[(a-b + 1)6-1]/cd

Where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share of the class on the last day of the period.

The 30-day yield for the period ended April 30, 2005 was as follows:

Steward Select Bond Fund Individual Class:	3.24%
Steward Select Bond Institutional Class:	3.48%

Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in a class of shares of a Fund over a specified period. Both calculations assume that all income dividends and capital gains distributions during the period are reinvested at net asset value in additional shares of the class.

Quotations of the average annual total return reflect the deduction of a proportional share of class expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the particular class of shares of the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter, or the life of the Fund or class, calculated pursuant to the following formula:

P(1 + T)[n] = ERV
Where P =	a hypothetical initial payment of $1,000,
T =	the average annual total return,
n =	the number of years, and
ERV =	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations of a class of shares. Total return is based on past performance and is not a guarantee of future results.

Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's ("S&P") 500 Index, the S&P 1500 Supercomposite Index, the Russell 1000(R) Index, the Russell 3000(R), the Dow Jones Industrial Average ("DJIA"), the Lehman Brothers Aggregate Bond Index or other appropriate unmanaged indices of performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Performance information for the Funds reflects only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Performance information should be considered in light of each Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of a Fund's future performance.

DIRECTORS AND EXECUTIVE OFFICERS

The directors provide overall supervision of the affairs of the Funds. The Funds' directors and executive officers, and their principal occupations for the last five years, are listed below. All persons named as directors also serve in similar capacities for other mutual funds sponsored by CAMCO, as indicated below.

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director

Interested Director

Edward L. Jaroski* ** 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 58	Director, President & Chairman of the Board	From 2000	President and Director of Capstone Asset Management Company; President and Director of Capstone Asset Planning Company and Capstone Financial Services, Inc.	3	None

Independent Directors

John R. Parker 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 59	Director	From 2000	Self-employed Investor; Consultant	3	None

Bernard J. Vaughan 200 N. Wynnewood Avenue #A-112 Wynnewood, PA 19096 Age: 76	Director	From 2000	Retired	3	None

John M. Briggs 435 Williams Road Wynnewoood, PA 19096-1632 Age: 54	Director	From 2005	Treasurer, Susan G. Komen Foundation - Philadelphia affiliate; Partner, Briggs Bunting and Dougherty, LLP (May 1997 - December 2004)	3	Director-Healthcare Services Group, Inc.

James F. Leary 15851 N. Dallas Parkway #500 Addison, TX 75001 Age: 75	Director	From 2000	Financial Consultant; Managing Director of Benefit Capital Southwest	3	Director-Prospect Street High Income Fund and Prospect Street Income Fund; Director-Associated Materials, Inc. (1988-2001); Director-Pacesetter Capital Group

Leonard B. Melley, Jr. ** 6216 Yadkin Road Fayetteville, NC 28303 Age: 45	Director	From 2001	CEO/President of Freedom Stores, Inc.	3	None

Executive Officers

Dan E. Watson 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 56	Executive Vice President	From 2000	Executive Vice President and Portfolio Manager of Capstone Asset Management Company & Capstone Financial Services, Inc.; Officer of other Capstone Funds	N/A	None

Howard S. Potter 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 54	Sr. Vice President	From 2000	Executive Vice President and Portfolio Manager of Capstone Asset Management Company and Capstone Financial Services, Inc.; Officer of other Capstone Funds	N/A	None

John R. Wolf 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 43	Sr. Vice President	From 2000	Sr. Vice President/Portfolio Manager of Capstone Asset Management Company; Officer of other Capstone Funds	N/A	None

Richard A. Nunn 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 59	Sr. Vice President, Secretary, Principal Financial Accounting Officer and Chief Compliance Officer	From 2004	Senior Vice President and Chief Compliance Officer of Capstone Asset Management Company and Capstone Asset Planning Company; Officer of other Capstone Funds	N/A	None

Kimberly A. Wallis 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 38	Asst. Vice President Compliance	From 2004	Asst. Vice President Compliance, Capstone Asset Management Company and Capstone Asset Planning Company; Officer of other Capstone Funds	N/A	None

Carla Homer 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 46	Treasurer	From 2004	Treasurer of Capstone Asset Management Company; Officer of other Capstone Funds	N/A	None

Alaina V. Metz 3435 Stelzer Road Columbus, Ohio 43219 Age: 39	Asst. Secretary	From 2004	Vice President, Regulatory Services, BISYS Fund Services; Officer of other Capstone Funds	N/A	None
*	Mr. Jaroski is an "interested person" of the Steward Group of Mutual Funds, as defined in the Investment Company Act of 1940, as amended, because of his position with CAMCO and the Distributor.
**	Mr. Melley is married to the sister of Mr. Jaroski's wife.

The Funds have four committees that report to the Board of Directors. Two of these committees, the Audit Committee and the Nominating/Corporate Governance Committee, are comprised exclusively of independent directors. Each of the Valuation and Investment Review Committee and the Compliance Committee is comprised exclusively of members of the Board. Following is a description of each of the committees:

Audit Committee - The purpose of this Committee is to oversee the accounting and financial reporting policies and practices and internal controls of the Funds, and, as appropriate, the internal controls of certain service providers to the Funds; to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; and to act as a liaison between the Funds' independent auditors and the full Boards. The Committee approves the appointment and compensation of the Funds' auditors and evaluates their independence. It also pre-approves audit and non-audit services provided to the Funds and non-audit services provided to certain service providers by the auditor. The Committee is composed entirely of independent members of the Board of Directors of the Funds. Current Committee members are: Leonard B. Melley, Chairman; Bernard J. Vaughan, John R. Parker, and James F. Leary. The Committee met four (4) times during the fiscal year ended April 30, 2005.

Compliance Committee - The purpose of this Committee is to oversee management's implementation of internal controls and procedures relating to investment management and trading, sales and service, administration and pricing and regulatory procedures. Current Committee members are: James F. Leary, Chairman; Edward L. Jaroski, John R. Parker, Leonard Melley and Bernard J. Vaughan. The Committee met four (4) times during the fiscal year ended April 30, 2005.

Nominating/Corporate Governance - The purpose of this Committee is to select and nominate independent directors to the Board, to nominate members for other Board Committees, and to evaluate and enhance the effectiveness of the Board in its role in governing the Funds and overseeing the management of the Funds. The Committee is composed entirely of independent members of the Board of the Funds. Current Committee members are: Bernard J. Vaughan, Chairman; John R. Parker, Leonard B. Melley and James F. Leary. The Committee met four (4) times during the fiscal year ended April 30, 2005. The Committee will not consider nominees recommended by shareholders.

Valuation and Investment Review Committee - The purpose of this Committee is to oversee management's implementation of internal controls and procedures relating to the valuations placed on the securities of the Funds, to review and confirm the implementation of changes intended to improve performance, and to evaluate fund performance. Current Committee members are: John R. Parker, Chairman; Edward L. Jaroski, Leonard B. Melley, James F. Leary and Bernard J. Vaughan. The Committee met four (4) times during the fiscal year ended April 30, 2005.

The following table provides information about the directors' ownership of securities in the Funds and in the total fund complex.

Directors	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Director/Trustee in Capstone Family of Funds
Interested Director:
Edward L. Jaroski	Domestic All-Cap Equity Fund - over $100,000 Select Bond Fund - $50,001 - $100,000	over $100,000
Independent Directors:
Bernard J. Vaughan	Domestic All-Cap Equity Fund $1 - $10,000	$50,001 - $100,000
John M. Briggs	None	None
James F. Leary	None	$1 - $10,000
Leonard B. Melley, Jr.	None	$50,001 - $100,000
John R. Parker	Domestic All-Cap Equity Fund $1 - $10,000	$1 - $10,000

*	Information provided as of August 29, 2005.

As of August 29, 2005, the Independent Directors, and/or any of their immediate family members, did not own any securities issued by CAMCO, FRIMCo, any money manager or the Funds' principal underwriter or any company controlling, controlled by or under common control with those entities.

The directors and officers of the Funds as a group own less than one percent of the outstanding shares of any Fund. Each independent director serves as a director or trustee on the boards of two other registered investment companies comprising the Capstone Complex of Mutual Funds ("Capstone Funds Complex"). The independent directors/trustees are entitled to $2,000 per meeting attended and are paid an annual retainer of $7,000. In addition, each independent director/trustee is paid $500 per committee for serving on four (4) committees. The Lead Director is paid additional $2,000 for serving the Capstone Funds complex. All fees received by the directors/trustees are allocated among the Capstone Funds Complex based on net assets. The directors/trustees and officers of the Capstone Funds are also reimbursed for expenses incurred in attending meetings of the Boards of Directors/Trustees.

The following table represents the compensation received by the independent directors/trustees during fiscal 2005 from the Capstone Funds complex.

Name of Person, Position	Aggregate Compensation from Funds(3)(4)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors/Trustees
James F. Leary, Director/Trustee(1)(2)	$1,400	$0	$0	$19,000
John R. Parker, Director/Trustee(1)(2)	$1,400	$0	$0	$17,000
Bernard J. Vaughan, Director/Trustee(1)(2)	$1,400	$0	$0	$17,000
Leonard B. Melley, Director/Trustee(1)(2)	$1,400	$0	$0	$17,000

(1)	Director of Steward Funds, Inc. ("SFI")
(2)	Director of Capstone Series Fund Inc. ("CSFI")
(3)

Compensation received by Independent Directors is allocated among the Capstone Fund Complex on which such directors serves based on net assets. The Capstone Fund Complex consists of SFI and CSFI. CSFI has only one portfolio. As of April 30, 2005, SFI had two operating portfolios.

(4)	John M. Briggs did not serve as a Director/Trustee for any fund in the Fund Complex in the year ended April 30, 2005.

Control Persons and Principal Holders of Securities

The following table sets forth information concerning each person who, to the knowledge of the Funds, owned beneficially or of record more than five percent of each Fund's common stock as of August 26, 2005.

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder

Steward Domestic All-Cap Equity Fund

Individual Class

National Investor Services Corp. 55 Water Street, 32nd Floor New York, NY 10041-3299	82,379.018	56.67%

Brybank & Co. 1111 Briarcrest Drive Bryan, TX 77802	7,947.482	5.47%

Gulf States Conference of SDA Endowment P.O. Box 240249 Montgomery, AL 36124-0249	7,788.627	5.36%

Institutional Class

National Financial Services Corp. The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center New York, NY 10281	1,986,268.445	70.13%
NAD General Conf. Corp. of Seventh Day Adventists NAD-SDA 12501 Old Columbia Pike Silver Spring, MD 20904-6600	171,210.836	6.05%

Steward Select Bond Fund

Individual Class

National Investor Services Corp. 55 Water Street, 32nd Floor New York, NY 10041-3299	26,724.288	22.74%

Institutional Class

National Financial Services Corp. The Exclusive Benefit of our Customers 200 Liberty Street One World Financial Center New York, NY 10281	4,014,007.216	93.15%

Advisers, Money Managers and Administrator

Pursuant to the terms of an investment advisory agreement effective October 1, 2004, ("CAMCO Agreement") the Company employs CAMCO, to furnish investment advisory services for Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund. CAMCO was formed in 1982 as a wholly-owned subsidiary of Capstone Financial Services, Inc. CAMCO is located at 5847 San Felipe, Suite 4100, Houston, Texas 77057. CAMCO provides investment management services to pension and profit sharing accounts, corporations and individuals, and serves as investment adviser and/or administrator to five registered investment company portfolios. CAMCO manages nearly $3.0 billion in assets.

The CAMCO Agreement provides CAMCO shall have full discretion to manage the assets of Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund in accordance with their respective investment objectives and policies and the terms of the Articles of Incorporation. CAMCO is authorized, with the consent of the directors, to engage money managers for the Funds, although it does not currently do so. CAMCO has sole authority to select broker-dealers to execute transactions for Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund, subject to the reserved authority of the directors to designate particular broker-dealers for this purpose. CAMCO will vote proxies on portfolio securities of Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund, subject to any guidelines that may be established by the directors.

For its services, CAMCO receives investment advisory fees monthly, in arrears, from Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund at the following annual rates, which are applied to the aggregate average daily net assets of each Fund.

Annual Fee rate as a percentage of average daily net assets:

Steward Domestic All-Cap Equity Fund	Steward Select Bond Fund
0.15% of the first $500 million	0.25 % of the first $500 million
0.125% of the next $500 million	0.20% of the next $500 million
0.10% of assets over $1 billion	0.175% of assets over $1 billion

Pursuant to the CAMCO Agreement, CAMCO pays the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Company (including the Company's share of payroll taxes), except expenses of travel to attend meetings of the Company's Board or committees or advisers to the Board. CAMCO also agrees to make available, without expense to the Company, the services of its directors, officers and employees who serve as officers of the Company.

The CAMCO Agreement provides that CAMCO shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of CAMCO in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the CAMCO Agreement, and that CAMCO shall not be liable for the acts of third parties.

The Company employs FRIMCo as investment adviser to Steward Multi-Manager Equity Fund ("MME Fund") pursuant to an advisory agreement dated December 27, 2005 ("FRIMCo Agreement"). The FRIMCo Agreement provides that FRIMCo will have general supervisory responsibility for the general management of MME Fund's assets and for development of investment programs and strategies for MME Fund. FRIMCo will research and evaluate money managers for appointment by the Board, will determine the allocation of MME Fund assets among money managers from time to time and will monitor and evaluate the investment performance of each money manager employed by the Company, recommending changes or additions where appropriate. FRIMCo may manage a portion of MME Fund's assets directly. FRIMCo will not be responsible or liable for the investment merits of any decision by a money manager to purchase, hold, or sell a security for MME Fund. The FRIMCo Agreement provides that FRIMCo may use research and other resources of its parent company, Frank Russell Company, at no extra cost to MME Fund. The FRIMCo Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the FRIMCo Agreement or on the part of FRIMCo or its corporate affiliates, FRIMCo and its corporate affiliates shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services under the FRIMCo Agreement or for any losses that may be sustained in the purchases, holding, or sale of any security. For its services under the FRIMCo Agreement, FRIMCo receives an annual management fee, accrued daily at the rate of 1/365th and payable following the last day of each month, equal to 0.55% of the Fund's average daily net assets during the month. Out of this fee, FRIMCo pays fees of the money managers.

The following money managers, each of which is unaffiliated with the Company, FRIMCo, and CAMCO, have been retained to manage portions of MME Fund's assets, pursuant to Portfolio Management Contracts:

Alliance Capital Management, L.P., which acts as money manager to MME Fund through its Bernstein Investment Research and Management Unit - 1345 Avenue of the Americas, New York, NY 10105

Ark Asset Management Co., Inc. - 125 Broad Street, New York, NY 10004

Jacobs Levy Equity Management, Inc. - 100 Campus Drive, P.O. Box 0650, Florham Park, NJ 07932-0650

Lord, Abbett & Company - 90 Hudson Street, Jersey City, NJ 07302-3973

MFS Investment Management, Inc. - 500 Boylston Street, Boston, MA 02116

The CAMCO Agreement was initially approved by unanimous votes of the Board, and of the directors who are not interested persons, at a meeting held May 19, 2004, and the continuation of the CAMCO Agreement was approved by unanimous votes of the Board, and of the directors who are not interested persons at a meeting held March 1, 2005. The FRIMCo Agreement and the Portfolio Management Contracts with each money manager were considered by the Board at its May 19, 2004 and November 16, 2004 meetings and were approved by unanimous votes of the Board, and of the directors who are not interested persons, at a meeting held March 1, 2005, to take effect upon the effectiveness of the registration of MME Fund. In connection with approving each of these agreements ("Agreements"), the directors reviewed with counsel information provided by CAMCO, FRIMCo and each money manager concerning its proposed advisory services to the respective Funds. The directors reviewed materials concerning the Funds' anticipated expenses, including advisory fee and money manager fee rates, for the Funds and comparable funds or services. They also reviewed procedures for overseeing the Funds' other service providers and FRIMCo's procedures for overseeing the activities of the money managers, including performance review, arrangements for voting of proxies on MME Fund portfolio securities and allocation of MME Fund portfolio brokerage. The directors considered various potential sources of other compensation to CAMCO, FRIMCo, the money managers and their affiliates attributable to their relationship with the Funds, including the receipt of administration fees by CAMCO pursuant to an administration agreement with the Company, the receipt of distribution fees by the Funds' Distributor, an affiliate of CAMCO, and the potential receipt of brokerage commissions from MME Fund by Russell Funds Distributors. In determining to approve the Agreements, the directors noted the reasonableness and fairness of the proposed advisory fees and of overall anticipated Fund expenses relative to other investment companies deemed comparable.

Each Agreement will remain in effect for an initial period up to two years, and thereafter from year to year, provided the renewal of an Agreement as to a Fund is specifically approved (a) by the Fund's Board or by vote of a majority of the Fund's outstanding voting securities, and (b) by the affirmative vote of a majority of the directors who are not parties to the Agreement or interested persons of any such party, by votes cast in person at a meeting called for such purpose. Each Agreement may be terminated as to a Fund (a) at any time without penalty by the Fund upon the vote of a majority of the directors or, by vote of the majority of that Fund's outstanding voting securities, upon 60 days' written notice to the applicable Adviser or money manager or (b) by the applicable Adviser or money manager at any time without penalty, upon 90 days' written notice to the Fund. Each such Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). The Portfolio Management Contracts may be terminated at any time without penalty by FRIMCo or the Company or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), or by the respective money managers upon 30 days' notice to FRIMCo.

Portfolio Managers and Money Managers

Steward Multi-Manager Equity Fund

The portfolio manager of MME Fund is Stephen W. Skatrud. Mr. Skatrud oversees the Fund's money managers and has primary responsibility for the management of the Fund. He is compensated by FRIMCo with salaries, bonuses (paid in cash), profit sharing contributions and a long-term incentive plan. Salaries are fixed annually and are driven by the market place. Bonuses are based on the performance of accounts for which Mr. Skatrud acts as portfolio manager, including MME Fund and the accounts he manages for other mutual funds for whom FRIMCo acts as investment adviser (the "Accounts")). The bonuses are calculated with respect to the previous fiscal year's pre-tax performance of the Accounts, which performance is measured both quantitatively (evaluated based on the performance of the Accounts versus relevant market indexes and peer groups, with both 1 and 3-year horizons included) and qualitatively (evaluated based on the quality of decisions made by Mr. Skatrud for the Accounts and his contributions to FRIMCo's client services efforts and improvement of FRIMCo's investment process). Bonus determinations are made based on performance of all Accounts managed by Mr. Skatrud taking into consideration the number of Accounts and the assets under management in each fund comprising the Accounts. The market indexeand peer group averages that may be used to evaluate the performance of the Fund are the Russell 3000(R) Index and Lipper, respectively.

The FRIMCo asset class director responsible for the Accounts managed by Mr. Skatrud conducts Mr. Skatrud's evaluations. Salary and bonus recommendations of the asset class directors are reviewed by the FRIMCo's regional chief investment officers. The Frank Russell Company ("Russell," which is FRIMCo's parent company) compensation committee approves salaries and bonuses after the regional chief investment officers' recommendations have been reviewed by FRIMCo's Chief Investment Officer.

Profit-sharing contributions are made quarterly and are calculated as a percentage of Mr. Skatrud's salary. The percentage is fixed and is the same for all FRIMCo employees who receive profit-sharing contributions.

The long-term incentive plan provides for future cash payments the value of which is tied to Russell's financial performance. Awards under the long-term incentive plan are based on perceived expected future contribution to the success of Russell. The assessment of expected future contribution is qualitative in nature and is determined by Mr. Skatrud's manager and approved by FRIMCo senior executives.

If Mr. Skatrud earns more than a specified amount of cash compensation (salary plus bonus), he is eligible to participate in the deferred compensation plan which allows him to elect to defer a portion of her/his cash compensation. Deferred amounts earn the return of certain Russell Investment Funds selected by Mr. Skatrud. The following table sets forth the portfolio manager's ownership of equity securities of MME Fund as of November [__], 2005:

Portfolio Manager	Dollar Range of Equity Securities in the Fund beneficially owned by the Portfolio Manager

Stephen W. Skatrud	None

The following table sets forth other accounts managed by MME Fund's portfolio manager's and assets under management in such accounts as of April 30, 2005:

Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Stephen W. Skatrud	3	$689	3	$956.3	0*	0	$1,645.3
*	Does not include 1,742 accounts that are part of the Managed Account Strategies Separately Managed Account Program (formerly named Russell Managed Portfolios), a program sponsored by FRIMCo. Mr. Skatrud does not exercise investment discretion over these accounts.

Money Managers for the Steward Multi-Manager Equity Fund

MME Fund's money managers are not affiliates of Steward Funds, Inc., its affiliated persons or FRIMCo other than as discretionary managers for all or a portion of the Fund's portfolio. Some money managers (and their affiliates) may effect brokerage transactions for the Fund. (See "Portfolio Transactions and Brokerage," below.) Money managers may serve as advisors or discretionary managers for Frank Russell Trust Company (a wholly owned subsidiary of Russell), other investment vehicles sponsored or advised by Russell, FRIMCo or their affiliates, other consulting clients of Russell, other off-shore vehicles and/or for accounts which have no business relationship with Russell and its affiliates.

From its advisory fees, FRIMCo, as agent for the Fund, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the money manager. No amounts have been paid to date to the money managers for services rendered by FRIMCo on behalf of the Fund, as the Fund has not commenced operations to date.

Each money manager has agreed that it will look only to FRIMCo for the payment of the money manager's fee, after the Fund has paid FRIMCo. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may receive investment research prepared by Russell as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Fund through broker-dealer affiliates.

Steward Domestic All-Cap Equity Fund

The principal portfolio manager of the Steward Domestic All-Cap Equity Fund is Dan Watson. Mr. Watson is also a principal portfolio manager for the Capstone Growth Fund, as well as for 36 private accounts managed by CAMCO. Total other fund and private account assets managed by Mr. Watson as of April 30, 2005 are $42,577,296 and $197,105,339 respectively. Mr. John Wolf, secondary portfolio manager for the Fund, is also a principal portfolio manager for 24 private accounts managed by CAMCO. Total private account assets managed by Mr. Wolf as of April 30, 2005 are $964,587,299. None of these accounts has a performance-based advisory fee. Due to the nature of the Fund's investments, no material conflicts of interest arise by virtue of the fact that Mr. Watson manages another fund and other private accounts, as described above, in addition to the Fund. For both Mr. Watson and Mr. Wolf, compensation derives 75% from base salary and 25% from CAMCO's profit sharing plan. The following table sets forth the portfolio managers' ownership of equity securities of the Fund as of August 29, 2005:

Portfolio Manager	Dollar Range of Equity Securities in the Fund beneficially owned by the Portfolio Manager

Dan Watson	$100,001 - $500,000

John Wolf	$100,001 - $500,000

Steward Select Bond Fund

The principal portfolio manager of the Steward Select Bond Fund is Edward Jaroski. Mr. Jaroski is also a principal portfolio manager for 36 private accounts managed by CAMCO. Total private account assets managed by Mr. Jaroski as of April 30, 2005 are $585,048,029. Mr. Howard Potter, secondary portfolio manager for the Fund, is also a principal portfolio manager for 45 private accounts managed by CAMCO. Total private account assets managed by Mr. Potter as of April 30, 2005 are $244,470,711. None of these accounts has a performance-based advisory fee. Due to the nature of the Fund's investments, no material conflicts of interest arise by virtue of the fact that each portfolio manager manages other private accounts, as described above, in addition to the Fund. For both Mr. Jaroski and Mr. Potter, compensation derives 75% from base salary and 25% from CAMCO's profit sharing plan. The following table sets forth the portfolio managers' ownership of equity securities of the Fund as of August 29, 2005:

Portfolio Manager	Dollar Range of Equity Securities in the Fund beneficially owned by the Portfolio Manager

Edward L. Jaroski	$50,001 - $100,000

Howard Potter	$10,001 - $50,000

Administration and Master Services Agreements

Pursuant to an Administration Agreement effective October 1, 2004 as to Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund and December 27, 2005 as to Steward Multi-Manager Equity Fund, CAMCO supervises all aspects of the Funds' day-to-day operations. It oversees the performance of administrative and professional services to the Funds by others; provides office facilities; prepares reports to shareholders and the SEC; and provides personnel for supervisory, administrative and clerical functions. Except as noted below, the costs of these services are borne by CAMCO. For these services, each Fund will pay to CAMCO a fee, calculated daily and payable monthly in arrears, equal to an annual rate of 0.075% of the first $500 million of the Fund's average daily net assets and 0.06% on the next $500 million of such assets and 0.05% on such assets above $1.0 billion.

Pursuant to a master services agreement with the Registrant, BISYS Fund Services Ohio, Inc. ("BISYS") provides transfer agency, fund accounting, financial administration and certain other services to each Fund. Since inception on October 1, 2004 to April 30, 2005, the Steward Domestic All-Cap Equity Fund has paid $85,673 in compensation to BISYS for such services, and the Steward Select Bond Fund has paid $60,328 in compensation to BISYS for such services.

Expenses

Each Fund and class pays all of its expenses and its allocated share of Company expenses not borne by CAMCO pursuant to the Administration Agreement including such expenses as (i) advisory and administrative fees, (ii) fees under the Service and Distribution Plan (see "Distributor," below), (iii) fees for legal, auditing, fund accounting, transfer agent, state filings, dividend disbursing, and custodian services, (iv) the expenses of issue, repurchase, or redemption of shares, (v) interest, taxes and brokerage commissions, (vi) membership dues in the Investment Company Institute allocable to the Company, (vii) the cost of reports and notices to shareholders, and (viii) fees to directors and salaries of any officers or employees who are not affiliated with the Advisers or Administrator, if any.

The expenses allocable to each Fund and each class of shares are accrued daily and are deducted from total income before dividends are paid. Fund expenses, as well as a Fund's share of Company expenses, are generally allocated between classes based on their respective net asset values. Individual Class and Institutional Class expenses pursuant to the Service and Distribution Plan (see "Distributor," below) are borne by Individual Class and Institutional Class shares, respectively, and the directors may determine that other expenses are specific to a particular class and should be allocated to that class.

Distributor

Capstone Asset Planning Company (the "Distributor"), 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as the principal underwriter of the Funds' shares pursuant to a written agreement with the Company effective April 17, 2000, as amended at a meeting held May 19, 2004 (the "Distribution Agreement"). The Distributor has the exclusive right (except for distributions of shares directly by the Company) to distribute shares of the Funds in a continuous offering through affiliated and unaffiliated dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. Except to the extent otherwise permitted by the Service and Distribution Plan (see below), the Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising.

Edward L. Jaroski is President and a director of the Company and is President and a director of CAMCO and of the Distributor. Certain other officers of the Company are also officers of CAMCO, the Distributor, and their parent, Capstone Financial Services.

The Distribution Agreement shall continue for an initial two-year term and is renewable from year to year if approved in each case (a) by the Company's Board or by a vote of a majority of the Funds' outstanding voting securities and (b) by the affirmative vote of a majority of directors who are not parties to the Distribution Agreement or interested persons of any party, by vote cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

The Company has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act for each Fund's Individual Class shares, which permits each Fund to compensate the Distributor for its services in connection with the distribution of its Individual Class shares and the provision of certain services to Individual Class shareholders. These services include, but are not limited to, the payment of compensation to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, "Service Organizations") to obtain various distribution-related and/or administrative services for the Funds. These services also include, among other things, processing new shareholder account applications, preparing and electronically transmitting to the Funds' Transfer Agent information regarding all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Funds. In addition, the Plan authorizes Individual Class shares of each Fund to bear the cost of preparing, printing and distributing Fund prospectuses and Statements of Additional Information to prospective Individual Class investors and of implementing and operating the Plan.

Under the Plan, payments are made to the Distributor at an annual rate of 0.25% of the average net assets of Individual Class shares of each Fund. Subject to these limits, the Distributor may reallow amounts up to 0.25% of Individual Class net assets to Service Organizations (which may include the Distributor itself), such reallowances to be at an annual rate of 0.25% based on the average net asset value of Individual Class shares of that Fund held by shareholders for whom the Service Organization provides services. Any remaining amounts not so allocated will be retained by the Distributor. The Distributor collects the fees under the Plan on a monthly basis.

Rule 12b-1 requires that the Plan and related agreements have been approved by a vote of the Company's Board and by a vote of the directors who are not "interested persons" of the Company as defined under the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the "Plan Directors"). The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved at least annually by a majority of the directors, including a majority of the Plan Directors. In determining whether to adopt or continue the Plan, the directors must request and evaluate information they believe is reasonably necessary to make an informed determination of whether the Plan and related agreements should be implemented, and must conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit each Fund and the shareholders of each class. Any change in the Plan that would materially increase the distribution expenses to be paid by a class requires approval by shareholders of the affected class, but otherwise, the Plan may be amended by the directors, including a majority of the Plan Directors.

As required by Rule 12b-1, the directors will review quarterly reports prepared by the Distributor on the amounts expended and the purposes for the expenditures. The Plan and related agreements may be terminated with respect to one or more Funds or classes at any time by a vote of the Plan Directors or by vote of a majority of the outstanding voting securities of each such Fund or class. As required by Rule 12b-1, selection and nomination of disinterested directors for the Company is committed to the discretion of the directors who are not "interested persons" as defined under the 1940 Act.

The amounts paid to the Distributor and reallowed by the Distributor to other Service Organizations for the period from inception, October 1, 2004 through the period ending April 30, 2005, were as follows:

	Total 12b-1 Fees Paid	Amount Retained by Distributor	Amount Paid to Order Service Organizations

Steward Domestic All-Cap Equity Fund	$ 5,624	$ 5,382	$ 242
Steward Select Bond Fund	$ 4,730	$ 4,658	$ 72

The Distributor incurred expenses in excess of the amounts stated above. Amounts retained by the Distributor were used to reimburse the following expenses incurred:

Salaries/Benefits/Taxes	$ 30,303
Rent	$ 4,052
Telephone	$ 1,187
Systems Equipment	$ 3,810
Postage and Delivery	$ 322

PORTFOLIO TRANSACTIONS AND BROKERAGE

Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund

CAMCO is responsible for the placement of portfolio business and the negotiation of the commissions paid on the Funds' securities transactions. It is the policy of CAMCO to seek the best security price or "best execution" available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. CAMCO seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, CAMCO considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Funds or CAMCO. In addition, CAMCO may cause a Fund to pay a broker that provides brokerage and research services a commission in excess of the amount another broker might have charged for effecting a securities transaction. Such higher commission may be paid if CAMCO determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or CAMCO's overall responsibilities to the particular Fund and to CAMCO's other clients. Such research services must provide lawful and appropriate assistance to CAMCO in the performance of its investment decision-making responsibilities and may include advice, both directly and in writing, as to the value of the securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities, as well as furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

CAMCO places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which a Fund effects securities transactions may be used by CAMCO in servicing all of its accounts. Therefore, not all of such services may be used by CAMCO in connection with that Fund. CAMCO has arrangements to receive research only with respect to accounts for which it exercises brokerage discretion, including Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund. Many of CAMCO's clients have not granted CAMCO brokerage discretion and, therefore, any research services received as a result of paying commissions in excess of the amount another broker might have charged are subsidized by accounts that have granted CAMCO such discretion, including Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund. Other research received, although not by a specific arrangement, may also be used by CAMCO in providing service to other accounts, including one or more Funds. In the opinion of CAMCO, the benefits from research services to each of the accounts (including the Funds) managed by CAMCO cannot be measured separately. CAMCO seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by CAMCO are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

The Funds paid the following commissions from inception on October 1, 2004 to April 30, 2005:

Fund Name	Period Ended April 30, 2005
Steward Select Bond Fund	(1)
Steward Domestic All-Cap Equity Fund	$139,752 (2)
(1)	Steward Select Bond Fund did not pay commissions but instead paid bid/offer spreads pursuant to negotiated prices.

(2)	Of this amount, approximately 95% was paid to brokers who furnished research services.

No commissions were paid to affiliated brokers.

Steward Multi-Manager Equity Fund

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions for the Fund is made either by the money manager or by FRIMCo. MME Fund's arrangements with FRIMCo and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934, as amended). In assessing whether the best overall terms have been obtained, FRIMCo and the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Fund's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

For the segment of MME Fund's portfolio assigned to FRIMCo or a particular money manager, FRIMCo or the money manager may effect portfolio transactions with a broker-dealer affiliated with FRIMCo or the money manager, as well as with brokers affiliated with other money managers.

MME Fund will effect transactions through Frank Russell Securities, Inc. ("FRS") and its global network of unaffiliated correspondent brokers. FRS is a registered broker and investment adviser and an affiliate of FRIMCo. Trades placed through FRS and its correspondents are used (i) to assist it in its capacity as a manager of managers, (ii) to generate commission rebates to the Fund, or (iii) to manage trading associated with changes in money managers, rebalancing across existing money managers, cash flows and other portfolio transitions. For purposes of trading to generate commission rebates to the Fund, the Fund's money managers are requested to, and FRIMCo may, with respect to transactions it places, effect transactions with or through FRS and its correspondents or other brokers only to the extent that the Fund will receive competitive execution, price and commissions. Research services will generally be obtained from unaffiliated third parties at market rates.

FRIMCo's parent company, Frank Russell Company ("FRC"), also rebates to MME Fund a portion of commissions earned on certain trading by the Fund through FRS and its correspondents in the form of commission recapture. Commission recapture is paid solely to the Fund when it generates the applicable trades.

FRC retains a portion of all commissions generated, regardless of whether the trades were used to provide recapture to the Fund. Trades through FRS for transition services and manager funding (i.e., brokerage arrangements designed to reduce costs and optimize performance during the transition of Fund assets upon the hiring, termination or additional funding of a money manager) and are at ordinary and customary commission rates and do not result in commission rebates.

Additionally, a money manager may independently effect transactions through FRS or a broker affiliated with the money manager or another money manager to obtain research services for its own use, including possibly research services provided by Russell/Mellon Analytical Services, Inc. ("RMAS"), an affiliate of FRIMCo. RMAS, a joint venture between FRC and Mellon Bank, is a major supplier of investment analytics to the investment management industry worldwide. Research services provided to a money manager are required by law to benefit the Fund when it generates the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Fund may benefit from research services provided with respect to trading by those other funds and clients.

Portfolio Turnover

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year by the monthly average value of the portfolio securities owned by the Fund during the past 13 months. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. Significant variations in the portfolio turnover rate for a Fund are generally primarily attributable to market volatility, duration of portfolio investments, and/or, for MME Fund, changes in money managers.

A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund's portfolio securities. (See "Taxes," below.)

Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund

A Fund's portfolio securities may be turned over whenever necessary or appropriate in the opinion of the Fund's management to seek the achievement of the basic objective of the Fund. The Funds do not intend to invest to obtain control of portfolio companies.

Steward Multi-Manager Equity Fund

Generally, securities are purchased for MME Fund for investment income and/or capital appreciation and not for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to the money managers. The Fund may trade more actively to realize gains and/or to increase yields on investments by trading to take advantage of short-term market variations. This policy is expected to result in higher portfolio turnover for the Fund.

The portfolio turnover rates for the Fund, because it is a multi-manager fund, are likely to be somewhat higher than the turnover rates for comparable funds with a single money manager or investment adviser. Decisions to buy and sell securities for the Fund are made by each money manager independently from other money managers. Thus, one money manager could decide to sell a security held by the Fund when another money manager decides to purchase the same security for the Fund, thereby increasing the Fund's portfolio turnover ratio and brokerage commissions. The Fund's changes of money managers may also result in a significant number of portfolio sales and purchases as the new money manager restructures the former money manager's portfolio.

Personal Trading Policies

The Funds, each Adviser and money manager and the Distributor have adopted written Codes of Ethics under Rule 17j-1 under the 1940 Act. Consistent with requirements of that Rule, the Codes permit persons subject to the Codes to invest in securities, including securities that may be purchased by the Funds, provided that they obtain prior clearance before engaging in such transactions, subject to certain exceptions.

Proxy Voting Policies and Procedures

The Company's Board has approved the proxy voting policies and procedures of CAMCO as the policies and procedures to be used in voting proxies on securities held by Steward Select Bond Fund and Steward Domestic All-Cap Equity Fund. The Board has approved the proxy voting policies and procedures of FRIMCo as the policies and procedures to be used in voting proxies on securities of Steward Multi-Manager Equity Fund. Copies of these proxy voting policies and procedures are attached as Exhibits A and B, respectively, to this Statement of Additional Information. Shareholders may obtain information on how proxies were voted during the most recent 12-month period ended June 30 for Funds in which they hold shares, by calling (toll-free) 1-800-262-6631 or by accessing the SEC's website at http://www.sec.gov.

With respect to Steward Multi-Manager Equity Fund, the Board has delegated to FRIMCo primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of Steward Multi-Manager Equity Fund may be invested. FRIMCo has established a proxy voting committee ("Committee") and has adopted written proxy voting policies and procedures ("P&P") and proxy voting guidelines ("Guidelines"). FRIMCo has also hired a third party service provider to serve as proxy administrator ("Proxy Administrator"), although FRIMCo (whether acting directly or through the Committee) retains final authority with respect to proxy voting.

The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of FRIMCo's clients and to enable the Committee to resolve any material conflicts of interest between the Fund on the one hand, and FRIMCo or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.

The Guidelines address matters that are commonly submitted to shareholders of a company for voting, such as issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Proxy Administrator is obligated to vote all proxies as set forth in the Guidelines. Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Proxy Administrator is obligated to request additional direction from the Committee. The Proxy Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information.

Shareholders may obtain information on how proxies were voted during the most recent 12-month period ended June 30 for Funds in which they hold shares, by calling (toll-free) 1-800-262-6631, and on the SEC's website at http://www.sec.gov.

DETERMINATION OF NET ASSET VALUE

The purchase and redemption price for shares of each class of a Fund is the per share net asset value ("NAV") for that class that is next determined after your purchase or sale order is received by the Fund, transfer agent or authorized dealer. NAV is generally calculated as of the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m. Eastern Time, on each day the Exchange is open for trading, provided that certain derivatives are priced as of 4:15 p.m. Eastern Time. The Funds do not price their shares on days the Exchange is closed for trading -- normally, weekends, national holidays and Good Friday. In addition to days the Exchange is closed for trading, Steward Select Bond Fund does not price its shares on days the bond markets are closed for trading. Such additional days are normally Columbus Day and Veteran's Day. NAV of a class reflects the aggregate assets less the liabilities attributable to that class. The price of equity securities is determined by (i) valuing securities listed on an exchange at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing securities traded on the NASDAQ market, at the Nasdaq Official Closing Price, if available, otherwise at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing other equity securities at the mean between the last reported bid and asked prices and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in accordance with policies and procedures adopted by the Board.

Debt securities (other than short-term obligations) including listed issues, are valued at the bid price on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term debt securities (those with remaining maturities of 60 days or less) are valued at amortized cost. Each of these methods has been determined in good faith by the Board to represent fair value for the affected securities.

In the event a price for a particular security is not available, or the available price is believed by CAMCO to be inaccurate, the security will be priced at its fair value in accordance with procedures approved by the Board which in certain cases require involvement of a Valuation Committee of the Board. It cannot be assured that any such fair value determination represents the price at which the particular securities could be sold during the period in which such fair value prices are used to determine the value of the Fund's assets. Thus, during periods when one or more of a Fund's securities are valued at fair value, there is the risk that sales and redemptions of Fund shares at prices based on these values may dilute or increase the economic interests of remaining shareholders.

The Funds generally invest in securities that trade in U.S. markets. However, a Fund may occasionally invest in a non-U.S. security that trades in a foreign market where closing prices are established prior to the time closing prices are established for U.S.-traded securities. If an event were to occur after the value of a Fund's portfolio security was so established but before the Fund's net asset value per share is determined that is likely to change materially the value of said portfolio security and therefore change the Fund's net asset value, the Fund's investment would be valued in accordance with fair value procedures established by the Board. Additionally, because non-U.S. markets may be open on days and at times when U.S. markets are closed, the value of shares of a Fund that invests in such securities can change on days when shareholders are not able to buy or sell Fund shares.

HOW TO BUY AND REDEEM SHARES

Shares of the Funds are sold in a continuous offering without a sales charge and may be purchased on any business day through authorized dealers, including the Distributor. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and may charge a fee for this service in addition to the applicable NAV price for the shares. After each investment, the shareholder and the authorized investment dealer receive confirmation statements of the number of shares purchased and owned.

Minimum Investment

Individual Class shares - The minimum initial investment is $200 per Fund, except for continuous investment plans which have no minimum. There is no minimum for subsequent purchases, except that the minimum for each subsequent telephone purchase per Fund is $1,000.

Institutional Class shares - The minimum initial aggregate investment in the Funds is $100,000 with no minimum per Fund, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial per Fund investment is $25,000. The minimum subsequent per Fund investment is $1,000, except that the minimum investment per Fund for a subsequent telephone purchase is $50,000. No stock certificates representing shares purchased will be issued. The Company's management reserves the right to reject any purchase order if, in its opinion, it is in the Company's best interest to do so.

At various times, the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or recognition programs conforming to criteria established by the Distributor, or to participate in sales programs sponsored by the Distributor. In addition, CAMCO and/or the Distributor in their discretion may from time to time, pursuant to objective criteria established by CAMCO and/or the Distributor, sponsor programs designed to reward selected dealers for certain services or activities, which are primarily intended to result in the sale of shares of the Funds. Such payments are made out of their own assets and not out of the assets of the Funds. These programs will not change the price paid by a shareholder for shares of the Funds or the amount that the Funds will receive from such sale.

Generally, shareholders may require the Funds to redeem their shares by sending a written request, signed by the record owner(s), to Steward Funds, Inc. c/o BISYS Fund Services, P.O. Box 183004, Columbus, OH 43218-3004. In addition, certain expedited redemption methods are available.

DIVIDENDS AND DISTRIBUTIONS

Each Fund's policy is to distribute each year to shareholders substantially all of its investment company taxable income (which includes, among other items, dividends, interest and the excess of net short-term capital gains over net long-term capital losses). Each Fund intends similarly to distribute to shareholders at least annually any net realized capital gains (the excess of net long-term capital gains over net short-term capital losses). Each Fund intends to declare and pay such amounts as dividends quarterly. All dividends and capital gain distributions are reinvested in shares of the applicable Fund at net asset value without sales commission, except that any shareholder may otherwise instruct the Transfer Agent in writing and receive cash. Shareholders are informed as to the sources of distributions at the time of payment. Any dividend or distribution paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his or her shares by the amount of the dividend or distribution. All or a portion of any such dividend or distribution, although in effect a return of capital, may be taxable, as set forth below.

TAXES

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

The Company is organized as a Maryland corporation and, under current law, is not liable for any income or franchise tax in the State of Maryland, provided that the Funds qualify as regulated investment companies for purposes of Maryland law.

Options, Futures and Forward Contracts

Regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized. Transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to distributions if a Fund did not engage in such transactions.

Wash Sales

The Code also contains a so-called "wash sale" rule pursuant to which losses incurred by a Fund from the sale or other disposition of securities, or contracts or options to sell or acquire securities, will not be deductible (but instead, must be added to the Fund's basis in the newly acquired securities) if, within 30 days either before or after the date of such sale or exchange, the Fund acquires or enters into a contract or option to acquire substantially identical securities, or substantially identical contracts or options, respectively. The application of the wash sale rules to a Fund could cause deferral of losses on sales that could increase the Fund's taxable distributions of net capital gains.

Distributions

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.  Dividends that constitute "qualified dividend income" may be taxable to individual investors at the same rates applicable to long-term capital gains.  (See "Tax Treatment of Dividends, Distributions and Redemptions," in the Prospectus.)

Properly designated distributions of net capital gains, if any, will generally be taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held a Fund's shares, and are not eligible for the dividends received deduction.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received.

If the NAV of a Fund's shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

If a Fund retains its net capital gains, although there are no plans to do so, the Fund may elect to treat such amounts as having been distributed to shareholders. As a result, the shareholders would be subject to tax on undistributed capital gain, would be able to claim their proportionate share of the federal income taxes paid by the Fund on such gain as a credit against their own federal income tax liabilities, and would be entitled to an increase in the basis of their Fund shares.

Disposition of Shares

Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

Backup Withholding

Each Fund generally will be required to withhold federal income tax at a rate of 28% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder that he or she has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Other Taxation

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 28% (or a lower treaty rate, if applicable). Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER INFORMATION

Custody of Assets. All securities owned by the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in the Funds' investment portfolios, are held by State Street Bank & Trust Company, as custodian.

Shareholder Reports. Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

Independent Registered Public Accounting Firm. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, 1500 JFK Boulevard, Suite 820, Philadelphia, Pennsylvania 19102-1732, the independent registered public accounting firm for the Company, performs annual audits of the Funds' financial statements.

Legal Counsel. Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, is legal counsel for the Funds.

EXHIBIT A

Capstone Asset Management Co.

Proxy Voting Policies and Procedures

Adopted: March 1, l994

Revised: May 1, 1999

Further Revised: June 30, 2003

I. Statement of Policy

It is the policy of Capstone Asset Management Company ("CAMCO") to vote proxies on securities held by its clients for which CAMCO exercises voting authority, including CAMCO's registered investment company clients, ("Clients") in the best interests of those Clients and without regard to the interests of the Adviser or any other client of the Adviser, and of Fund shareholders, in accordance with CAMCO's fiduciary duties under applicable law and in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). CAMCO has adopted these proxy voting policies and procedures ("Procedures") for the voting of proxies relating to securities held in client accounts as to which CAMCO has voting authority, directly or indirectly. Indirect voting authority exists where CAMCO's voting authority is implied by a general obligation of investment authority without reservation of proxy voting authority. The Boards of Directors/Trustees of investment companies ("Funds") for which CAMCO acts as investment adviser, and for which CAMCO has discretionary authority to vote proxies, have directed CAMCO to follow these Procedures in voting proxies for the Funds.

II. Limitations on Policy

a. Client Instructions or Restrictions - CAMCO's exercise of voting rights for Client securities is subject to any applicable instructions or restrictions that may be imposed by a particular Client, from time to time. In such a case, CAMCO may vote proxies for a particular Client differently from those voted for a Client that does not provide instructions or restrictions.

b. Securities No Longer Held - CAMCO generally will not vote proxies with respect to securities of a Client that are no longer held by a Client, having been sold on or after the record date.

c. Securities on Loan - CAMCO may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its client's overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as the Adviser deems appropriate under the circumstances. As examples, CAMCO may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

III. Conflicts of Interest

If CAMCO determines that voting proxies with respect to a particular security would involve a material conflict between the interests of CAMCO and its affiliates, on the one hand, and those of one or more Clients, on the other, CAMCO will choose one of the following options:

o Cause the proxies to be "echo voted" -- i.e., in the same proportion as the votes of non-Client holders of the particular security;

o Vote the proxies in accordance with the recommendations of an independent proxy voting service;

o Refer the voting decision to the Client;

o Obtain from the Client an acknowledgement and waiver of the conflict to permit CAMCO to vote the proxies in accordance with the policies described in Appendix A.

IV. Administration

a. Obtaining Proxy Statements. CAMCO will take reasonable steps to assure that proxy statements are received from Clients' custodian(s), or any other appropriate person, in a timely manner. A list of accounts for which CAMCO is required to vote proxies will be maintained. Periodically a comparison will be performed between proxies received and those proxies required to be voted by CAMCO. Any discrepancies will be resolved promptly.

b. Disclosure. CAMCO will comply with applicable requirements of the Securities and Exchange Commission regarding disclosures to Clients about these Procedures and about particular proxy votes. In particular, CAMCO will: provide Clients with a description of these Procedures; provide a copy of these Procedures to any Client upon request; and disclose to Clients how they may obtain information from CAMCO about particular proxy votes.

c. Records. CAMCO will make, maintain and preserve records related to these Procedures in accordance with applicable regulatory requirements.

d. Proxy Voting Responsibility. To provide centralized management of the proxy voting process, CAMCO shall establish a Proxy Voting Committee comprised of all members of the CAMCO Investment Committee and one or more representatives of the legal compliance area. (See Appendix B).

The Proxy Voting Committee shall:

o Supervise the proxy voting process, including the indemnification of material conflicts of interest involving the Adviser and the proxy voting process in respect of securities owned by or on behalf of such clients;

o Determine how to vote proxies relating to issues not covered by these guidelines; and

o Determine when the Adviser may deviate from these guidelines.

e. Compliance Responsibility. CAMCO shall designate, from time to time, one or more persons, to be identified in Appendix B, to monitor compliance with these Procedures and with applicable regulatory requirements.

f. Review of Procedures. CAMCO will review these Procedures from time to time to assure their continuing appropriateness.

APPENDIX A

PROXY VOTING POLICIES

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

We will generally vote for nominees. If we vote against management, the reasons for this decision will be kept in CAMCO's records.

B. Chairman and CEO are the Same Person

We vote, on a case-by case basis, on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C. Majority of Independent Directors

Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a case by-case basis.

Shareholder proposals that request that the board audit compensation and/or nominating committees include independent directors exclusively are reviewed on a case-by-case basis.

D. Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E. Term of Office

We vote against shareholder proposals to limit the tenure of outside directors.

F. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violation of fiduciary obligations than mere carelessness.

We vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

G. Charitable Contributions

Votes for shareholder proposals to eliminate, direct or otherwise restrict charitable contributions are evaluated on a case-by case basis.

H. Management Prerogatives

We vote against shareholder proposals the effect of which we believe falls correctly under the purview of management.

II. Proxy Contests

A. Voting for Directors Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

o long-term financial performance of the target company relative to its industry

o management's track record

o background to the proxy contest

o qualifications of director nominees (both slates)

o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objective and goals can be met

o stock ownership positions.

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

III. Auditors

Ratifying Auditors

o We will generally vote for the selection of auditors. If we vote against the selection of auditors, the reasons for this decision will be kept in CAMCO's records.

o We vote for shareholder proposals that prohibit the audit firm from providing consulting services.

o We examine on a case-by-case basis, proposals to limit the term of successive engagements of any one audit firm.

IV. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

D. Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

F. Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V. Tender Offer Defenses

A. Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review, on a case-by-case basis, shareholder proposals to redeem a company's poison pill.

We review, on a case-by-case basis, management proposals to ratify a poison pill.

B. Fair Price Provisions

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more that a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

D. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder voter requirements for charter and bylaw amendments.

E. Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

VI. Miscellaneous Governance Provisions

Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

VII. Capital Structure

A. Common Stock Authorization

We review, on a case-by-case basis, proposals to increase the number of shares of common stock authorized for issue.

B. Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review, on a case-by-case basis, proposals that would authorize the creation of new classes or preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review, on a case-by-case basis, proposals to increase the number of authorized blank check preferred shares.

C. Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

D. Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock

E. Preemptive Rights

We review, on a case-by-case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

F. Debt Restructurings

We review, on a case-by-case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earning be?

o Change in Control -- Will the transaction result in a change of control of the company?

o Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approval proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

G. Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

In general, we vote, on a case-by-case basis, on executive and director compensation plans, with the view that viable compensation programs reward the creation of shareholder wealth by having a high payout sensitivity to increases in shareholder value.

A. Shareholder Proposals to Limit Executive and Director Pay

We review, on a case-by-case basis, all shareholder proposals that seek additional disclosure of executive and director pay information.

We review, on a case-by-case basis, all other shareholder proposals that seek to limit executive and director pay.

B. Golden and Tin Parachutes

We review, on a case-by-case basis, all proposals to ratify or cancel golden or tin parachutes.

C. Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

D. 401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A. Voting on State Takeover Statutes

We review, on a case-by-case basis, proposals to opt in or out of share takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, shareholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

X. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

o anticipated financial and operating benefits;

o offer price (cost vs. premium).

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis, depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made, on a case-by-case basis, after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made, on a case-by-case basis, after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executive managing the liquidation.

F. Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

We generally vote for changing the corporate name. If we vote against the proposed change, the reasons will be noted in CAMCO's records.

XI. Mutual Fund Proxies

A. Election of Directors/Trustees

We vote on director/trustee nominees on a case-by-case basis.

B. Investment Advisory Agreement

We vote on investment advisory agreements on a case-by-case basis.

C. Fundamental Investment Restrictions

We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D. Distribution Agreements

We vote on distribution agreements on a case-by-case basis.

XII. Social and Environmental Issues

We vote on shareholder proposals on social and environmental issues on a case-by-case basis.

PROXY VOTING -- ADDENDUM

We generally vote routine proxies for management's proposals. If we vote against management, CAMCO will keep a record of the reasons for such votes.

Routine issues include:

o Re-election of board members

o Name changes

o Appointment of auditors or other professionals

Our guidelines on non-routine issues will be revised from time to time based on our research. We will vote on these matters generally in accordance with our guidelines, subject to our fiduciary duty and any legal requirements binding the applicable client's proxy votes. If we vote otherwise than in accordance with our guidelines, the reasons will be noted in CAMCO's records.

Non-routine issues include:

o Acquisitions

o Mergers

o Spin-offs

o Significant changes in the By-Laws, Articles of Incorporation, etc.

o Anti-takeover provisions, poison pills

o Rights offerings

o Measure in authorized shares of common or preferred stock

APPENDIX B

1. Proxy Voting Committee

Dan Watson
Edward Jaroski
Howard Potter
John Wolf
Paul Townsen
Gina Garcia
Richard Nunn
Kimberly Wallis

2. Individual Responsibility for Monitoring Compliance with these Procedures

Richard Nunn

EXHIBIT B

Russell Investment Group

Proxy Voting Guidelines

Effective February 15, 2005

Ratified July 18, 2005

CONFIDENTIAL - FOR INTERNAL USE ONLY

Copyright Frank Russell Company, 2005. All rights reserved. This material is proprietary and may not be reproduced, transferred or distributed in any form without the prior written permission of Frank Russell Company.

PROXY ADMINISTRATION PROCEDURES

1. Any Proxy Administrator retained by Russell shall vote all proxies as instructed in the guidelines attached hereto. The Proxy Administrator is currently Institutional Shareholder Services ("ISS"). In the event (a) a voting matter is not specifically addressed in the guidelines, (2) a voting matter is to be determined on a case-by-case basis and ISS recommends a vote against management's recommendation or (3) there is a question as to the outcome on a voting matter, the Proxy Administrator shall request direction from Russell's Proxy Committee. Russell's Proxy Committee may instruct the Proxy Administrator "not to vote" on any proposal.

2. The Proxy Administrator shall maintain a system allowing Russell access to all solicitations for vote received by the Proxy Administrator.

3. The Proxy Administrator shall vote each and every proxy pursuant to the guidelines, unless directed otherwise by Russell's Proxy Committee.

4. The Proxy Administrator shall maintain a record of all votes received, all votes cast and any other relevant information pursuant to the Proxy Administrator's normal policies and as directed by Russell.

5. The Proxy Administrator will use the attached guidelines until such guidelines are superseded by subsequent guidelines. The guidelines may be changed at any time in Russell's sole discretion.

I. Routine Shareholder Meeting Formalities 1

II. The Board of Directors 3

III. Proxy Contests 7

IV. Auditors 8

V. Proxy Contest Defenses 10

VI. Tender Offer Defenses 11

VII. Corporate Governance 13

VIII. Miscellaneous Provisions 15

IX. Capital Structure 17

X. Executive and Director Compensation 20

XI. State of Incorporation 24

XII. Mergers and Corporate Restructurings 25

XIII. Mutual Fund Proxies 26

XIV. Social and Environmental Issues 27

XV. Lack of Information or Late Information 28

XVI. Share Blocking 29

XVII. Items Not Addressed by Guidelines 30

PROXY VOTING GUIDELINES

I. Routine Shareholder Meeting Formalities

A. Routine Agenda Items

Shareholders are routinely asked to approve:

o the opening of the shareholder meeting
o that the meeting has been convened under local regulatory requirements
o the presence of quorum
o the agenda for the shareholder meeting
o the election of the chair of the meeting
o the appointment of shareholders to co-sign the minutes of the meeting
o regulatory filings
o the designation of inspector or shareholder representative(s) of minutes of meeting
o the designation of two shareholders to approve and sign minutes of meeting
o the allowance of questions
o the publication of minutes
o the closing of the shareholder meeting

We vote for these and similar routine management proposals.

B. Financial Statements and Director and Auditor Reports

We vote for management proposals seeking approval of financial statements and director and auditor reports and the discharge of management and supervisory board members, provided that, in the case of French companies, we will vote proposals dealing with related party transactions on a case-by-case basis where ISS recommends a vote against such proposals because management fails to provide relevant auditors reports pertaining to such related party transactions at least 21 days in advance of a vote.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if, not withstanding ISS' information delivery requirements stated above, management or ISS have provided adequate information to ascertain whether a related party transaction involves overreaching of the company or its assets by such related parties.

C. Allocation of Income and Dividends

For all companies except for Danish companies, we vote for management proposals concerning allocation of income and the distribution of dividends unless both ISS and management recommend a vote against, in which case the proposal will be voted on a case-by-case basis.

For Danish companies, we vote on share repurchase programs in lieu of dividend distributions on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

D. Shareholder Proposals Requesting Dividend Increases

We vote for shareholder proposals requesting a company to increase its dividend payout ratio unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

E. Stock (Scrip) Dividend Alternatives

We vote for stock (scrip) dividend proposals except as set forth below.

We vote against stock (scrip) dividend proposals that do not allow for a cash option.

II. The Board of Directors

A. Director Nominees in Uncontested Elections

The Proxy Committee has received, reviewed and carefully considered the following ISS policy related to corporate governance issues, including the factors that ISS analyzes in determining its recommendation for proxy matters relating to director nominees in uncontested elections. The Proxy Committee has also considered its role as a fiduciary to those persons or entities on whose behalf the committee is empowered to vote proxies. The Proxy Committee agrees with the factors used by ISS to determine whether an issuer adheres to good corporate governance practices. In its review of the ISS approach and taking into consideration the investment aspects of uncontested director elections, the Proxy Committee has determined that is it appropriate to take an active role with respect to corporate governance matters.

The Proxy Committee has endorsed the ISS approach and has adopted the following general policy with respect to director nominees in uncontested elections. Based on this policy, we vote for the proposal if ISS recommends a vote for such proposal and we vote against the proposal if ISS recommends a vote against such proposal.

o The board of directors is the focal point of corporate governance. Directors represent the shareholders, and they are charged with safeguarding investors' interests. Directors should provide corporate leadership, but refrain from interfering in day-to-day company operations which are properly the province of the CEO and other senior executive officers. The board must hold executives accountable for their actions. The effectiveness of the board is a direct function of its composition and structure. We support strong boards that demonstrate a commitment to creating shareholder value. While director candidates and other board-related issues must be evaluated on a case-by-case basis giving consideration to the company's performance and total governance structure, we prefer to see mechanisms that promote independence, accountability, responsiveness and competence.

o Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

o Accountability: Directors must be accountable to shareholders. Policies that promote accountability would include annual elections and shareholders' ability to fill vacancies or to remove directors without cause. These policies facilitate change in control of a company through a proxy contest, thus reducing the opportunity for management entrenchment. In addition, shareholders should not be limited to removing directors only for cause because that is a standard that is extremely difficult to meet; it permits removal of directors only if found (through due process) guilty of self-dealing, fraud, or misappropriation of company assets. It does not provide for removal of directors due to poor performance or poor attendance.

o Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient resources to oversight of a company.

o Competence: Companies should seek directors who can add value to the board through specific skills or expertise. However, election of directors should be on a case-by-case basis and not constrained by arbitrary limits such as age or term limits.

o Voting on Director Nominees in Uncontested Elections in the U.S.
Votes on director nominees should be made on a case-by-case basis, examining the following factors:

o independence of the board and key board committees,

o attendance at board meetings,

o Over-boarded directors, ISS recommends the withholding of votes from directors who serve on the boards of more than six publicly traded companies, unless the candidate is also the CEO of a publicly traded company, in which case that number is reduced to three,

o corporate governance provisions and takeover activity,

o long-term company performance,

o pay-for-performance disconnect,

o responsiveness to shareholder proposals,

o Whether or not the incumbent directors receive more than 50% "withhold" votes in a prior balloting, in which case votes will be withheld from the entire incumbent board if the issue underlying the withhold votes has not been resolved since the prior balloting.

o any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

o Voting on Director Nominees in Uncontested Elections in Non-U.S. Markets
We generally vote for management nominees in the election of directors, unless:

o adequate disclosure has not been provided in a timely manner;

o there are clear concerns over questionable finances or restatements;

o there have been questionable transactions with conflicts of interest;

o in the case of Canadian companies, the board is not composed of a majority of independent directors or where the entire Board serves as any key committee (e.g., audit), in which case we withhold votes from inside or affiliated outside directors,

o in the case of Malaysian companies, an executive director(s) serves on a key committee,

o there are any records of abuses against minority shareholder interests;

o there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; and,

o the board fails to meet minimum corporate governance standards or where the information provided about a director(s) is insufficient to determine whether such standards have been met.

We generally vote against individual directors if there have repeated absences at board meetings that have not been explained in countries where this information is disclosed.

B. Separation of the Chairman and CEO Positions

We vote for proposals that would require the positions of chairman and CEO to be held by different persons, unless the company has all of the following:

o Designated lead director, elected by and from the independent board members with clearly delineated duties. At a minimum these include:

i) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors

ii) Serves as liaison between the chairman and the independent directors

iii) Approves information sent to the board

iv) Approves meeting agendas for the board

v) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items

vi) Has the authority to call meetings of the independent directors

vii) If requested by major shareholders, ensures that he is available for consultation and direct communication

o Two-thirds independent board

o All independent key committees

o Established governance guidelines

In the event that ISS recommends a vote against proposals based on the company's performance relative to the broader market or its peers during the most recent one and three-year periods, these proposals shall be voted on a case-by-case basis.

C. Majority of Independent Directors

We vote for shareholder proposals that require that the board be composed of a majority of independent directors, unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal..

We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees be composed exclusively of independent directors, unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

D. Majority Voting

We vote for shareholder proposals asking for the Board to initiate the appropriate process to amend the Company's governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholder, unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

E. Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board, unless ISS recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

F. Term of Office

We vote against proposals to limit the tenure of outside directors.

G. Director and Officer Indemnification and Liability Protection

We vote against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We vote against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts that are more serious violations of fiduciary obligations than mere carelessness.

We vote for proposals that would provide expanded indemnification where a director's or officer's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.

H. Board Size

We vote against Proposals that seek to increase or decrease the size of the board by more than 50 percent, unless a proposed increase is the result of a merger.

We vote for proposals seeking to fix the size of the board or to designate a range for the size of the board.

I. Retirement Bonuses for Directors

We vote against management proposals for retirement bonuses for directors, unless ISS recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

J. Shareholder Proposals Regarding Disclosure of Board Positions

We vote for shareholder proposals requiring disclosure of the boards of other public companies on which each nominee has served in the past five years, unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

III. Proxy Contests

A. Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in a contested election of directors, after considering the following factors:

o long-term financial performance of the target company relative to its industry;

o management's track record;

o background to the proxy contest;

o qualifications of director nominees (both slates);

o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

o stock ownership positions.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

B. Voting on Contested Mergers

We vote on a case-by-case basis in a contested merger, after considering the following factors:

o background to the proxy contest;

o evaluation of each side's argument for and against the proposed merger

o anticipated financial and operating benefits;

o offer price (cost vs. premium);

o prospects of the combined companies;

o how the deal was negotiated;

o changes in corporate governance and their impact on shareholder rights; and,

o long-term economic outlook of the combined companies.

C. Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on decisions to provide full reimbursement for dissidents waging a proxy contest.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

IV. Auditors

A. Ratifying Auditors

For US companies, we vote for proposals to ratify auditors, unless (1) an auditor has a financial interest in or association with the company, and is therefore not independent or (2) the amount of audit and non-audit fees is not disclosed or if non-audit fees exceed audit and audit-related fees.

For Non-US companies: (a) we vote for proposals to ratify auditors if management and ISS both recommend a vote for such proposal and (b) we vote against proposals to ratify auditors if the amount of audit and non-audit fees is disclosed and the non-audit fees exceed audit and audit-related fees.

B. Remuneration of Auditors

Except as set forth below, we vote for proposals to authorize the board to determine the remuneration of auditors, unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

We vote against proposals to authorize the board to determine the remuneration of auditors if the amount of audit and non-audit fees is not disclosed or if non-audit fees exceed audit and audit-related fees.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

C. Indemnification of Auditors

We vote against proposals to indemnify auditors.

D. Auditor Rotation

We vote for shareholder proposals asking for audit firm rotation, unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

E. Election of Internal Statutory Auditor

We vote against management proposals to appoint or renew the term of an internal statutory auditor, unless ISS recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

F. Retirement Bonus for Statutory Auditor

We vote against management proposals for retirement bonuses for statutory auditors, unless ISS recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

G. Require Auditor Firm Ratification

We vote for shareholder proposals requesting shareholders vote for audit firm ratification, unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

V. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

D. Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

F. Altering the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

VI. Tender Offer Defenses

A. Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification, unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

We vote for management proposals to ratify a poison pill only if the pill embodies all of the following attributes:

o 20% or higher flip-in or flip-over;

o Two to three year sunset provision;

o No dead-hand or no-hand features; and

o Shareholder redemption feature - if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill

B. Fair Price Provisions

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions, unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

C. Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

In instances when anti-greenmail proposals are bundled with other charter or bylaw amendments, we vote for such bundled proposal if we would vote for each proposal on an individual basis and we vote against such bundled proposal if we would vote against any one of the proposals on an individual basis.

D. Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

E. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

F. Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations, unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

VII. Corporate Governance

A. Amendments to Company Documents, Procedures or Processes

Except as set forth below, we vote for proposals seeking to amend a company's articles of association, procedures, processes and/or other company documents unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

-- With respect to Japanese companies, The Proxy Committee has received, reviewed and carefully considered the following ISS policy related to amendment of a company's articles of association, including the factors that ISS analyzes in determining its recommendation for proxy matters relating to amendment of a company's articles of association. The Proxy Committee has also considered its role as a fiduciary to those persons or entities on whose behalf the committee is empowered to vote proxies. In its review of the ISS approach and taking into consideration the investment aspects of amendment of a company's articles of association, the Proxy Committee has determined that is it appropriate to take an active role with respect to amendment of a company's articles of association. The Proxy Committee has endorsed the ISS approach and has adopted the following general policy with respect to amendment of a Japanese company's articles of association. Based on this policy, we vote for proposals if ISS recommends a vote for such proposal and we vote against the proposal if ISS recommends a vote against such proposal.

Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes. Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance. As such, ISS carefully scrutinizes any changes to a company's articles. When reviewing new or revised articles, ISS classifies each change according to its potential impact on shareholder value and then weighs the package as a whole. The presence of one strongly negative change may warrant a recommendation against the resolution. In assigning these classifications, ISS is not concerned with the nature of the article being amended, but rather focuses on whether the proposed change improves or worsens the existing provision. The final criterion on which ISS bases its decision is whether failure to pass a resolution would cause an immediate loss of shareholder value. In such cases, ISS supports even a bundled resolution that includes negative changes. In general, amendments to the articles of association are reviewed on a case-by-case basis and supported if management provides adequate reasons for the amendments, there is negligible or positive impact on shareholder value, shareholder rights are protected or the company is required to do so by law (when applicable).

B. Expand Business Activities

We vote for the expansion of business activities or modifications to the company's business objectives unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

C. Mandatory Holding Periods

We vote for shareholder proposals seeking companies to adopt stock holding periods for their executives, unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

VIII. Miscellaneous Provisions

A. Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived, unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

B. Open Access

We vote on shareholder proposals seeking open access on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

C. Bundled Proposals

In the case of bundled proxy proposals that are conditioned upon each other, we vote for such bundled proposal if we would vote for each proposal on an individual basis and we vote against such bundled proposal if we would vote against any one of the proposals on an individual basis.

D. Related-Party Transactions

We vote for management proposals seeking approval of related party transaction unless ISS recommends a vote against or refers, in which case the proposal will be voted on a case-by-case basis, considering, among other things, whether a client's securities holdings render it an interested party who should withhold its vote.

E. Other Business

We vote against proposals that seek to bring forth other business matters at the meeting.

F. Adjourn Meeting

We vote against proposals that seek to adjourn a shareholder meeting in order to solicit additional votes, unless ISS believes that there is a compelling reason to support such proposals, in which case we will vote for such proposals.

G. Voluntary Delisting of Shares (India)

For Indian companies, we vote for management proposals to delist the company's shares from one stock exchange in favor of another, unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

H. Miscellaneous Shareholder Proposals

We vote for the following shareholder proposals unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis:

o Proposals to require reporting or disclosure of the total value of pension awards granted to each of the principal executive officers, any associated annual costs or actuarial deficits of a pension plan;

o Proposals to require an amendment to the bylaws to provide that senior executives and other insiders provide notice before trading in shares of the company or exercising stock options;

o Proposals to require an amendment to the bylaws prohibiting the chief executive officer from sitting on other boards.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

IX. Capital Structure

A. Common Stock Authorization

We vote against proposals that seek to increase the authorized common stock by twice the present limit, unless the increase is in connection with a stock split or merger that we voted in favor of.

Method of calculation:

(New total authorized - Current total authorized) / Current total authorized = X

If X is less than 200 percent the proposal will be supported. If X is greater than 200 percent the proposal will not be supported. Proposals greater than 200 percent will be supported if in connection with stock splits or mergers that we voted in favor of.

B. Capital Issuance Requests

Except as set forth below:

We vote for the ability to double share capital through a rights issue (with preemptive rights). A proposal to more than double share capital through a right issue (with preemptive rights) will be voted on a case-by-case basis.

We vote for general issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital. A proposal for general issuance requests without preemptive rights for more than 20 percent, or, in the case of Spanish companies, this 20% over the preceding two year period, of a company's outstanding capital will be voted on a case-by-case basis.

We vote for specific issuance requests above these limits if the shares are being issued in connection with a merger or stock spit that we voted in favor of.

With respect to Hong Kong companies, we vote against the issuance of shares without preemptive rights, unless ISS recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

C. Share Repurchase Programs

We vote for share repurchase plans in which all shareholders may participate on equal terms. We vote against if the plan contains no safeguards against selective buybacks. See Section I(C) for proposals related to share repurchase programs proposed in lieu of dividend distributions.

D. Stock Splits

We vote for stock splits unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

E. Reverse Stock Splits

We vote for reverse stock splits where the purpose is to maintain minimum stock exchange listing requirements or when the number of authorized shares will be proportionately reduced.

F. Capital Reduction Through Cancellation of Treasury Shares

We vote for management proposals to reduce capital through the cancellation of treasury shares, unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

G. Creation of or Increases in Preferred Shares

Increases: If the company does not have any preferred shares outstanding, we vote against the requested authorization. If the company does have preferred shares outstanding we will use the criteria set forth above in section IX. A. Common Stock Authorization in determining how to vote on a requested increase in preferred shares.

Creation: We vote against proposals to create preferred stock unless ISS recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

H. Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification, unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

I. Adjust Par Value of Common Stock

We vote for management proposals to adjust the par value of common stock.

J. Debt Restructurings

When evaluating proposals to increase or issue common and/or preferred shares as part of a debt-restructuring plan, we consider the following issues:

o Dilution -- How much will ownership interests of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

o Change in Control -- Will the transaction result in a change in control of the company?

o Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

We vote for proposals that facilitate debt restructurings unless ISS recommends a vote against, in which case the restructuring plan will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

K. Debt Issuance Requests

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We vote for debt issuances when the gearing level is greater than 100 percent unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

L. Financing Plans

We vote for the adoption of financing plans unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

M. Control and Profit Transfer Agreements

We vote for proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

N. Capitalization of Reserves

We vote for proposals to capitalize the company's reserves for bonus issues of shares.

O. Dual Capital Structure

We vote against the creation or extension of dual class voting stock.

P. Defensive Use of Authorized Share Issuances

We vote against management requests to issue shares in the event of a takeover offer or exchange bid for the company's shares.

X. Executive and Director Compensation

A. Stock Option Plans (Management Proposals)

We vote for executive and director stock option plans, unless ISS recommends a vote against, in which case we will apply the following criteria:

1) Except as set forth below in paragraphs 2 though 8 below: (a) for U.S. companies, we vote for plans where dilution for mature companies is less than 15% and for growth companies less than 20%; (b) for non-U.S. and non-U.K. companies, we vote for plans where dilution for mature companies is less than 5% and for growth companies less than 10% and (c) for U.K. companies, we vote for plans where dilution is less than 10% over ten years.

Growth companies are companies with greater than 30% revenue growth, companies that have recently had an initial public offering and companies in the information technology, pharmaceutical or telecom industries. Mature companies are companies that are not growth companies.

Method of calculation:

(Shares reserved for this plan + shares available for grant under all plans) /total shares outstanding = X

2) With respect to Russell 3000 companies, we vote against plans if the CEO is a participant in the plan and there is a pay-for-performance disconnect (i.e. the CEO's compensation increases as performance of the company declines), unless ISS recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this sub-item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

3) We vote against plans that permit the replacing or repricing of underwater options without shareholder approval unless ISS recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

4) We vote against plans that permit issuance of option with an exercise price below the stock's current market price.

5) We vote against plans under which the option grantors have discretionary authority to grant options to themselves.

6) For non-US companies, we vote against grants of restricted stock under plans that do not contain established performance or vesting targets.

7) For Australian companies, we vote against plans that do not specify performance hurdles or that specify performance hurdles that are not based on specific benchmarks tied to actual performance of the company.

8) For UK companies, we vote against proposals to approve remuneration policies or programs if the new schemes allow for retesting of performance criteria over extended time period if the original performance criteria were not met during the initial time period.

9) In the event that ISS recommends a vote against proposals based on its determination that the company's dilution over a three year period exceeds one standard deviation of the "burn rate" as determined by ISS and more than 2% of the common shares outstanding for any company, these proposals shall be voted on a case-by-case basis.

10) For Spanish and Portuguese companies whose stock option plans are serviced with repurchased stock, we vote on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

B. Shareholder Proposed Performance Based Stock Option Plans

We vote for shareholder proposed performance based stock option plans, unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this sub-item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

C. OBRA-Related Compensation Proposals

o Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

o Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

o Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for reasonable amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).

o Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D. Employee Stock Purchase Plans

We vote for employee stock purchase plans possessing the following criteria:

1) Non-Canadian Companies:

o Qualified Plans

We vote for proposals that request shareholder approval to implement an employee stock purchase plan or to increase authorized shares for existing plans if, (a) for US companies, the plan complies with Section 423 of the Internal Revenue Code, dilution is not more than 10% and the discounts do not exceed 15% and (b) for non-US companies other than Canada, dilution is not more than 10% and the discounts do not exceed 30% or, if the discounts exceed 30%, dilution does not exceed 5%

o Non-Qualified Plans

We vote for proposals recommending non-qualified employee stock purchase plans if, (a) there is broad based participation in the plan, employee contributions are reasonably limited, the company matches no more than 25% of the employees contributions to the plan and there is no discount on the stock price on the date of purchase.

2) Canadian Companies:

o We vote for proposals that request shareholder approval to implement an employee stock purchase plan or to increase authorized shares for existing plans if, (a) there is broad based participation in the plan, (b) the offering period is 27 months or less, (c) dilution is not more than 10%, and (d) the discounts do not exceed 15%, provided that no discounts may be provided to purchasers in plans where the company matches employee contributions (maximum 25% match).

E. Shareholder Proposals to Limit Executive and Director Pay

We vote for reasonable shareholder proposals that seek additional disclosure of executive and director pay information if the information requested is not already available to shareholders.

We vote against all other shareholder proposals that seek to limit executive and director pay unless ISS recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

F. Severance Packages

We vote for shareholder proposals to have severance packages submitted for shareholder ratification, unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

We vote against proposals to ratify severance packages unless ISS recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

G. Expensing of Stock Options

We vote for the expensing of stock options unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

H. Remuneration

We vote for proposals to approve remuneration policies or programs unless (1) we have voted against other components of the company's remuneration or compensation package in a separate proposal, in which case we will vote against such policy or program or (2) ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

Additionally, for UK companies we vote against proposals to approve remuneration policies or programs if:

o Executives have service contracts of more than one year.

o Employment contacts and incentive schemes have provisions that trigger payments and rewards earlier and/or larger in the event of a change of control.

o The company made payments or longer-term obligations were incurred or entered into by the company which were not fully disclosed or justified to shareholders.

o The company does not provide rationale regarding non-contractual and other 'ex-gratia' payments to directors or senior executives.

o The company failed to disclose necessary information regarding any element of remuneration including base salary, annual bonuses, and special bonuses.

o The company's 'Long term' incentive schemes have performance periods of less than three years.

OR

o The company's schemes allow for retesting of performance criteria over extended time period if the original performance criteria were not met during the initial time period.

I. Pension Plan Accounting/Executive Compensation

We vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive compensation or bonuses, unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

J. Supplemental Executive Retirement Plans (SERPs)

We vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote or to disclose the of details of SERP agreements, unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

K. Option Grants to Directors or Employees of Related Parties

We vote against management proposals to grant options to directors or employees of "related companies", unless ISS recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

XI. State of Incorporation

A. Voting on State Takeover Statutes

We vote against proposals to opt into state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions) unless ISS recommends a vote for, in which case the proposal will be voted on a case-by-case basis.

We vote for proposals to opt out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions) unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

B. Voting on Reincorporation Proposals

We vote for proposals to change a company's state of incorporation unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

XII. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

We vote for mergers and acquisitions unless ISS recommends a vote against, in which case the proposed transaction will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

B. Corporate Restructuring

We vote for corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, asset sales and creation of holding companies, unless ISS recommends a vote against in which case the proposal will be voted on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

C. Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

D. Changing Corporate Name

We vote for changing the corporate name.

E. Joint Ventures

We vote for joint ventures unless ISS recommends a vote against, in which case the proposal will be voted on a case-by-case basis.

XIII. Mutual Fund Proxies

Except as set forth below, we vote all proposals related to mutual funds or investment companies, including the election of directors, on a case-by-case basis.

We withhold votes from directors who:

o Attended less than 75% of the board and committee meetings without a valid reason for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one days meetings, votes will not be withheld even if such absence dropped the director's attendance below 75%.

o Ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years.

o Ignored a shareholder proposal that was approved by a majority of the shares outstanding.

o Are interested directors and sit on the audit or nominating committees.

o Are interested directors and the full board serves as the audit or nominating committee OR the company does not have one of these committees.

We vote for proposals to change a fund's fundamental investment objective to nonfundamental.

We vote for proposals authorizing the fund's board to hire and terminate subadvisors without shareholder approval and for changes to the charter document to remove a shareholder approval requirement to hire and terminate subadvisors.

We vote against the following changes to the charter document:

o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

o Removal of shareholder approval requirement for amendments to the new declaration of trust

o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

o Removal of shareholder approval requirement to change the domicile of the fund

We vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

XIV. Social and Environmental Issues

We abstain from voting on shareholder social, political, or environmental proposals.

We vote for management social, political or environmental proposals, unless ISS recommends a vote against in which case the proposal will be voted on a case-by-case basis. We vote against company proposals for political party donations. We vote for company proposals for contributions to the European Union.

XV. Lack of Information or Late Information

We vote against management proposals where the proposals are presented with inadequate information to apply these guidelines.

We abstain from voting on any proposal where an ISS recommendation is not available at least two business days prior to the deadline for voting which results in the inability to make a case-by-case determination prior to such deadline.

XVI. Share Blocking

We do not vote on any proposal in a share blocking country.

XVII. Items Not Addressed by Guidelines

With respect to any proposal that is not covered by these Guidelines we vote on a case-by-case basis.

If a proposal under this item is to be voted on a case-by-case basis, we vote for the proposal if management and ISS both recommend a vote for such proposal and we vote against the proposal if management and ISS both recommend a vote against such proposal.

STEWARD FUNDS, INC.

Steward International Equity Fund

Steward Short-Term Select Bond Fund

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2006

This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus dated February 28, 2006. A Prospectus may be obtained without charge by contacting Capstone Asset Planning Company, by phone at 1-800- 262-6631 or by writing to it at 5847 San Felipe, Suite 4100, Houston, Texas 77057.

General Information

Investment Strategies

Portfolio Holdings Disclosure Policies

Investment Restrictions

Performance and Yield Information

Directors and Executive Officers

Portfolio Transactions and Brokerage

Determination of Net Asset Value

How to Buy and Redeem Shares

Dividends and Distributions

Taxes

Other Information

GENERAL INFORMATION

Steward International Equity Fund and Steward Short-Term Select Bond Fund ("Funds") are series of Steward Funds, Inc. ("Company"), an "open-end diversified management company" registered under the Investment Company Act of 1940, as amended ("1940 Act"). The shares of each Fund have been divided into two classes, comprising Individual Class shares and Institutional Class shares. Each class represents an interest in a Fund, but is subject to different rights, expenses and privileges. The Company was originally incorporated in Delaware in 1968 and commenced business shortly thereafter as an open-end diversified management company under the 1940 Act. On February 18, 1992, shareholders approved a plan of reorganization pursuant to which the Company became, on May 11, 1992, a Maryland series company, Capstone Fixed Income Series, Inc. The Company's name was changed to Capstone Christian Values Fund on March 13, 2000. On June 3, 2004, the name was changed to Steward Funds, Inc.

Capstone Asset Management Company ("CAMCO") serves as investment adviser to Steward International Equity Fund and Steward Short-Term Select Bond Fund. (See "Adviser and Administrator.") CAMCO may also be referred to herein as "Adviser."

INVESTMENT STRATEGIES

Following is a discussion of various types of securities and strategies that may be used by the Funds.

Each Fund will normally be invested consistent with its investment objectives and policies and each of the Funds may invest in certain short-term, high-quality debt instruments and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending CAMCO's ability to invest cash inflows; (iii) to permit the relevant Fund to meet redemption requests; and (iv) for temporary defensive purposes

The short-term instruments in which a Fund may invest include: (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; (v) repurchase agreements; (vi) money market funds; and (vii) zero coupon bonds. Such short-term investments will generally not have a maturity of greater than one year.

To the extent consistent with its investment objective and strategies, a Fund may invest in the following instruments:

Common Stock, Convertible Securities and Other Equity Securities

A Fund may invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Common stocks do not contain a guarantee of value -- their prices can fluctuate up or down, and may be reduced to zero under certain circumstances.

The Funds may also buy other types of equity securities such as convertible securities, preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

The Funds may invest in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

The Funds may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund will invest in synthetic convertibles only with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

The Funds may invest in the equity securities of certain small cap and mid cap companies. Small cap and mid cap companies tend to be smaller, less established companies, and investment in securities of these companies may involve greater risk than is customarily associated with securities of larger, more established companies. Small cap and mid cap companies may experience relatively higher growth rates and higher failure rates than do larger companies. The trading volume of securities of small and mid cap companies is normally less than that of larger companies and, therefore, such volume may disproportionately affect the market price of such securities, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

Foreign Securities

A Fund may invest directly in both sponsored and un-sponsored depositary receipts representing securities of non-U.S. issuers, U.S. dollar or foreign currency-denominated corporate securities (including preferred or preference stock), certificates of deposit and bankers' acceptances issued by foreign banks, U.S. dollar-denominated bonds sold in the United States ("Yankee bonds"), other bonds denominated in U.S. dollars or other currencies and sold to investors outside the United States "Eurobonds"), and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. There may be less information available to a Fund concerning un-sponsored securities, for which the paying agent is located outside the United States.

A Fund may purchase foreign securities traded in the United States or in foreign markets. A Fund may invest directly in foreign equity securities and in securities represented by European Depository Receipts ("EDRs"), American Depository Receipts ("ADRs") and similar securities. ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are U.S dollar-denominated receipts similar to ADRs and are issued and traded in Europe.

There are certain risks associated with investments in un-sponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreements for service and payment will be between the depository and the shareholders. The company issuing the stock underlying the ADRs pays nothing to establish the un-sponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

In addition, in an un-sponsored ADR program, there may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

Since certain Funds may invest in securities denominated in currencies other than the U.S. dollar, and since those Funds may, for various periods pending investment for non-speculative purposes, hold funds in bank deposits or other money market investments denominated in foreign currencies, a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will influence values of securities in the Fund's portfolio, from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders. The rate of exchange between the U.S. dollar and other currencies is generally determined by several factors, including the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, interest rate movements and other economic and financial conditions, government or central bank intervention, speculation and other factors.

Investments in securities of foreign issuers involve certain costs, and other risks and considerations not typically associated with investments in U.S. issuers. These include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities, and dividends and interest payable on those securities, may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore, may exhibit greater price volatility and less liquidity. Additional costs associated with an investment in foreign securities may include higher custodial fees and transaction costs than are typical of U.S. investments, as well as currency conversion costs. A Fund's objective may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

Although each Fund values its assets daily in terms of U.S. dollars, the Funds do not intend to convert any holdings of foreign currencies into U.S. dollars on a daily basis. When effected, currency conversion involves costs in the form of a "spread" between the foreign exchange dealer's buying and selling prices.

Forward Foreign Currency Exchange Transactions

A Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities that are denominated in foreign currencies. A forward foreign currency exchange contract ("forward contract") is an agreement to purchase or sell a specific amount of a particular foreign currency at a specified price on a specified future date. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Closing transactions with respect to forward contracts are effected with the currency trader who is a party to the original forward contract.

A Fund will enter into a forward contract only for hedging purposes, with respect to specific anticipated portfolio transactions (including receivables and payables) or with respect to portfolio positions denominated in a particular currency. By entering into such a contract, the Fund hopes to protect against, or benefit from, an anticipated change in relevant currency exchange rates. For example, when the Fund anticipates purchasing or selling a security, or receiving a dividend payment, it may enter into a forward contract to set the rate at which the relevant currencies will be exchanged at the time of the transaction. Or, if the Fund anticipates a decline in the value of a currency in which some of its assets are denominated, it may attempt to "lock in" the current more favorable rate by entering into a contract to sell an amount of that currency which approximates the current value of those securities. Each such contract involves some cost to the Fund and requires that the Fund maintain with its custodian a segregated account of liquid assets sufficient to satisfy its obligations under the contract. In the event that the currencies do not move in the direction, or to the extent, or within the time frame, anticipated, the Fund may lose some or all of the protection or benefit hoped for.

Eurodollar and Yankee Dollar Investments

A Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. These Funds may invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Government Obligations

Government obligations in which a Fund may invest include U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities. Direct obligations of the U.S. Treasury in which a Fund may invest include U.S. Treasury bills, notes and bonds. U.S. Treasury bills have, at the time of issuance, maturities of one year or less. U.S. Treasury notes have, at the time of issuance, maturities of one to ten years. U.S. Treasury bonds generally have, at the time of issuance, maturities of greater than ten years. Obligations of U.S. Government agencies and instrumentalities have various degrees of backing. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association ("GNMA") participation certificates, are, like U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits. Still other government obligations, such as obligations of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, Tennessee Valley Authority and the Student Loan Marketing Association, are backed only by the credit of the agency or instrumentality issuing the obligations, and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Some government obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation. No assurances can be given that the U.S. Government will provide financial support to agencies or instrumentalities whose securities are not backed by the full faith and credit of the U.S. Treasury, since it is not obligated to do so. Accordingly, such U.S. Government obligations may involve risk of loss of principal and interest. The Funds may invest in fixed-rate and floating or variable rate U.S. Government obligations. The Funds may purchase U.S. Government obligations on a forward commitment basis.

Forward Commitments and When-Issued Transactions

A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction) so long as such transactions are consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a security purchased on a forward commitment or when-issued basis prior to settlement if it is appropriate to do so and would realize short-term profits or losses, if any, upon such sale. When effecting such transactions, liquid assets of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

Bank Obligations

A Fund may invest in bank obligations, including negotiable certificates of deposit and bankers' acceptances. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. A Fund will limit its bank investments to dollar-denominated obligations rated A or better by Moody's or S&P issued by U.S. or foreign banks that have more than $1 billion in total assets at the time of investments and, in the case of U.S. banks, (i) are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or (ii) whose deposits are insured by the Federal Deposit Insurance Corporation.

Commercial Paper

Commercial paper includes short-term unsecured promissory notes issued by U.S. and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. Asset-backed commercial paper is commercial paper issued by a bankruptcy special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date. All commercial paper purchased by the Funds must have a remaining maturity of no more than 270 days from the date of purchase by the Funds, and commercial paper purchased by Steward International Equity Fund and Steward Short-Term Select Bond Fund must be rated at least A-1 or P-1 by a nationally recognized statistical rating organization ("NRSRO"), or deemed of comparable quality by CAMCO.

Repurchase Agreements

A Fund may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that same security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The agreement will be fully collateralized by the underlying securities and will be marked-to-market on a daily basis during the term of the repurchase agreement to insure that the value of the collateral always equals or exceeds the repurchase price. A Fund will enter into repurchase agreements only with firms that present minimal credit risks as determined in accordance with guidelines adopted by the Funds' Board of Directors ("Board"). In the event of default by the seller under the repurchase agreement, a Fund that is a purchaser under such an agreement may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Fund's Adviser or money manager to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction in which a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the security involved, including the right to receive interest and principal payments. At an agreed future date, the Fund repurchases the security by paying an agreed purchase price plus interest. Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect.

Corporate Debt Securities

Corporate debt securities include bonds, debentures, notes and similar instruments issued by corporations and similar entities. A Fund's investment in these instruments must comply with the Fund's rating criteria.

When-Issued and Delayed Delivery Securities

A Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase price. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date.

A Fund may dispose of a commitment prior to settlement if CAMCO deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Fund may realize short-term profits or losses upon the sale of such commitments.

Loans of Portfolio Securities

A Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount no less than the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within three business days; and (3) the Fund will receive any interest or dividends paid on the loaned securities. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees.

Cash collateral received by a Fund when it lends its portfolio securities is invested in high quality, short-term debt instruments, short-term bank collective investment and money market mutual funds, and other investments meeting quality and maturity criteria established by the Funds. Income generated from the investment of the cash collateral is first used to pay the rebate interest cost to the borrower of the securities and then to pay for lending transaction costs. The remaining amount is divided between the Fund and the lending agent.

A Fund will retain most rights of beneficial ownership of the loaned securities, including the right to receive dividends, interest or other distributions on the loaned securities. Voting rights may pass with the loan, but a Fund will call a loan to vote proxies if a material issue affecting the investment is subject to a vote.

Loans of portfolio securities entail certain risks. A Fund may incur costs or possible losses in excess of the interest and fees received in connection with securities lending transactions. Some securities purchased with cash collateral are subject to market fluctuations while a loan is outstanding. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus rebate interest to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. If the borrower fails financially, a Fund may also lose its rights to the collateral.

Investment Companies

Each Fund is permitted to invest in shares of other open-end or closed-end investment companies, including exchange-traded funds ("ETFs"), to the extent consistent with its investment objective and policies and with limits imposed under applicable law and regulations. If an investment company in which a Fund invests has a sales charge greater than 1.5%, the Fund may invest up to 5% of its assets in such other company provided that such investment does not amount to more than 3% of such other company's outstanding voting shares and the Fund's investments in other investment companies in the aggregate does not exceed 10% of the Fund's assets If an investment company in which a Fund invests has a sales charge of no more than 1.5%, the Fund may invest any amount of its assets in such other company provided: (a) the Funds' aggregate investments (together with those of their affiliated persons) in such other investment company do not exceed 3% of the outstanding shares of that other investment company; (b) the Funds, in any 30-day period, do not redeem any amount in excess of 1% of the total outstanding share of such other investment company (see "Restricted and Illiquid Securities," below); and (c) on issues on which shareholders of such other investment company are asked to vote, the Funds will vote their shares in the same proportion as the vote of all other holders of shares of that investment company. To the extent a Fund invests a portion of its assets in other investment companies, those assets will be subject to the expenses of any such investment company as well as to the expenses of the Fund itself. A Fund's investments in a closed-end investment company, together with investments in such closed-end company by other funds having the same investment adviser as the Fund, would be limited to 10% of the outstanding voting shares of such closed-end company. The Funds may not purchase shares of any affiliated investment company except as permitted by SEC rule or order.

ETFs in which a Fund may invest may be organized as open-end mutual funds or unit investment trusts. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a Fund exposure to the securities comprising the index on which the ETF is based, and the ETF investment will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees, that are borne by ETF shareholders. As a result, an investor in a Fund is subject to a duplicate level of fees to the extent that such Fund invests in ETFs.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, rather than at the closing net asset value price. Thus, ETF shares could trade at either a premium or discount to net asset value. Trading prices of ETFs that track equity market indices tend to closely track the actual net asset value of the underlying portfolios because these portfolios are publicly disclosed on each trading day. Also, an approximation of actual net asset value is disseminated throughout the trading day. If available, the Funds may also invest in ETFs that are based on fixed income indices or are actively managed. Because it is unlikely that actively managed ETFs would have the transparency of index-tracking ETFs, they would be more likely to trade at a discount or premium to their net asset values. If an ETF held by a Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests increase in value.

Church Mortgage Bonds

Steward Short-Term Select Bond Fund may invest in church mortgage bonds. Church mortgage bonds are corporate debt securities issued by non-profit organizations ("Borrowers") that have a stated Christian mission, including local churches, denominations and associations, educational institutions, para-church and other Christian mission-related organizations for purposes including construction, purchase or refinancing of existing real property. Borrowers operate in a variety of geographic regions. Church mortgage bonds are issued pursuant to a trust indenture. They typically pay interest semi-annually and mature serially over a period from 6 months to as long as 30 years. A First Trust Deed on the Borrower's real property normally secures these bonds. Because church mortgage bonds do not have an active secondary market and are illiquid, they are typically issued with yields that are higher than those of corporate bonds of similar credit quality and maturity.

When interest rates rise, the values of already-issued fixed income securities generally decline. When interest rates fall, the values of already-issued fixed income securities generally rise.

Church mortgage bonds are secured by a deed of trust on the issuer's real property held by the trustee in accordance with an indenture of trust. The Fund would generally invest in church mortgage bonds secured by a first priority mortgage lien. In addition, Borrowers pledge revenues from all sources as may be necessary to pay debt service on the church mortgage bonds. Borrowers are typically required to maintain a sinking fund that covers from one month to one year of debt service payments. Borrowers also agree to restrictive covenants that limit the activities of the Borrower. These covenants may include limits on indebtedness, minimum required insurance, maintenance of improvements and financial reporting requirements. Breach of certain covenants is an event of default and, if not waived by the trustee, may give the trustee the right to accelerate principal and interest payments, possession and sale of the real property.

Borrowers are generally churches, and church-related schools, colleges and other Christian non-profit organizations operating in a variety of geographic regions.

Church mortgage bonds and church mortgage loans are not rated by nationally recognized statistical rating organizations ("NRSROs") or other independent parties. The Adviser will use a variety of research in determining whether a particular instrument meets the credit quality standards of the Fund and in determining how to value these instruments for purposes of determining the Fund's net asset value.

The church mortgage bond market is not large. The church mortgage bond market is part of the overall church mortgage market, which is estimated at $30 to $40 billion annually. Of that larger market, however, the total principal amount of church mortgage bond financings in 2003, as reported by the principal financing fiduciaries operating in this market, was only about $650 million; for the first nine months of 2004, the principal amount was around $500 million. Individual issues range from $250,000 to $30 million in principal amount. There is limited availability of new church mortgage bond issues, as well as a very limited secondary market for church mortgage bonds. About one-third to one-half of church mortgage bonds are underwritten by a single organization, CPCF, Inc., although there are about a dozen other organizations that also underwrite church mortgage bonds. Because of CPCF, Inc.'s prominence in the market, it is anticipated that a substantial portion of the Fund's church mortgage bond investments will be instruments that are underwritten by CPCF, Inc. CPCF, Inc. is also one of the few organizations that trades these instruments, although the market is currently quite limited. Because of CPCF, Inc.'s expertise in this market, and because there are no nationally recognized statistical rating organizations ("NRSROs") that provide credit ratings for church mortgage bonds, the Adviser may use information provided by CPCF, Inc. to help determine the appropriate credit quality of particular bonds and to assist in determining proper valuations of these instruments.

Church Mortgage Loans

Steward Short-Term Select Bond Fund may invest in certain senior debt in the form of church mortgage loans. The Fund will purchase a church mortgage loan only if (i) the loan represents the only form of senior debt financing of the Borrower or (ii) the loan is pari passu in the capital structure with other senior debt securities of the Borrower and the Adviser determines that the terms, conditions, covenants and collateral package of the senior debt securities are substantially similar to, or more favorable to the Fund than, other obligations of such Borrower. Church mortgage loans are generally arranged through private negotiations between a Borrower and one or more financial institutions, one of which may act as agent with primary responsibility for negotiating the terms of the loan and for ongoing administration of the loan. It is expected that CPCF, Inc. will have played a negotiating role in a substantial portion of any church mortgage loans in which the Fund may invest. The discussions relating to interest rates and maturity, Borrowers and credit quality for church mortgage bonds, above, are applicable also to church mortgage loans.

Risks of Church Mortgage Bonds and Loans

There is less readily available, reliable information about most church mortgage bonds and church mortgage loans than is the case for many other types of securities. In addition, there is no nationally recognized independent rating organization that evaluates or provides ratings for church mortgage bonds or church mortgage loans or for Borrowers. In the absence of other sources of church mortgage bond and church mortgage loan research, the Adviser may obtain information from CPCF, Inc. regarding the nature of the church mortgage bond and church mortgage loan market and regarding Borrower credit quality. CPCF, Inc., which is also a principal underwriter for church mortgage bonds, may have conflicts of interest in providing credit quality research for these bonds.

Church mortgage bonds and church mortgage loans are not listed on any national securities exchange or automated quotation system and no active trading market exists for these instruments. As a result, church mortgage bonds and church mortgage loans are generally illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities. To the extent that a secondary market does exist for church mortgage bonds and church mortgage loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. An economic downturn or a substantial increase in interest rates would adversely affect the value of the Fund's holdings of these instruments, and thus of its Shares and would limit the ability of the Fund to dispose of these instruments. Illiquid securities are also difficult to value, meaning that, to the extent the Fund invests in such instruments, the Fund's calculated net asset value may not accurately reflect the value that could be obtained for its assets upon sale.

Church mortgage bonds and church mortgage loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate these instruments to presently existing or future indebtedness of the Borrower or take other action detrimental to holders of the bonds or loans. Such court action could under certain circumstances include invalidation of bonds or loans.

Church mortgage bonds and church mortgage loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a church mortgage bond or church mortgage loan results in a reduction in income to the Fund, a reduction in the value of the church mortgage bond or church mortgage loan and a decrease in the Fund's net asset value per Share. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of church mortgage bonds and church mortgage loans and in the Fund's net asset value.

In the event of bankruptcy, the trustee with respect to a particular obligation may have discretion as to whether to liquidate the underlying collateral unless requested by the holders of a specified percentage of the outstanding unpaid principal amount of the obligation. There is no assurance that the trustee will decide to liquidate, or that the Fund will, alone, satisfy any applicable percentage test to require liquidation. There is also no assurance that the court will give the trustee the full benefit of its senior positions In the event the trustee decides, or is required, to liquidate the collateral for a church mortgage bond or church mortgage loan, there is no assurance that a buyer will be found or that the sale of the collateral would raise enough cash to satisfy the Borrower's payment obligation. If the terms of a church mortgage bond or church mortgage loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the church mortgage bond or church mortgage loan.

As with any fixed-rate instrument, when interest rates rise, the values of already-issued fixed income instruments generally decrease. Investors should be aware that this risk is present even with the short-term instruments in which the Fund invests.

Real Estate Investment Trusts

A Fund may invest in debt or equity securities issued by real estate investment trusts ("REITs"), including REITs invested principally in mortgages of churches, colleges, schools and other non-profit organizations. A REIT is a corporation or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually 90% or more of its otherwise taxable income. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee simple ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Investments in REITs and real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate generally; changes in neighborhood or property appeal; environmental clean-up costs; condemnation or casualty losses; risks related to general and local economic conditions, over-building and competition; increases in property taxes and operating expenses; lack of availability of mortgage funds; high or extended vacancy rates; and rent controls or variations in rental income. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. A Fund's investment in REITs is also subject to heavy cash flow dependency, defaults of tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Code, and failing to maintain exemption from the requirement to register under the 1940 Act. Rising interest rates may cause REIT investors to demand a higher annual return, which may cause a decline in the prices of REIT securities. Rising interest rates also generally increase the costs of obtaining financing, which could make it more difficult for a REIT to meet its obligations. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors may elect to prepay, and such prepayment may diminish the yield on securities issued by those REITs. In addition, mortgage REITs may be affected by the borrowers' ability to repay its debt to the REIT when due. Equity REIT securities may be affected by the ability of tenants to pay rent. In addition, REITs may not be diversified. REITs are subject to the possibility of failing to qualify for tax-free pass-through of income and failing to maintain exemption under the 1940 Act. Also, by investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Restricted and Illiquid Securities

A Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain OTC Options (as defined below), certain investment company securities, and certain restricted securities. There may be undesirable delays in selling illiquid securities at a price representing their fair value. Also, certain securities deemed to be illiquid may subsequently be determined to be liquid if they are found to satisfy relevant liquidity requirements.

Investments by the Funds in securities of other investment companies may be subject to restrictions regarding redemption. In certain circumstances, to the extent a Fund owns securities of such a company in excess of 1% of that company's total outstanding securities, such holdings by the Fund could be deemed to be illiquid and would be subject to the Fund's 15% limit on illiquid investments. (See "Investment Companies," above.)

The foregoing limitations on restricted and illiquid securities do not apply to (1) commercial paper issued under Section 4(2) of the Securities Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act that are determined to be liquid by the Adviser in accordance with guidelines approved by the Board. These guidelines adopted by the Board for the determination of liquidity of 144A securities take into account trading activity and the nature of the market for such securities, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holding of that security may be illiquid.

The expenses of registering restricted securities that are illiquid (excluding securities that may be resold by the Funds pursuant to Rule 144A under the Securities Act) may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

The Board has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board, however, retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Risk Management and Other Special Investment Practices

A Fund may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Fund's investments or, in certain circumstances, for purposes of investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures, forward contracts and swaps. Positions in these financial instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked to market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Funds will comply with guidelines of the Securities and Exchange Commission ("SEC") regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to hold as segregated could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

Options and Futures. The Funds may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with a Fund's investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, a Fund may also use those instruments, provided that the Fund's Board determines that their use is consistent with the Fund's investment objectives, and provided that their use is consistent with any restrictions applicable to options and futures contracts currently eligible for use by the Fund.

Pursuant to claims for exemption filed with the Commodity Futures Trading Commission and/or the National Futures Association on behalf of the Funds , the Funds are not deemed to be "commodity pools." and the Funds are not subject to registration or regulation as such under the Commodity Exchange Act.

Options on Securities and Indexes. Each Fund, except as noted above, may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds' ability to hold illiquid securities. The Funds intend to purchase and write call and put options on specific securities.

Exchange listed options are issued by a regulated intermediary, such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in the money" (i.e., where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on the exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

Over-the-counter options ("OTC Options") are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through a direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The staff of the SEC takes the position that OTC Options and the assets used as "cover" for written OTC Options are illiquid.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of such option, the Fund will lose any premium paid for such option and any anticipated benefits of the transaction. Accordingly, a Fund's Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. A Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a short term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any NRSRO or, in the case of over-the-counter currency transactions, determined to be of equivalent credit by the Fund's Adviser.

An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in the specific security.

A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or employed as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.

A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration or, if additional cash consideration is required, liquid assets in such amount are placed in a segregated account by the Fund's custodian ("Custodian") upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with the Custodian liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid assets in a segregated account with the Custodian. A put option on a security or an index is "covered" if the Fund maintains liquid assets equal to the exercise price in a segregated account with the Custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put is held (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in liquid assets in a segregated account with the Custodian.

If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long- or short-term depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.

To close out a position when writing covered options, a Fund may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a Fund may make a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when the Fund desires.

A Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short- or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or if no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

As the writer of a covered call option, a Fund foregoes, during the option's life, the opportunity to profit from the increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, a Fund retains a risk of loss should the price of the underlying security decline. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts. A Fund may invest in interest rate futures contracts, foreign currency futures contracts (Steward International Equity Fund only) or securities index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over-the-counter. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index (such as the S&P 500) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. Examples of such contracts include: the S&P 500; the Russell 2000(R); the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; and three-month U.S. Treasury bills. It is expected that other futures contracts will be developed and traded in the future.

Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.

Each Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

A Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is "covered" or if the Fund at all times maintains with its custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is "covered." For a discussion of how to cover a written call or put option, see "Options on Securities and Indexes" above.

A Fund may enter into futures contracts and options on futures contracts for hedging or non-hedging purposes to effect investment transactions consistent with a Fund's investment objective and strategies. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. Additionally, a Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the Custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to- market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations on Use of Futures and Options on Futures Contracts. When purchasing a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price equal to or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in segregated assets).

When selling a call option on a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are in an amount equal to the total market value of the futures contract underlying the call option. Alternatively, the Fund may "cover" its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may "cover" the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is in the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures contracts or forward contracts. See "Taxation," below.

Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

For these reasons, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Index Swap Agreements. A Fund may enter into index swap agreements as an additional hedging strategy for cash reserves held by that Fund or to effect investment transactions consistent with the Fund's investment objective and strategies. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount" (i.e., a specified dollar amount that is hypothetically invested in a "basket" of securities representing a particular index).

Under most swap agreements entered into by the Funds, the parties' obligations are determined on a "net basis." Consequently, a Fund's obligations or rights under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of a Fund's portfolio. No Fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's total assets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for swap agreements is largely unregulated. The Funds will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines.

Foreign Currency Futures Contracts. A Fund may be permitted to enter into foreign currency futures contracts in accordance with its investment objectives and policies.

A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

A Fund may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or to effect investment transactions consistent with the Fund's investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, the Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Fund may purchase a call or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency.

Forward Foreign Currency Exchange Transactions. A Fund may engage in forward foreign currency exchange contracts ("forward contracts") to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Fund's investment objectives and strategies. The Fund will conduct its forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency -- for example, to exchange a certain amount of US dollars for a certain amount of Japanese Yen -- at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. The Fund may, however, enter into forward contracts containing either or both deposit requirements and commissions. In order to assure that the Fund's forward contracts are not used to achieve investment leverage, the Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund's commitments with respect to these contracts. The Fund may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated. The Fund's dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. The Fund may not enter into a forward contract to sell a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Fund may enter into a forward contract to purchase a currency other than that held in the Fund's portfolios. If the Fund enters into a forward contract, liquid assets will be segregated in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities that are segregated declines, additional liquid assets will be segregated so that the value of the segregated liquid assets will equal the amount of the Fund's commitment with respect to the contract. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make deliver of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting contract, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell. There can be no assurance that new forward contracts or offsets will be available to the Fund.

Upon maturity of a forward contract, the Fund may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. The Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that the new forward contracts or offsets will always be available to the Fund.

The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward contracts limit the risk of loss due to a decline in the value of a hedged currency, they also limit any potential gain that might result should the value of the currency increase.

If a devaluation is generally anticipated, the Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. The Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code, for a given year.

Forward contracts are not regulated by the SEC. They are traded through financial institutions acting as market-makers. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

The market for forward contracts may be limited with respect to certain currencies. These factors will restrict the Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward contracts draws upon a money manager's special skills and experience with respect to such instruments and usually depends on the money manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the Fund is engaged in that strategy.

The Fund's ability to dispose of its positions in forward contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward contracts. Forward contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

Forward foreign currency transactions are subject to the additional risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (5) lesser trading volume and (6) the failure of a perceived linkage between various currencies to persist throughout the duration of the contracts.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

Hedging Strategies. A Fund may use equity or fixed income securities and derivatives such as index futures contracts, futures options, exchange traded and over-the-counter options and/or index or interest rate swaps as hedging strategies for cash reserves held by the Fund. For example, cash reserves are exposed to the performance of appropriate markets through the performance of index futures contracts. As a result, the Fund will realize gains or losses based on the performance of the appropriate market corresponding to the relevant indexes for which futures contracts have been purchased. Thus, the Fund's cash reserves will always be fully exposed to the performance of appropriate markets.

A Fund may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.

Risk Associated with Hedging Strategies. There are certain investment risks in using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between the price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. Another risk is that a liquid secondary market may not exist for a futures contract, causing a Fund to be unable to close out the futures contract thereby affecting the Fund's hedging strategy.

Foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES

The policy of the Funds and their service providers is to protect the confidentiality of the Funds' portfolio holdings and to prevent the selective disclosure of non-public information about those holdings. The Funds' Board has adopted policies and procedures to implement this policy. These policies and procedures are designed to assure that any disclosure of information about Fund portfolio holdings is in the best interests of Fund shareholders and to address any conflicts that may exist between the interests of Fund shareholders and those of its service providers and their affiliates. Portfolio holding information may be disclosed only in accordance with these policies and procedures, with such exceptions as may be approved by the Funds' Chief Compliance Officer.

Each Fund is required by applicable regulations to report its complete portfolio holdings schedule quarterly with the SEC. The schedule is contained in annual and semi-annual reports on Form N-CSR filed for the second and fourth fiscal quarters and in reports filed on Form N-Q for the first and third fiscal quarters. These filings may be viewed on the SEC's website. Following or simultaneously with the filing of these reports, which must be filed within 60 days of the close of each fiscal quarter of the Funds and are as of the close of each such quarter, the Funds may make public a summary or list of completed purchases and sales ("trade commentary").

Although they do not currently do so, the Funds' policies and procedures would permit them to provide non-public portfolio holdings information to certain mutual fund evaluation services, such as Standard & Poor's, Morningstar or Lipper Analytical Services and to due diligence departments of broker-dealers and wirehouses that regularly develop analyses of mutual fund data which they make publicly available. Any disclosures of non-public information about Fund portfolio holdings will permitted only if approved in advance by a Fund's Chief Compliance Officer. A Fund may provide this information to such organizations before it is filed with the SEC or otherwise made public, provided (i) the organization agrees not to distribute the holdings information or analyses based on that information to persons who are likely to use the information to trade Fund shares before the holdings information or analyses are made public, and (ii) the organization signs a confidentiality agreement with respect to the Fund's information. Subject to similar appropriate confidentiality agreements and trading restrictions, a Fund may, for legitimate business purposes, make non-public disclosure of its holdings under other limited circumstances to other persons -- for example, in the event of a merger or retention of a new adviser or sub-adviser. Nothing in the Funds' policies prevents disclosure of portfolio holdings information that may be required by applicable law or regulation.

If approved by the Fund's Chief Compliance Officer, a Fund or its authorized service provider may distribute the following information concerning the Fund's portfolio before information is publicly disclosed in SEC filings, if the information, or information on the Fund's holdings from which the information is derived, has been otherwise publicly disclosed: (a) information on the Fund's top ten holdings and their aggregate percentage in the Fund's portfolio, and (b) information on sectors represented in the Fund's portfolio and the percentage of the portfolio represented by each sector.

A Fund or its authorized service provider may at any time distribute other analytical data that does not identify any specific portfolio holding.

An Adviser's or money manager's trading desk may periodically distribute lists of investments held by its clients (including a Fund) to facilitate efficient trading of those investments and receipt of relevant research. An Adviser or money manager may also periodically distribute a list of issuers and securities that are covered by its research department as of a particular date, which may include securities held by a Fund or that are under consideration for a Fund. The list will not, however, indicate that the Fund owns or may own any security and will not identify Fund position sizes.

Whenever disclosure of portfolio holdings pursuant to the Funds' policies and procedures would involve a conflict of interest between a Fund's shareholders and the Fund's investment adviser or a Fund's Money Manager, distributor or any affiliated person of the Fund, its investment adviser, Money Manager, or its distributor, such disclosure may not be made without the approval of a majority of the Fund's independent directors upon a determination that the arrangement is in the best interest of the Fund's shareholders. Neither a Fund nor its investment adviser, Money Manager, distributor or any affiliated person of a Fund, its investment adviser, Money Manager or distributor may enter into any arrangement to receive compensation or benefit of any kind for the disclosure of Fund portfolio holdings information.

The Funds' Chief Compliance Officer is responsible for monitoring compliance with the Funds' portfolio holdings disclosure policies and procedures and may request certifications from persons who have access to this information that their use of the information complies with the policies and with the terms of any applicable Confidentiality Agreement. The Chief Compliance Officer will report material violations to the Board, which will determine appropriate corrective action. The Board will review the Funds' portfolio holdings disclosure policies and procedures at least annually to determine their continuing adequacy and that they continue to be in the best interests of the Funds and their shareholders.

The Board may impose additional restrictions on dissemination of information about a Fund's portfolio holdings. A Fund's policies and procedures regarding disclosure of fund portfolio holdings may be waived, or exceptions permitted, only with consent of the Fund's Chief Compliance Officer upon a determination that such waiver is consistent with best interests of the Fund and its shareholders. If a proposed disclosure would involve a conflict of interest with the Fund's investment adviser or distributor, or an affiliate of the Fund, its investment adviser or distributor, approval by a majority of the Fund's independent trustees is required.

INVESTMENT RESTRICTIONS

The Funds are subject to investment restrictions designed to reflect their cultural values screening policies. In addition, each Fund has adopted the following investment restrictions, which are fundamental policies of the Fund (except as otherwise noted) and may not be changed without approval by vote of a majority of the outstanding shares of that Fund. For this purpose such a majority vote means the lesser of (1) 67% or more of the voting securities present at an annual or special meeting of shareholders, if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

As a fundamental policy, each Fund has elected to be qualified as a diversified series of the Company.

Steward International Equity Fund and Steward Short-Term Select Bond Fund may not:

1.	borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5.

purchase or sell real estate, which does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

6.	purchase physical commodities or contracts relating to physical commodities;

7.

make loans to other persons, except (i) loans of portfolio securities: and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans.

A Fund's classification as a diversified series, means, as defined in Section 5(b)(1) of the Investment Company Act of 1940, that at least 75% of the value of the Fund's assets will be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities with respect to which the Fund will make no investment that would (a) cause more than 5% of its assets to be invested in the securities of a single issuer or (b) cause it to own more than 10% of the voting securities of a single issuer.

With respect to the foregoing restrictions regarding senior securities, borrowing and concentrating investments, the 1940 Act and regulatory interpretations of relevant provisions of that Act establish the following general limits. Open-end registered investment companies such as the Funds are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. The Company is, however, permitted to issue separate series of shares (each Fund is a series of the Company) and to divide those series into separate classes. (Each of the Individual Class and Institutional Class is such a separate class.) The Funds have no intention to issue senior securities, except that the Company may issue its shares in separate series and divide those series into classes of shares. Although borrowings could be deemed to be senior securities, each Fund is permitted to borrow from a bank, provided that immediately after any such borrowing there is an asset coverage of at least 300 per cent for all borrowings by the Fund, and in the event such asset coverage falls below 300 per cent, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer time as the SEC may prescribe, reduce the amount of its borrowings so that asset coverage for such borrowings shall be at least 300 percent. The 1940 Act also permits a Fund to borrow for temporary purposes only in an amount not exceeding 5 per cent of the value of its total assets at the time when the loan is made. (A borrowing shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.) The SEC has indicated, however, that certain types of transactions, which could be deemed "borrowings" (such as firm commitment agreements and reverse repurchase agreements), are permissible if a Fund "covers" the agreements by establishing and maintaining segregated accounts. With respect to concentration, the SEC staff takes the position that investment of 25% or more of a Fund's total assets in any one industry represents concentration.

With respect to the foregoing restrictions on making loans, a Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of its total assets. A Fund may invest without limit in repurchase agreements to the extent consistent with its investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemptive order from the SEC.

A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's investment objective and principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities the Fund's Adviser believes to be consistent with the Fund's best interests. During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

As non-fundamental investment restrictions, which may be changed without shareholder approval, subject to applicable law and regulatory policy, a Fund may not:

1. Invest more than 15% of its net assets in illiquid securities. If, at any time, a Fund has more than 15% of its net assets invested in illiquid securities, it will take appropriate action to come into compliance with this restriction.

2. Engage in mortgaging, hypothecating or pledging of its assets except in connection with any borrowing permitted under investment restriction (1); thus a Fund's borrowings involving mortgaging, hypothecating or pledging of its assets will not exceed 33 1/3% of its total assets (including the amount borrowed), notwithstanding any temporary borrowings not in excess of 5% of its total assets.

3. Unless a Fund discloses a policy to borrow to make investments, the Fund will not purchase additional securities if outstanding borrowings (including reverse repurchase agreements not covered by a segregated account) total 5% or more of the Fund's assets.

PERFORMANCE AND YIELD INFORMATION

Performance and yield calculations are based on past performance and are not a guarantee of future results. A more detailed description of the methods used to determine the Funds' average annual total return, total return yield and effective yield follows.

The Funds may from time to time include figures indicating total return or average annual total return in advertisements or reports to shareholders or prospective investors. Average annual total return and total return figures are calculated for each class of shares and represent the increase (or decrease) in the value of an investment in a class of shares of a Fund over a specified period. Both calculations assume that all income dividends and capital gain distributions during the period are reinvested at net asset value in additional shares of that class. Quotations of the average annual total return reflect the deduction of a proportional share of the Fund and class expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the particular class of shares of the Fund over a period of 1, 3, 5 and 10 years (or life of the Fund or class) ending on the most recent calendar quarter. Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations.

For Steward Short-Term Select Bond Fund, quotations of the Fund's yield and effective yield may be included along with total return or average annual total return calculations in advertisements or reports to shareholders or prospective investors. Both yield figures are based on the historical performance of a class of shares of the Fund and show the performance of a hypothetical investment. Yield refers to the net investment income generated by a Fund's portfolio with respect to a particular class of shares over a specified seven-day period. This income is then annualized. That is, the amount of income generated with respect to that class of shares during that week is assumed to be generated during each week over a 52-week period and is shown as a percentage. The effective yield is expressed similarly but, when annualized, the income earned by an investment in a particular class of shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment. Yield and effective yield for a class of shares of a Fund will vary based upon, among other things, changes in market conditions, the level of interest rates and the level of expenses borne by the class.

Quotations of yield for each class of shares of the Fund will be based on the investment income per share earned during a particular 30-day period, less expenses accrued with respect to that class during the period ("net investment income"), and will be computed by dividing net investment income for the class by the maximum offering price per share of that class on the last day of the period, according to the following formula:

YIELD = 2[(a-b + 1)[6]-1]/cd

Where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share of the class on the last day of the period.

Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in a class of shares of a Fund over a specified period. Both calculations assume that all income dividends and capital gains distributions during the period are reinvested at net asset value in additional shares of the class.

Quotations of the average annual total return reflect the deduction of a proportional share of class expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the particular class of shares of the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter, or the life of the Fund or class, calculated pursuant to the following formula:

P(1 + T)[n] = ERV
Where P =	a hypothetical initial payment of $1,000,
T =	the average annual total return,
n =	the number of years, and
ERV =	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations of a class of shares. Total return is based on past performance and is not a guarantee of future results.

Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's ("S&P") 500 Index, the S&P 1500 Supercomposite Index, the Dow Jones Industrial Average ("DJIA"), the Lehman Brothers Aggregate Bond Index or other appropriate unmanaged indices of performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Performance information for the Funds reflects only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Performance information should be considered in light of each Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of a Fund's future performance.

DIRECTORS AND EXECUTIVE OFFICERS

The directors provide overall supervision of the affairs of the Funds. The Funds' directors and executive officers, and their principal occupations for the last five years, are listed below. All persons named as directors also serve in similar capacities for other mutual funds sponsored by CAMCO, as indicated below.
Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director

Interested Director

Edward L. Jaroski* ** 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 59	Director, President & Chairman of the Board	From 2000	President and Director of Capstone Asset Management Company; President and Director of Capstone Asset Planning Company and Capstone Financial Services, Inc.	7	None

Independent Directors

James F. Leary 15851 N. Dallas Parkway #500 Addison, TX 75001 Age: 75	Director	From 2000	Financial Consultant; Managing Director of Benefit Capital Southwest	7	Director-Prospect Street High Income Fund and Prospect Street Income Fund; Director-Associated Materials, Inc. (1988-2001); Director-Pacesetter Capital Group; Director-Homeowners of America Insurance Company

John M. Briggs, CPA 435 Williams Road Wynnewoood, PA 19096-1632 Age: 54	Director	From 2005	Treasurer, Philadelphia Affiliate of the Susan G. Komen Breast Cancer Foundation since February, 2005; formerly Partner of the registered public accounting firm of Briggs, Bunting & Dougherty, LLP for more than five years.	7	Director-Healthcare Services Group, Inc.

Leonard B. Melley, Jr. ** 6216 Yadkin Road Fayetteville, NC 28303 Age: 45	Director	From 2001	CEO/President of Freedom Stores, Inc.	7	None

John R. Parker 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 59	Director	From 2000	Self-employed Investor; Consultant	7	None

Bernard J. Vaughan 200 N. Wynnewood Avenue #A-112 Wynnewood, PA 19096 Age: 77	Director	From 2000	Retired	7	None

Executive Officers

Dan E. Watson 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 56	Executive Vice President	From 2000	Executive Vice President and Portfolio Manager of Capstone Asset Management Company & Executive Vice President of Capstone Financial Services, Inc.; Officer of other Capstone Funds	N/A	N/A

Howard S. Potter 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 54	Sr. Vice President	From 2000	Executive Vice President and Portfolio Manager of Capstone Asset Management Company; Executive Vice President of Capstone Financial Services, Inc.; Officer of other Capstone Funds	N/A	N/A

John R. Wolf 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 43	Sr. Vice President	From 2000	Sr. Vice President/Portfolio Manager of Capstone Asset Management Company; Officer of other Capstone Funds	N/A	N/A

Richard A. Nunn 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 59	Sr. Vice President, Secretary, Principal Financial Accounting Officer and Chief Compliance Officer	From 2004	Senior Vice President and Chief Compliance Officer of Capstone Asset Management Company and Capstone Asset Planning Company, 2004-present; Officer of other Capstone Funds, 2004-present; MGL, independent consultants, Vice President Regulatory Affairs, 2000-present	N/A	N/A

Kimberly A. Wallis 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 38	Asst. Vice President Compliance	From 2004	Asst. Vice President Compliance, Capstone Asset Management Company and Capstone Asset Planning Company, 2004-present; Officer of other Capstone Funds, 2004-present; Compliance Analyst, Capstone Asset Management Company and Capstone Asset Planning Company, 2002-2004; Paradigm Trading, technical analyst, 1999-2002	N/A	N/A

Carla Homer 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 46	Treasurer	From 2004	Treasurer of Capstone Asset Management Company and Capstone Asset Planning Company; Officer of other Capstone Funds	N/A	N/A

Alaina V. Metz 3435 Stelzer Road Columbus, Ohio 43219 Age: 39	Asst. Secretary	From 2004	Vice President, Regulatory Services, BISYS Fund Services, 2002-present; Chief Administrative Officer, Blue Sky, BISYS Fund Services, 1995-2002; Officer of other Capstone Funds, 2004-present	N/A	N/A

*	Mr. Jaroski is an "interested person" of the Steward Group of Mutual Funds, as defined in the Investment Company Act of 1940, as amended, because of his position with CAMCO and the Distributor.
**	Mr. Melley is married to the sister of Mr. Jaroski's wife.

The Funds have four committees that report to the Board of Directors. Two of these committees, the Audit Committee and the Nominating/Corporate Governance Committee, are comprised exclusively of independent directors. Each of the Valuation and Investment Review Committee and the Compliance Committee is comprised exclusively of members of the Board. Following is a description of each of the committees:

Audit Committee - The purpose of this Committee is to oversee the accounting and financial reporting policies and practices and internal controls of the Funds, and, as appropriate, the internal controls of certain service providers to the Funds; to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; and to act as a liaison between the Funds' independent auditors and the full Boards. The Committee approves the appointment and compensation of the Funds' auditors and evaluates their independence. It also pre-approves audit and non-audit services provided to the Funds and non-audit services provided to certain service providers by the auditor. The Committee is composed entirely of independent members of the Board of Directors of the Funds. Current Committee members are: Leonard B. Melley, Chairman; John M. Briggs, Bernard J. Vaughan, John R. Parker, and James F. Leary.

Compliance Committee - The purpose of this Committee is to oversee management's implementation of internal controls and procedures relating to investment management and trading, sales and service, administration and pricing and regulatory procedures. Current Committee members are: James F. Leary, Chairman; Edward L. Jaroski, John M. Briggs, John R. Parker, Leonard Melley and Bernard J. Vaughan.

Nominating/Corporate Governance - The purpose of this Committee is to select and nominate independent directors to the Board, to nominate members for other Board Committees, and to evaluate and enhance the effectiveness of the Board in its role in governing the Funds and overseeing the management of the Funds. The Committee is composed entirely of independent members of the Board of the Funds. Current Committee members are: Bernard J. Vaughan, Chairman; John R. Parker, John M. Briggs, Leonard B. Melley and James F. Leary. The Committee will not consider nominees recommended by shareholders.

Valuation and Investment Review Committee - The purpose of this Committee is to oversee management's implementation of internal controls and procedures relating to the valuations placed on the securities of the Funds, to review and confirm the implementation of changes intended to improve performance, and to evaluate fund performance. Current Committee members are: John R. Parker, Chairman; Edward L. Jaroski, Leonard B. Melley, James F. Leary, John M. Briggs and Bernard J. Vaughan.

The following table provides information about the directors' ownership of securities in the Funds and in the total fund complex.

Directors	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Director/Trustee in Capstone Family of Funds
Interested Director:
Edward L. Jaroski	None	over $100,000
Independent Directors:
Bernard J. Vaughan	None	$50,001 - $100,000
John M. Briggs	None	None
James F. Leary	None	$1 - $10,000
Leonard B. Melley, Jr.	None	$50,001 - $100,000
John R. Parker	None	$1 - $10,000

*	Information provided as of September 15, 2005.

As of September 15, 2005, the Independent Directors, and/or any of their immediate family members, did not own any securities issued by CAMCO or the Funds' principal underwriter or any company controlling, controlled by or under common control with those entities.

The directors and officers of the Funds as a group own less than one percent of the outstanding shares of any Fund. Each independent director serves as a director or trustee on the boards of two other registered investment companies comprising the Capstone Complex of Mutual Funds ("Capstone Funds Complex"). The independent directors/trustees are entitled to $2,000 per meeting attended and are paid an annual retainer of $7,000. In addition, each independent director/trustee is paid $500 per committee for serving on four (4) committees. The Lead Director is paid additional $2,000 for serving the Capstone Funds complex. All fees received by the directors/trustees are allocated among the Capstone Funds Complex based on net assets. The directors/trustees and officers of the Capstone Funds are also reimbursed for expenses incurred in attending meetings of the Boards of Directors/Trustees.

The following table represents the compensation received by the independent directors/trustees during fiscal 2005 from the Capstone Funds complex.

Name of Person, Position	Aggregate Compensation from Funds(4)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors/Trustees
James F. Leary, Director/Trustee(1)(2)(3)	N/A	$0	$0	$19,000
John R. Parker, Director/Trustee(1)(2)(3)	N/A	$0	$0	$17,000
Bernard J. Vaughan, Director/Trustee(1)(2)(3)	N/A	$0	$0	$17,000
Leonard B. Melley, Director/Trustee(1)(2)(3)	N/A	$0	$0	$17,000
John M. Briggs Director/Trustee(1)(2)(3)	N/A	$0	$0	$5,250(5)

(1)	Director of Steward Funds, Inc. ("SFI")
(2)	Director of Capstone Series Fund Inc. ("CSFI")
(3)	Director of Capstone Church Bond Fund ("CCBF")
(4)

Compensation received by Independent Directors is allocated among the Capstone Fund Complex on which such directors serve based on net assets. The Capstone Fund Complex consists of SFI, CSFI and CCBF. CSFI has only one portfolio. CCBF is a closed-end interval fund. SFI has five currently operating portfolios; Steward Multi-Manager Equity Fund, Steward Domestic All-Cap Equity Fund, Steward Select Bond Fund, Steward International Equity Fund; Steward Short-Term Select Bond Fund.

(5)	Represents compensation starting August 24, 2005, when Mr. Briggs was appointed as a director/trustee of the investment companies in the Capstone Fund Complex.

Adviser and Administrator

Pursuant to the terms of an investment advisory agreement effective February 28, 2006, ("CAMCO Agreement") the Company employs CAMCO, to furnish investment advisory services for Steward International Equity Fund and Steward Short-Term Select Bond Fund. CAMCO was formed in 1982 as a wholly-owned subsidiary of Capstone Financial Services, Inc. CAMCO is located at 5847 San Felipe, Suite 4100, Houston, Texas 77057. CAMCO provides investment management services to pension and profit sharing accounts, corporations and individuals, and serves as investment adviser and/or administrator to seven registered investment companies. CAMCO manages assets of nearly $3.0 billion.

The CAMCO Agreement provides CAMCO shall have full discretion to manage the assets of each of the Funds accordance with their respective investment objectives and policies and the terms of the Articles of Incorporation. CAMCO has sole authority to select broker-dealers to execute transactions for the Funds, subject to the reserved authority of the directors to designate particular broker-dealers for this purpose. CAMCO will vote proxies on portfolio securities of the Funds, subject to any guidelines that may be established by the directors.

For its services, CAMCO receives investment advisory fees monthly, in arrears,from each Fund at the following annual rates, which are applied to the aggregate average daily net assets of each Fund.

Annual Fee rate as a percentage of average daily net assets:

Steward International Equity Fund	Steward Short-Term Select Bond Fund
0.30% of the first $500 million	0.25 % of the first $500 million
0.25% of the next $500 million	0.20% of the next $500 million
0.20% of assets over $1 billion	0.175% of assets over $1 billion

Pursuant to the CAMCO Agreement, CAMCO pays the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Company (including the Company's share of payroll taxes), except expenses of travel to attend meetings of the Company's Board or committees or advisers to the Board. CAMCO also agrees to make available, without expense to the Company, the services of its directors, officers and employees who serve as officers of the Company.

The CAMCO Agreement provides that CAMCO shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of CAMCO in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the CAMCO Agreement, and that CAMCO shall not be liable for the acts of third parties.

The CAMCO Agreement with respect to Steward International Equity Fund and Steward Short-Term Select Bond Fund was approved by unanimous votes of the Board, and of the directors who are not interested persons, at a meeting held August 25, 2005. In connection with approving each of these agreements ("Agreements"), the directors reviewed with counsel information provided by CAMCO concerning its proposed advisory services to the respective Funds. The directors reviewed materials concerning the Funds' anticipated expenses, including advisory fee rates, for the Funds and comparable funds or services. They also reviewed procedures for overseeing the Funds' other service providers. The directors considered various potential sources of other compensation to CAMCO and its affiliates attributable to their relationship with the Funds, including the receipt of administration fees by CAMCO pursuant to an administration agreement with the Company and the receipt of distribution fees by the Funds' Distributor, an affiliate of CAMCO. In determining to approve the Agreements, the directors noted the reasonableness and fairness of the proposed advisory fees and of overall anticipated Fund expenses relative to other investment companies deemed comparable.

Each Agreement will remain in effect for an initial period up to two years, and thereafter from year to year, provided the renewal of an Agreement as to a Fund is specifically approved (a) by the Fund's Board or by vote of a majority of the Fund's outstanding voting securities, and (b) by the affirmative vote of a majority of the directors who are not parties to the Agreement or interested persons of any such party, by votes cast in person at a meeting called for such purpose. Each Agreement may be terminated as to a Fund (a) at any time without penalty by the Fund upon the vote of a majority of the directors or, by vote of the majority of that Fund's outstanding voting securities, upon 60 days' written notice to the applicable Adviser or money manager or (b) by the applicable Adviser or money manager at any time without penalty, upon 90 days' written notice to the Fund. Each such Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Portfolio Managers

Steward International Equity Fund

The principal portfolio manager of the Steward International Equity Fund is John Wolf. Mr. Wolf is also a principal portfolio manager for the Capstone Small-Cap Growth Fund, formerly Capstone Growth Fund, as well as for private accounts managed by CAMCO. Total private account assets managed by Mr. Wolf as of April 30, 2005 are $964,587,299. None of these accounts has a performance-based advisory fee. Due to the nature of the Fund's investments, no material conflicts of interest arise by virtue of the fact that Mr. Wolf manages another fund and other private accounts, as described above, in addition to the Fund. Mr. Wolf's compensation derives 75% from base salary and 25% from CAMCO's profit sharing plan. The following table sets forth Mr. Wolf's ownership of equity securities of the Fund as of August 29, 2005:

Portfolio Manager	Dollar Range of Equity Securities in the Fund beneficially owned by the Portfolio Manager

John Wolf	$0

Steward Short-Term Select Bond Fund

The principal portfolio manager of the Steward Select Bond Fund is Mr. Howard Potter. Mr. Potter is also a principal portfolio manager for 36 private accounts managed by CAMCO. Total private account assets managed by Mr. Potter as of April 30, 2005 are $585,048,029. Mr. Edward L. Jaroski, secondary portfolio manager for the Fund, is also a principal portfolio manager for 45 private accounts managed by CAMCO. Total private account assets managed by Mr. Jaroski as of April 30, 2005 are $244,470,711. None of the accounts managed by Mr. Potter or Mr. Jaroski has a performance-based advisory fee. Due to the nature of the Fund's investments, no material conflicts of interest arise by virtue of the fact that each portfolio manager manages other private accounts, as described above, in addition to the Fund. For both Mr. Jaroski and Mr. Potter, compensation derives 75% from base salary and 25% from CAMCO's profit sharing plan. The following table sets forth the portfolio managers' ownership of equity securities of the Fund as of August 29, 2005:

Portfolio Manager	Dollar Range of Equity Securities in the Fund beneficially owned by the Portfolio Manager

Edward L. Jaroski	$0

Howard Potter	$0

Administration and Master Services Agreements

Pursuant to an Administration Agreement effective February 28, 2006 as to Steward International Equity Fund and Steward Short-Term Select Bond Fund, CAMCO supervises all aspects of the Funds' day-to-day operations. It oversees the performance of administrative and professional services to the Funds by others; provides office facilities; prepares reports to shareholders and the SEC; and provides personnel for supervisory, administrative and clerical functions. Except as noted below, the costs of these services are borne by CAMCO. For these services, each Fund will pay to CAMCO a fee, calculated daily and payable monthly in arrears, equal to an annual rate of 0.075% of the first $500 million of the Fund's average daily net assets and 0.06% on the next $500 million of such assets and 0.05% on such assets above $1.0 billion.

Pursuant to a master services agreement with the Registrant, BISYS Fund Services Ohio, Inc. ("BISYS") provides transfer agency, fund accounting, financial administration and certain other services to each Fund.

Expenses

Each Fund and class pays all of its expenses and its allocated share of Company expenses not borne by CAMCO pursuant to the Administration Agreement, including such expenses as (i) advisory and administrative fees, (ii) fees under the Service and Distribution Plan (see "Distributor," below), (iii) fees for legal, auditing, fund accounting, transfer agent, federal and state filings, dividend disbursing, and custodian services, (iv) the expenses of issue, repurchase, or redemption of shares, (v) interest, taxes and brokerage commissions, (vi) membership dues in the Investment Company Institute allocable to the Company, (vii) the cost of reports and notices to shareholders, and (viii) fees to directors and salaries of any officers or employees who are not affiliated with the Advisers or Administrator, if any.

The expenses allocable to each Fund and each class of shares are accrued daily and are deducted from total income before dividends are paid. Fund expenses, as well as a Fund's share of Company expenses, are generally allocated between classes based on their respective net asset values. Individual Class and Institutional Class expenses pursuant to the Service and Distribution Plan (see "Distributor," below) are borne by Individual Class and Institutional Class shares, respectively, and the directors may determine that other expenses are specific to a particular class and should be allocated to that class.

Distributor

Capstone Asset Planning Company (the "Distributor"), 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as the principal underwriter of the Funds' shares pursuant to a written agreement with the Company effective April 17, 2000, as amended at a meeting held May 19, 2004 (the "Distribution Agreement"). The Distributor has the exclusive right (except for distributions of shares directly by the Company) to distribute shares of the Funds in a continuous offering through affiliated and unaffiliated dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. Except to the extent otherwise permitted by the Service and Distribution Plan (see below), the Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising.

Edward L. Jaroski is President and a director of the Company and is President and a director of CAMCO and of the Distributor. Certain other officers of the Company are also officers of CAMCO, the Distributor, and their parent, Capstone Financial Services.

The Distribution Agreement shall continue for an initial two-year term and is renewable from year to year if approved in each case (a) by the Company's Board or by a vote of a majority of the Funds' outstanding voting securities and (b) by the affirmative vote of a majority of directors who are not parties to the Distribution Agreement or interested persons of any party, by vote cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

The Company has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act for each Fund's Individual Class shares, which permits each Fund to compensate the Distributor for its services in connection with the distribution of its Individual Class shares and the provision of certain services to Individual Class shareholders. These services include, but are not limited to, the payment of compensation to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, "Service Organizations") to obtain various distribution-related and/or administrative services for the Funds. These services also include, among other things, processing new shareholder account applications, preparing and electronically transmitting to the Funds' Transfer Agent information regarding all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Funds. In addition, the Plan authorizes Individual Class shares of each Fund to bear the cost of preparing, printing and distributing Fund prospectuses and Statements of Additional Information to prospective Individual Class investors and of implementing and operating the Plan.

Under the Plan, payments are made to the Distributor at an annual rate of 0.25% of the average net assets of Individual Class shares of each Fund. Subject to these limits, the Distributor may reallow amounts up to 0.25% of Individual Class net assets to Service Organizations (which may include the Distributor itself), such reallowances to be at an annual rate of 0.25% based on the average net asset value of Individual Class shares of that Fund held by shareholders for whom the Service Organization provides services. Any remaining amounts not so allocated will be retained by the Distributor. The Distributor collects the fees under the Plan on a monthly basis.

Rule 12b-1 requires that the Plan and related agreements have been approved by a vote of the Company's Board and by a vote of the directors who are not "interested persons" of the Company as defined under the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the "Plan Directors"). The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved at least annually by a majority of the directors, including a majority of the Plan Directors. In determining whether to adopt or continue the Plan, the directors must request and evaluate information they believe is reasonably necessary to make an informed determination of whether the Plan and related agreements should be implemented, and must conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit each Fund and the shareholders of each class. Any change in the Plan that would materially increase the distribution expenses to be paid by a class requires approval by shareholders of the affected class, but otherwise, the Plan may be amended by the directors, including a majority of the Plan Directors.

As required by Rule 12b-1, the directors will review quarterly reports prepared by the Distributor on the amounts expended and the purposes for the expenditures. The Plan and related agreements may be terminated with respect to one or more Funds or classes at any time by a vote of the Plan Directors or by vote of a majority of the outstanding voting securities of each such Fund or class. As required by Rule 12b-1, selection and nomination of disinterested directors for the Company is committed to the discretion of the directors who are not "interested persons" as defined under the 1940 Act.

PORTFOLIO TRANSACTIONS AND BROKERAGE

CAMCO is responsible for the placement of portfolio business and the negotiation of the commissions paid on the Funds' securities transactions. It is the policy of CAMCO to seek the best security price or "best execution" available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. CAMCO seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, CAMCO considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Funds or CAMCO. In addition, CAMCO may cause a Fund to pay a broker that provides brokerage and research services a commission in excess of the amount another broker might have charged for effecting a securities transaction. Such higher commission may be paid if CAMCO determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or CAMCO's overall responsibilities to the particular Fund and to CAMCO's other clients. Such research services must provide lawful and appropriate assistance to CAMCO in the performance of its investment decision-making responsibilities and may include advice, both directly and in writing, as to the value of the securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities, as well as furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

CAMCO places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which a Fund effects securities transactions may be used by CAMCO in servicing all of its accounts. Therefore, not all of such services may be used by CAMCO in connection with that Fund. CAMCO has arrangements to receive research only with respect to accounts for which it exercises brokerage discretion, including Steward International Equity Fund and Steward Short-Term Select Bond Fund. Many of CAMCO's clients have not granted CAMCO brokerage discretion and, therefore, any research services received as a result of paying commissions in excess of the amount another broker might have charged are subsidized by accounts that have granted CAMCO such discretion, including Steward International Equity Fund and Steward Short-Term Select Bond Fund. Other research received, although not by a specific arrangement, may also be used by CAMCO in providing service to other accounts, including one or more Funds. In the opinion of CAMCO, the benefits from research services to each of the accounts (including the Funds) managed by CAMCO cannot be measured separately. CAMCO seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by CAMCO are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

Portfolio Turnover

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year by the monthly average value of the portfolio securities owned by the Fund during the past 13 months. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. Significant variations in the portfolio turnover rate for a Fund are generally primarily attributable to market volatility, duration of portfolio investments.

A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund's portfolio securities. (See "Taxes," below.)

A Fund's portfolio securities may be turned over whenever necessary or appropriate in the opinion of the Fund's management to seek the achievement of the basic objective of the Fund. The Funds do not intend to invest to obtain control of portfolio companies.

Personal Trading Policies

The Funds, the Adviser and the Distributor have adopted written Codes of Ethics under Rule 17j-1 under the 1940 Act. Consistent with requirements of that Rule, the Codes permit persons subject to the Codes to invest in securities, including securities that may be purchased by the Funds, provided that they obtain prior clearance before engaging in such transactions, subject to certain exceptions.

Proxy Voting Policies and Procedures

The Company's Board has approved the proxy voting policies and procedures of CAMCO as the policies and procedures to be used in voting proxies on securities held by Steward International Equity Fund and Steward Short-Term Select Bond Fund. Copies of these proxy voting policies and procedures are attached as Exhibit A to this Statement of Additional Information. Shareholders may obtain information on how proxies were voted during the most recent 12-month period ended June 30 for Funds in which they hold shares, by calling (toll-free) 1-800-262-6631 and by accessing the SEC's website at http://www.sec.gov.

DETERMINATION OF NET ASSET VALUE

The purchase and redemption price for shares of each class of a Fund is the per share net asset value ("NAV") for that class that is next determined after your purchase or sale order is received by the Fund, transfer agent or authorized dealer. NAV is generally calculated as of the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m. Eastern Time, on each day the Exchange is open for trading, provided that certain derivatives are priced as of 4:15 p.m. Eastern Time. The Funds do not price their shares on days the Exchange is closed for trading -- normally, weekends, national holidays and Good Friday. In addition to days the Exchange is closed for trading, Steward Select Bond Fund does not price its shares on days the bond markets are closed for trading. Such additional days are normally Columbus Day and Veteran's Day. NAV of a class reflects the aggregate assets less the liabilities attributable to that class. The price of equity securities is determined by (i) valuing securities listed on an exchange at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing securities traded on the NASDAQ market, at the Nasdaq Official Closing Price, if available, otherwise at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing other equity securities at the mean between the last reported bid and asked prices and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in accordance with procedures approved by the Board.

Debt securities (other than short-term obligations) including listed issues, are valued at the bid price on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term debt securities (those with remaining maturities of 60 days or less) are valued at amortized cost. Each of these methods has been determined in good faith by the Board to represent fair value for the affected securities.

In the event a price for a particular security is not available, or the available price is believed by CAMCO to be inaccurate, the security will be priced at its fair value in accordance with procedures approved by the Board which in certain cases require involvement of a Valuation Committee of the Board. It cannot be assured that any such fair value determination represents the price at which the particular securities could be sold during the period in which such fair value prices are used to determine the value of the Fund's assets. Thus, during periods when one or more of a Fund's securities are valued at fair value, there is the risk that sales and redemptions of Fund shares at prices based on these values may dilute or increase the economic interests of remaining shareholders.

The Funds generally invest in securities that trade in U.S. markets. However, a Fund may occasionally invest in a non-U.S. security that trades in a foreign market where closing prices are established prior to the time closing prices are established for U.S.-traded securities. If an event were to occur after the value of a Fund's portfolio security was so established but before the Fund's net asset value per share is determined that is likely to change materially the value of said portfolio security and therefore change the Fund's net asset value, the Fund's investment would be valued in accordance with fair value procedures established by the Board. Additionally, because non-U.S. markets may be open on days and at times when U.S. markets are closed, the value of shares of a Fund that invests in such securities can change on days when shareholders are not able to buy or sell Fund shares.

HOW TO BUY AND REDEEM SHARES

Shares of the Funds are sold in a continuous offering without a sales charge and may be purchased on any day on which the Fund computes its NAV through authorized dealers, including the Distributor. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and may charge a fee for this service in addition to the applicable NAV price for the shares. After each investment, the shareholder and the authorized investment dealer receive confirmation statements of the number of shares purchased and owned.

Minimum Investment

Individual Class shares - The minimum initial investment is $200 per Fund, except for continuous investment plans which have no minimum. There is no minimum for subsequent purchases, except that the minimum for each subsequent telephone purchase per Fund is $1,000.

Institutional Class shares - The minimum initial aggregate investment in the Funds (together with other portfolios of Steward Funds, Inc. and Steward Small-Cap Equity Fund) is $100,000 with no minimum per Fund, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial per Fund investment is $25,000. The minimum subsequent per Fund investment is $1,000, except that the minimum investment per Fund for a subsequent telephone purchase is $50,000. No stock certificates representing shares purchased will be issued. The Company's management reserves the right to reject any purchase order if, in its opinion, it is in the Company's best interest to do so.

At various times, the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or recognition programs conforming to criteria established by the Distributor, or to participate in sales programs sponsored by the Distributor. In addition, CAMCO and/or the Distributor in their discretion may from time to time, pursuant to objective criteria established by CAMCO and/or the Distributor, sponsor programs designed to reward selected dealers for certain services or activities, which are primarily intended to result in the sale of shares of the Funds. Such payments are made out of their own assets and not out of the assets of the Funds. These programs will not change the price paid by a shareholder for shares of the Funds or the amount that the Funds will receive from such sale.

Generally, shareholders may require the Funds to redeem their shares by sending a written request, signed by the record owner(s), to Steward Funds, Inc. c/o BISYS Fund Services, P.O. Box 183004, Columbus, OH 43218-3004. In addition, certain expedited redemption methods are available.

DIVIDENDS AND DISTRIBUTIONS

Each Fund's policy is to distribute each year to shareholders substantially all of its investment company taxable income (which includes, among other items, dividends, interest and the excess of net short-term capital gains over net long-term capital losses). Each Fund intends to declare and pay such amounts quarterly as dividends. Each Fund intends similarly to distribute to shareholders at least annually any net realized capital gains (the excess of net long-term capital gains over net short-term capital losses). All dividends and capital gain distributions are reinvested in shares of the applicable Fund at net asset value without sales commission, except that any shareholder may otherwise instruct the Transfer Agent in writing and receive cash. Shareholders are informed as to the sources of distributions at the time of payment. Any dividend or distribution paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his or her shares by the amount of the dividend or distribution. All or a portion of any such dividend or distribution, although in effect a return of capital, may be taxable, as set forth below.

TAXES

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

The Company is organized as a Maryland corporation and, under current law, is not liable for any income or franchise tax in the State of Maryland, provided that the Funds qualify as regulated investment companies for purposes of Maryland law.

Options, Futures and Forward Contracts

Regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized. Transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to distributions if a Fund did not engage in such transactions.

Wash Sales

The Code also contains a so-called "wash sale" rule pursuant to which losses incurred by a Fund from the sale or other disposition of securities, or contracts or options to sell or acquire securities, will not be deductible (but instead, must be added to the Fund's basis in the newly acquired securities) if, within 30 days either before or after the date of such sale or exchange, the Fund acquires or enters into a contract or option to acquire substantially identical securities, or substantially identical contracts or options, respectively. The application of the wash sale rules to a Fund could cause deferral of losses on sales that could increase the Fund's taxable distributions of net capital gains.

Distributions

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.  Dividends that constitute "qualified dividend income" may be taxable to individual investors at the same rates applicable to long-term capital gains.  (See "Tax Treatment of Dividends, Distributions and Redemptions," in the Prospectus.)

Properly designated distributions of net capital gains, if any, will generally be taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held a Fund's shares, and are not eligible for the dividends received deduction.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received.

If the NAV of a Fund's shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

If a Fund retains its net capital gains, although there are no plans to do so, the Fund may elect to treat such amounts as having been distributed to shareholders. As a result, the shareholders would be subject to tax on undistributed capital gain, would be able to claim their proportionate share of the federal income taxes paid by the Fund on such gain as a credit against their own federal income tax liabilities, and would be entitled to an increase in the basis of their Fund shares.

Disposition of Shares

Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

Backup Withholding

Each Fund generally will be required to withhold federal income tax at a rate of 28% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder that he or she has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Other Taxation

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 28% (or a lower treaty rate, if applicable). Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER INFORMATION

Custody of Assets. All securities owned by the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in the Funds' investment portfolios, are held by State Street Bank & Trust Company, as custodian.

Shareholder Reports. Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

Independent Registered Public Accounting Firm. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, 1500 JFK Boulevard, Suite 820, Philadelphia, Pennsylvania 19102-1732, the independent registered public accounting firm for the Company, performs annual audits of the Funds' financial statements.

Legal Counsel. Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, is legal counsel for the Funds.

Exhibit A

Capstone Asset Management Co.

Proxy Voting Policies and Procedures

Adopted: March 1, l994

Revised: May 1, 1999

Further Revised: June 30, 2003

I. Statement of Policy

It is the policy of Capstone Asset Management Company ("CAMCO") to vote proxies on securities held by its clients for which CAMCO exercises voting authority, including CAMCO's registered investment company clients, ("Clients") in the best interests of those Clients and without regard to the interests of the Adviser or any other client of the Adviser, and of Fund shareholders, in accordance with CAMCO's fiduciary duties under applicable law and in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). CAMCO has adopted these proxy voting policies and procedures ("Procedures") for the voting of proxies relating to securities held in client accounts as to which CAMCO has voting authority, directly or indirectly. Indirect voting authority exists where CAMCO's voting authority is implied by a general obligation of investment authority without reservation of proxy voting authority. The Boards of Directors/Trustees of investment companies ("Funds") for which CAMCO acts as investment adviser, and for which CAMCO has discretionary authority to vote proxies, have directed CAMCO to follow these Procedures in voting proxies for the Funds.

II. Limitations on Policy

a. Client Instructions or Restrictions - CAMCO's exercise of voting rights for Client securities is subject to any applicable instructions or restrictions that may be imposed by a particular Client, from time to time. In such a case, CAMCO may vote proxies for a particular Client differently from those voted for a Client that does not provide instructions or restrictions.

b. Securities No Longer Held - CAMCO generally will not vote proxies with respect to securities of a Client that are no longer held by a Client, having been sold on or after the record date.

c. Securities on Loan - CAMCO may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its client's overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as the Adviser deems appropriate under the circumstances. As examples, CAMCO may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

III. Conflicts of Interest

If CAMCO determines that voting proxies with respect to a particular security would involve a material conflict between the interests of CAMCO and its affiliates, on the one hand, and those of one or more Clients, on the other, CAMCO will choose one of the following options:

o Cause the proxies to be "echo voted" -- i.e., in the same proportion as the votes of non-Client holders of the particular security;

o Vote the proxies in accordance with the recommendations of an independent proxy voting service;

o Refer the voting decision to the Client;

o Obtain from the Client an acknowledgement and waiver of the conflict to permit CAMCO to vote the proxies in accordance with the policies described in Appendix A.

IV. Administration

a. Obtaining Proxy Statements. CAMCO will take reasonable steps to assure that proxy statements are received from Clients' custodian(s), or any other appropriate person, in a timely manner. A list of accounts for which CAMCO is required to vote proxies will be maintained. Periodically a comparison will be performed between proxies received and those proxies required to be voted by CAMCO. Any discrepancies will be resolved promptly.

b. Disclosure. CAMCO will comply with applicable requirements of the Securities and Exchange Commission regarding disclosures to Clients about these Procedures and about particular proxy votes. In particular, CAMCO will: provide Clients with a description of these Procedures; provide a copy of these Procedures to any Client upon request; and disclose to Clients how they may obtain information from CAMCO about particular proxy votes.

c. Records. CAMCO will make, maintain and preserve records related to these Procedures in accordance with applicable regulatory requirements.

d. Proxy Voting Responsibility. To provide centralized management of the proxy voting process, CAMCO shall establish a Proxy Voting Committee comprised of all members of the CAMCO Investment Committee and one or more representatives of the legal compliance area. (See Appendix B).

The Proxy Voting Committee shall:
    Supervise the proxy voting process, including the identification of material conflicts of interest involving the Adviser and the proxy voting process in respect of securities owned by or on behalf of such clients;
    Determine how to vote proxies relating to issues not covered by these guidelines; and
    Determine when the Adviser may deviate from these guidelines.

e. Compliance Responsibility. CAMCO shall designate, from time to time, one or more persons, to be identified in Appendix B, to monitor compliance with these Procedures and with applicable regulatory requirements.

f. Review of Procedures. CAMCO will review these Procedures from time to time to assure their continuing appropriateness.

APPENDIX A

PROXY VOTING POLICIES

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

We will generally vote for nominees. If we vote against management, the reasons for this decision will be kept in CAMCO's records.

B. Chairman and CEO are the Same Person

We vote, on a case-by case basis, on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C. Majority of Independent Directors

Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a case by-case basis.

Shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively are reviewed on a case-by-case basis.

D. Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E. Term of Office

We vote against shareholder proposals to limit the tenure of outside directors.

F. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violation of fiduciary obligations than mere carelessness.

We vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

G. Charitable Contributions

Votes for shareholder proposals to eliminate, direct or otherwise restrict charitable contributions are evaluated on a case-by case basis.

H. Management Prerogatives

We vote against shareholder proposals the effect of which we believe falls correctly under the perview of management.

II. Proxy Contests

A. Voting for Directors Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

o long-term financial performance of the target company relative to its industry

o management's track record

o background to the proxy contest

o qualifications of director nominees (both slates)

o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objective and goals can be met

o stock ownership positions.

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

III. Auditors

Ratifying Auditors

o We will generally vote for the selection of auditors. If we vote against the selection of auditors, the reasons for this decision will be kept in CAMCO's records.

o We vote for shareholder proposals that prohibit the audit firm from providing consulting services.

o We examine on a case-by-case basis, proposals to limit the term of successive engagements of any one audit firm.

IV. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

D. Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

F. Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V. Tender Offer Defenses

A. Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review, on a case-by-case basis, shareholder proposals to redeem a company's poison pill.

We review, on a case-by-case basis, management proposals to ratify a poison pill.

B. Fair Price Provisions

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more that a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

D. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder voter requirements for charter and bylaw amendments.

E. Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

VI. Miscellaneous Governance Provisions

Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

VII. Capital Structure

A. Common Stock Authorization

We review, on a case-by-case basis, proposals to increase the number of shares of common stock authorized for issue.

B. Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review, on a case-by-case basis, proposals that would authorize the creation of new classes or preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review, on a case-by-case basis, proposals to increase the number of authorized blank check preferred shares.

C. Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

D. Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock

G. Preemptive Rights

We review, on a case-by-case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H. Debt Restructurings

We review, on a case-by-case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earning be?

o Change in Control -- Will the transaction result in a change of control of the company?

o Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approval proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I. Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

In general, we vote, on a case-by-case basis, on executive and director compensation plans, with the view that viable compensation programs reward the creation of shareholder wealth by having a high payout sensitivity to increases in shareholder value.

A. Shareholder Proposals to Limit Executive and Director Pay

We review, on a case-by-case basis, all shareholder proposals that seek additional disclosure of executive and director pay information.

We review, on a case-by-case basis, all other shareholder proposals that seek to limit executive and director pay.

B. Golden and Tin Parachutes

We review, on a case-by-case basis, all proposals to ratify or cancel golden or tin parachutes.

C. Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

D. 401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A. Voting on State Takeover Statutes

We review, on a case-by-case basis, proposals to opt in or out of share takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, shareholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

X. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

  anticipated financial and operating benefits;

  offer price (cost vs. premium).

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis, depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made, on a case-by-case basis, after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made, on a case-by-case basis, after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executive managing the liquidation.

F. Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

We generally vote for changing the corporate name. If we vote against the proposed change, the reasons will be noted in CAMCO's records.

XI. Mutual Fund Proxies

A. Election of Directors/Trustees

We vote on director/trustee nominees on a case-by-case basis.

B. Investment Advisory Agreement

We vote on investment advisory agreements on a case-by-case basis.

C. Fundamental Investment Restrictions

We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D. Distribution Agreements

We vote on distribution agreements on a case-by-case basis.

XII. Social and Environmental Issues

We vote on shareholder proposals on social and environmental issues on a case-by-case basis.

PROXY VOTING -- ADDENDUM

We generally vote routine proxies for management's proposals. If we vote against management, CAMCO will keep a record of the reasons for such votes.

Routine issues include:

o Re-election of board members

o Name changes

o Appointment of auditors or other professionals

Our guidelines on non-routine issues will be revised from time to time based on our research. We will vote on these matters generally in accordance with our guidelines, subject to our fiduciary duty and any legal requirements binding the applicable client's proxy votes. If we vote otherwise than in accordance with our guidelines, the reasons will be noted in CAMCO's records.

Non-routine issues include:

o Acquisitions

o Mergers

o Spin-offs

o Significant changes in the By-Laws, Articles of Incorporation, etc.

o Anti-takeover provisions, poison pills

o Rights offerings

o Measure in authorized shares of common or preferred stock

APPENDIX B

1. Proxy Voting Committee

Dan Watson

John Wolf

Paul Townsen

Gina Garcia

Kimberly Wallis

Richard Nunn

Lance Estridge

2. Individual Responsible for Monitoring Compliance with these Procedures

Richard Nunn

STEWARD FUNDS, INC.

OTHER INFORMATION

(PART C TO REGISTRATION STATEMENT NO. 2-28174)

Item 23. Exhibits

All exhibits are filed herewith, unless otherwise indicated by asterisk.

*(a)(1)	Articles of Incorporation dated May 11, 1992.
***(a)(2)	Articles of Amendment, June, 2004
****(a)(3)	Articles of Amendment, August, 2004
(a)(4)	Articles of Amendment, December 20, 2005 - filed herewith
(a)(5)	Articles Supplementary, December 20, 2005 - filed herewith
*(b)	By-Laws.
(c)	None.
****(d)(1)	Investment Advisory Agreement between Capstone Asset Management Company and Registrant with respect to Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund
********(d)(2)	Investment Advisory Agreement between Frank Russell Investment Management Company and Registrant with respect to Steward Multi-Manager Equity Fund
********(d)(3)	Form of Portfolio Management Contract with respect to Steward Multi-Manager Equity Fund
(d)(4)	Investment Advisory Agreement between Capstone Asset Management Company and Registrant with respect to Steward International Equity Fund and Steward Short-Term Select Bond Fund - filed herewith
(e)(1)	Amended and Restated General Distribution Agreement - filed herewith
(e)(2)	Dealer and Selling Group Agreement - filed herewith
(f)	None.
******(g)(1)	Custodian Agreement
(h)(1)	Amended and Restated Administration Agreement - filed herewith
***(h)(2)	Master Services Agreement
***(h)(3)	Amendment to Master Services Agreement
(h)(4)	Amendment to Master Services Agreement - filed herewith
(h)(5)	Amendment to Master Services Agreement - filed herewith
****(h)(6)	Form of Consulting Agreement
*****(i)	Opinion Letter from Dechert LLP
(j)(1)	Powers of Attorney of Messrs. Bernard J. Vaughan, James F. Leary, Leonard B. Melley, John M. Briggs and John R. Parker -- filed herewith
(j)(2)	Auditors' Consent - filed herewith
(k)	None
(l)	None
(m)	Service & Distribution Plan - filed herewith
(n)	Rule 18f-3 Plan - filed herewith
***(p)(1)	Code of Ethics of the Fund, Capstone Asset Management Company and Capstone Asset Planning Company ..

*	Filed with Post-Effective Amendment No. 50, dated March 31, 1998.
**	Filed with Post Effective Amendment No. 53, dated December 14, 1999.
***	Filed with Post-Effective Amendment No. 62, dated August 27, 2004.
****	Filed with Post-Effective Amendment No. 63, dated August 31, 2004.
*****	Filed with Post-Effective Amendment No. 64, dated September 30, 2004.
******	Filed with Post-Effective Amendment No. 65, dated October 1, 2004.
*******	Filed with Post-Effective Amendment No. 66, dated November 18, 2004.
********	Filed with Post-Effective Amendment No. 80, dated December 27, 2005

Item 24. Persons Controlled by or under Common Control with Registrant

Registrant is not controlled by, and is not under common control with, any person.

Item 25. Indemnification

The Articles of Incorporation include the following:

"Article 7.4 Indemnification. The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the General Laws of the State of Maryland and the Investment Company Act of 1940. The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability. The rights provided to any person by this Article 7.4 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of these Articles of Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

To the extent that the Articles of Incorporation, By-Laws or any other instrument pursuant to which the Registrant is organized or administered indemnify any director or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment advisor or principal underwriter to the Registrant, any such provisions protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of his reckless disregard of his duties pursuant to the conduct of his office or obligations pursuant to such contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Section 17(h) and (i) of the Investment Company Act of 1940, as interpreted from time to time by authorized regulatory, judicial or other authorities.

Item 26. Business and other Connections of Investment Advisers

CAMCO is also the investment adviser and/or administrator of two other investment companies: Capstone Series Fund, Inc. and Capstone Church Bond Fund. CAMCO also manages private accounts. For further information see "Directors and Officers" in Part B hereof.

Item 27. Principal Underwriters

(a)	The principal underwriter of the Registrant, Capstone Asset Planning Company, also acts as principal underwriter for Capstone Series Fund, Inc. and Capstone Church Bond Fund
(b)	Directors and Officers of the Registrant's Principal Underwriter:
Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant

Edward L. Jaroski	President and Director	President and Chairman of the Board
Leticia N. Jaroski	Vice President	None
Shelly Severson	Senior Vice President	None
Richard Nunn	Senior Vice President, Secretary and Chief Compliance Officer	Senior Vice President, Secretary, Chief Compliance Officer and Principal Financial and Accounting Officer
Carla Homer	Treasurer	Treasurer
*	5847 San Felipe, Suite 4100, Houston, Texas 77057.

Item 28. Location of Accounts and Records

Capstone Asset Management Company, the investment adviser to the Funds and administrator to the Registrant, 5847 San Felipe, Suite 4100, Houston, Texas 77057; State Street Bank & Trust Company, the custodian of the Registrant, P.O. Box 1713, Boston, Massachusetts 02105-1713; and BISYS Fund Services, the accounting agent, transfer agent and shareholder servicing agent of the Registrant, 3435 Stelzer Road, Columbus, Ohio 43219, and Iron Mountain, 1888 Stebbins Drive, Houston, Texas 77043, maintain physical possession of each account, book or other document required to be maintained by Section 31(a) of Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 28th day of February, 2006 and represents that this filing does not contain material that would cause it to be ineligible for filing pursuant to Rule 485(b) under the Securities Act of 1933.

STEWARD FUNDS, INC.
Registrant
By: /s/EDWARD L. JAROSKI
Edward L. Jaroski, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ EDWARD L. JAROSKI Edward L. Jaroski	President, Chairman of the Board & Director (Principal Executive Officer)	February 28, 2006

/s/ Richard Nunn Richard Nunn	Senior Vice President, Secretary, Principal Financial & Accounting Officer and Chief Compliance Officer	February 28, 2006

/s/ CARLA HOMER Carla Homer	Treasurer	February 28, 2006

JAMES F. LEARY* James F. Leary	Director	February 28, 2006

JOHN R. PARKER* John R. Parker	Director	February 28, 2006

BERNARD J. VAUGHAN* Bernard J. Vaughan	Director	February 28, 2006

LEONARD B. MELLEY, JR.* Leonard B. Melley, Jr.	Director	February 28, 2006

JOHN M. BRIGGS*	Director	February 28, 2006
John M. Briggs

*By:	/s/EDWARD L. JAROSKI
Edward L. Jaroski, Attorney-In-Fact